As filed with the Securities and Exchange Commission on August 2, 2005





                                               Securities Act File No. 333-11283
                                   Investment Company Act File Act No. 811-07797

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

                                   ----------



              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [X]

[_]                         PRE-EFFECTIVE AMENDMENT NO.


                          POST-EFFECTIVE AMENDMENT NO. 49                    [X]


                                        and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]


                                AMENDMENT NO. 49




                        (Check appropriate box or boxes)


                         SUNAMERICA FOCUSED SERIES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   ----------

                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
               (Address of Principal Executive Office) (Zip Code)

       Registrant's telephone number, including area code: (800) 858-8850



                               Gregory N. Bressler
                                 General Counsel


                      AIG SunAmerica Asset Management Corp.
                           Harborside Financial Center
                                  3200 Plaza 5
                           Jersey City, NJ 07311-4992
                    (Name and Address for Agent for Service)



                                    Copy to:
                             Margery K. Neale, Esq.
                              Shearman & Sterling LLP
                              599 Lexington Avenue
                               New York, NY 10022


                  Approximate Date of Proposed Public Offering:
    As soon as practical after this Registration Statement becomes effective.

  It is proposed that this filing will become effective (check appropriate box)



          [X] immediately upon filing pursuant to paragraph (b)

          [_] 60 days after filing pursuant to paragraph (a)(1).
          [_] on February 28, 2005 pursuant to paragraph (a)(1)
          [_] 75 days after filing pursuant to paragraph (a)(2)
          [_] on (date) pursuant to paragraph (a)(2) of Rule 485.



                    If appropriate, check the following box:

               [_] This post-effective amendment designates a new
                      effective date for a previously filed
                            post-effective amendment.

AIG SUNAMERICA

Focused Portfolios

             PROSPECTUS 2005


                               [GRAPHIC OMITTED]







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August 2, 2005                                                        PROSPECTUS

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SUNAMERICA FOCUSED PORTFOLIOS

         FOCUSED MID-CAP GROWTH PORTFOLIO

         FOCUSED MID-CAP VALUE PORTFOLIO



         The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

















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                    TABLE OF CONTENTS

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                    PORTFOLIO HIGHLIGHTS ................................      2

                    SHAREHOLDER ACCOUNT INFORMATION .....................      7

                    MORE INFORMATION ABOUT THE PORTFOLIOS ...............     18

                         GLOSSARY .......................................     19

                              INVESTMENT TERMINOLOGY ....................     19

                              RISK TERMINOLOGY ..........................     21

                    PORTFOLIO MANAGEMENT ................................     22

                    INFORMATION ABOUT ADVISERS ..........................     23

                    FINANCIAL HIGHLIGHTS ................................     30











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PORTFOLIO HIGHLIGHTS
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Q&A

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When deemed  appropriate by an Adviser, a Portfolio may engage in ACTIVE TRADING when it frequently trades its portfolio securities to achieve its investment goal.


A FOCUS strategy is one in which an Adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers' "highest confidence" stocks exceeds that of their more diversified portfolios. Each Adviser of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio will invest in up to ten securities, and each of these Portfolios will hold up to a total of 30 securities. Each Adviser may invest in additional financial instruments for the purpose of cash management or to hedge a security in the Portfolio.

The "GROWTH" ORIENTED philosophy to which the Focused Mid-Cap Growth Portfolio subscribes -- that of investing in securities believed to offer the potential for long-term growth of capital focuses on securities considered to have a historical record of above-average earnings growth; to have significant growth potential for earnings growth; to have above-average earnings growth or the ability to sustain earnings growth; to offer proven or unusual products or services; or to operate in industries experiencing increasing demand.

The "VALUE" ORIENTED philosophy to which the Focused Mid-Cap Value Portfolio subscribes -- that of investing in securities believed to be undervalued in the market-reflects a contrarian approach, in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and may have generally been overlooked by the market.


MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation, for specific market capitalization ranges, see page 3.

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The following  questions and answers are designed to give you an overview of two
Portfolios of SunAmerica Focused Series, Inc. (collectively the "Portfolios"), and to provide you with information about the Fund's separate Portfolios and
their  investment  goals,   principal  investment   strategies,   and  principal
investment techniques. Each goal may be changed without shareholder approval, although you will receive notice of any change. There can be no assurance that any Portfolio's investment goal will be met or that the net return on an investment in a Portfolio will exceed what could have been obtained through other investment or savings vehicles. More complete investment information is provided under "More Information About the Portfolios," on page 18, and the glossary that follows on page 19.

Q: WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS, PRINCIPAL STRATEGIES AND
   TECHNIQUES?

 A:

                              PRINCIPAL                        PRINCIPAL
                INVESTMENT   INVESTMENT                       INVESTMENT
 PORTFOLIO         GOAL       STRATEGY                        TECHNIQUES
 ---------      ----------   ----------                       ----------
FOCUSED          long-term   growth and     active trading of equity securities selected on the basis
MID-CAP          growth of   focus          of growth criteria. At least 80% of the Portfolio's net
GROWTH           capital                    assets plus any borrowing for investment purposes will
PORTFOLIO                                   be invested in mid-cap companies

FOCUSED          long-term   value and      active trading of equity securities selected on the basis
MID-CAP          growth of   focus          of value criteria. At least 80% of the Portfolio's net
VALUE            capital                    assets plus any borrowing for investment purposes will
PORTFOLIO                                   be invested in mid-cap companies


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ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS
Each Portfolio provides investors with access to three different professional Advisers, each with a distinct methodology within a particular investment style. Each Adviser manages a separate portion of a Portfolio. In addition, the Portfolios have principal investment techniques which require 80% of each Portfolio's assets be invested consistently with its name. The Fund may change this technique without shareholder approval, however shareholders will receive 60 days notice prior to any such change.


MARKET CAPITALIZATION RANGES
Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the market capitalization ranges prescribed by the Style Box categories designed by Morningstar, Inc. Morningstar, Inc. may change the Style Box market capitalization ranges over time as market conditions and broad market valuations vary. The Portfolios' market capitalization ranges will change as the Morningstar categories vary. Currently, these market capitalization ranges are as follows: $1.6 billion or less for the Small-Cap category; between $1.6 billion and $8.6 billion for the Mid-Cap category; and $8.6 billion or more for the Large-Cap category.


Q: WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 18 describes various additional risks.

   PRINCIPAL RISKS APPLICABLE TO ALL PORTFOLIOS

       RISKS OF INVESTING IN EQUITY SECURITIES
         All of the Portfolios invest primarily in equity securities. As with any equity portfolio, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may decline under varying market conditions--for example, "growth" stocks may perform well under circumstances in which "value" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

       RISKS OF NON-DIVERSIFICATION
         Each Portfolio is non-diversified, which means that it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By concentrating in a smaller number of stocks, the Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.


       RISKS OF INVESTING IN MID-CAP COMPANIES
         Stocks of mid-cap companies, although to a lesser extent than stocks of small-cap companies, may be more volatile than, and not as readily marketable as, those of larger companies.


       ADDITIONAL PRINCIPAL RISKS
         Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank or SunAmerica or SunAmerica's affiliates, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.


Q: HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: Because the Portfolios are new, they do not have performance information an investor may find useful in evaluating an investment in the Portfolios.


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PORTFOLIO HIGHLIGHTS
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Q: WHAT ARE THE PORTFOLIOS' EXPENSES?

A: The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.


                                                             FOCUSED MID-CAP GROWTH PORTFOLIO
                                                         ------------------------------------------
                                                         Class A    Class B    Class C   Class I(6)
                                                         -------    -------    -------   ----------
SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum Sales Charge (Load) ....................       5.75%       4.00%       1.00%    None
   Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)(1) .........       5.75%       None        None     None
   Maximum Deferred Sales Charge (Load)
   (as a percentage of amount redeemed or original
   purchase cost, whichever is lower)(2) ..........       None        4.00%       1.00%    None
   Maximum Sales Charge (Load)
   Imposed on Reinvested Dividends ................       None        None        None     None
   Redemption Fee(3) ..............................       None        None        None     None
   Exchange Fee ...................................       None        None        None     None
   Maximum Account Fee ............................       None        None        None     None
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)
   Management Fees ................................       0.85%       0.85%       0.85%    0.85%
   Distribution (12b-1) Fees(4) ...................       0.35%       1.00%       1.00%    None
   Other Expenses .................................       0.52%       0.52%       0.52%    0.77%
Total Annual Fund Operating Expenses ..............       1.72%       2.37%       2.37%    1.62%
                                                          ----        ----        ----     ----
Expense Reimbursement (Recoupment) ................         --          --          --       --
Net Expenses ......................................       1.72%(5)    2.37%(5)    2.37%(5) 1.62%(5)
                                                          ====        ====        ====     ====


(1) The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2) Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (CDSC) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). See pages 7-8 for more information on the CDSCs.


(3)  A $15.00 fee will be imposed on wire and overnight mail redemptions.


(4) Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


(5) The Board of Directors, including a majority of the Independent Directors, approved the Investment Advisery and Management Agreement subject to the net expense ratios set forth above. SunAmerica will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses be higher than the net expense ratio. SunAmerica may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Directors, including a majority of the Independent Directors.


(6) Class I shares are offered exclusively to participants in certain employee retirement plans and other programs.

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         4
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        FOCUSED MID-CAP VALUE PORTFOLIO
   -----------------------------------------
   Class A    Class B    Class C  Class I(6)
   -------    -------    -------  ----------


    5.75%      4.00%       None       None

    5.75%      None        None       None


    None       4.00%       None       None

    None       None        None       None
    None       None        None       None
    None       None        None       None
    None       None        None       None


    0.85%      0.85%       0.85%      0.85%
    0.35%      1.00%       1.00%      None
    0.52%      0.52%       0.52%      0.77%
    1.72%      2.37%       2.37%      1.62%
    ----       ----        ----       ----
      --%        --%         --%        --%
    1.72%(5)   2.37%(5)    2.37%(5)   1.62%(5)
    ====       ====        ====       ====



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

PORTFOLIO HIGHLIGHTS
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EXAMPLE
This Example is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table your costs would be:

If you redeemed your investment at the end of the periods indicated:


                                      1 year      3 years    5 years    10 years
FOCUSED MID-CAP GROWTH PORTFOLIO
     (Class A shares) ..............    $740       $1,086     $1,455      $2,488
     (Class B shares)* .............     640        1,039      1,465       2,545
     (Class C shares) ..............     340          739      1,265       2,706
     (Class I shares) ..............     165          511        811       1,922
FOCUSED MID-CAP VALUE PORTFOLIO
     (Class A shares) ..............    $740       $1,086     $1,455      $2,488
     (Class B shares)* .............     640        1,039      1,465       2,545
     (Class C shares) ..............     340          739      1,265       2,706
     (Class I shares) ..............     165          511        881       1,922

If you did not redeem your shares:
                                      1 year      3 years    5 years    10 years
FOCUSED MID-CAP GROWTH PORTFOLIO
     (Class A shares) ..............    $740       $1,086     $1,455      $2,488
     (Class B shares)* .............     240          739      1,265       2,545
     (Class C shares) ..............     240          739      1,265       2,706
     (Class I shares) ..............     165          511        811       1,922
FOCUSED MID-CAP VALUE PORTFOLIO
     (Class A shares) ..............    $740       $1,086     $1,455      $2,488
     (Class B shares)* .............     240          739      1,265       2,545
     (Class C shares) ..............     240          739      1,265       2,706
     (Class I shares) ..............     165          511        881       1,922


----------------------
* Class B shares generally convert to Class A shares approximately eight years after purchase, as described in the section entitled "Shareholder Account Information" on page 16. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

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SHAREHOLDER ACCOUNT INFORMATION
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SELECTING A SHARE CLASS
Each Portfolio offers a number of classes of shares through this Prospectus, which may include Class A, Class B, Class C and Class I shares.

Each class of shares has its own cost structure or requirements, so you can choose the one best suited to your investment needs. Your broker or financial adviser can help you determine which class is right for you.

            CLASS A                            CLASS B                                CLASS C
o  Front-end sales charges, as       o  No front-end sales charge;         o  No front-end sales charge;
   described below. There are           all your money goes to work           all your money goes to work
   several ways to reduce these         for you right away.                   for you right away.
   charges, also described
   below.                            o  Higher annual expenses than        o  Higher annual expenses than
                                        Class A shares.                       Class A shares.
o  Lower annual expenses than
   Class B or Class C shares.        o  Deferred sales charge on           o  Deferred sales charge on
                                        shares you sell within six            shares you sell within
                                        years of purchase, as                 twelve months of purchase,
                                        described on page 8.                  as described below.

                                     o  Automatic conversion to            o  No conversion to Class A.
                                        Class A shares approximately
                                        eight years after purchase.


                                     o  Purchases in an amount of
                                        $100,000 or more will not be
                                        permitted. You should consult
                                        with your financial adviser
                                        to determine whether other
                                        share classes are more
                                        beneficial given your
                                        circumstances.



             CLASS I

o  Offered exclusively to
   certain institutions.

o  No sales charges.

o  Lower annual expenses than
   Class A, B, or C Shares.



CALCULATION OF SALES CHARGES

CLASS A. Sales Charges are as follows:         Sales Charge          Concession to Dealers
                                        -------------------------------------------------------
                                           % OF         % OF NET             % OF
                                         OFFERING        AMOUNT            OFFERING
YOUR INVESTMENT                            PRICE        INVESTED             PRICE
                                        -------------------------------------------------------
Less than $50,000 ......................   5.75%          6.10%              5.00%
$50,000 but less than $100,000 .........   4.75%          4.99%              4.00%
$100,000 but less than $250,000 ........   3.75%          3.90%              3.00%
$250,000 but less than $500,000 ........   3.00%          3.09%              2.50%
$500,000 but less than $1,000,000 ......   2.00%          2.04%              1.75%
$1,000,000 or more* ....................   None           None               1.00%

*Purchases of $1,000,000 or more are subject to a concession to dealers of up to 1.00%.

INVESTMENTS OF $1 MILLION OR MORE: Class A shares are available with no front-end sales charge. However, a 1% CDSC is imposed on shares you sell within one year of purchase and a 0.50% CDSC is charged on shares you sell after the first year and within the second year after purchase.

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SHAREHOLDER ACCOUNT INFORMATION
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CLASS B:  Shares are  offered at their net asset  value per share,  without  any front-end sales charge. However, there is a CDSC on shares you sell within six years of buying them. The longer the time between the purchase and the sale of shares, the lower the rate of the CDSC: Class B deferred charges:

         Years after purchase year                     CDSC on shares being sold
             1st year or 2nd year                                 4.00%
             3rd and 4th year                                     3.00%
             5th year                                             2.00%
             6th year                                             1.00%
             7th year and thereafter                              None

CLASS C: Shares are offered at their net asset value per share, without any front-end sales charge. However, there is also a CDSC of 1% on shares you sell within 12 months after you buy them.

DETERMINATION OF CDSC: Each CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. There is no CDSC on shares you purchase through reinvestment of dividends. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these shares available, we will sell shares that have the lowest CDSC.

If you acquired your Class B or Class C shares in connection with the reorganization of a North American Fund into your Portfolio, the CDSC schedule applicable at the time you originally purchased your shares will continue to apply (even if you exchange your shares for shares of another fund distributed by AIG SunAmerica Capital Services, Inc.). Any Class B or Class C shares that you purchase subsequent to the reorganization will be subject to the CDSC schedule described above. See the Statement of Additional Information for information on the CDSC schedule imposed by North American Funds that may continue to be applicable to your shares.

FOR PURPOSES OF THE CDSC, WE COUNT ALL PURCHASES YOU MAKE DURING A CALENDAR MONTH AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH.

SALES CHARGE REDUCTIONS AND WAIVERS
To receive a waiver or reduction in sales charges under the programs described below, the shareholder must notify the Distributor (or other financial intermediary through which shares are being purchased) at the time of purchase or notify the Transfer Agent at the time of redeeming shares for those reductions or waivers that apply to contingent deferred sales charges. Such notification must be provided in writing by the shareholder (or other financial intermediary through which shares are being purchased).

REDUCTION FOR CERTAIN INVESTORS OF CLASS A SHARES. Various individuals and institutions may be eligible to purchase Class A shares at reduced sales charge rates under the programs described below. The Portfolio reserves the right to modify or to cease offering these programs at any time.


      o RIGHTS OF ACCUMULATION. A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described below) with shares previously purchased and still owned; provided the cumulative value of such shares (valued at cost or current net asset value, whichever is higher), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge at the time of purchase.


      o LETTER OF INTENT. A reduction of sales charges is also available to an investor who, pursuant to a written Letter of Intent, establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica, that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).


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         8
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

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      o  COMBINED  PURCHASES.  In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares you must inform the Distributor or Transfer Agent if you have entered into a letter of intent of right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. To receive a reduced front-end sales charge, you or your financial intermediary must inform the Fund at the time of your purchase of Fund shares that you believe you qualify for a discount. If you purchased shares through a financial intermediary, you may need to provide certain records, such as account statements for accounts held by family members or accounts you hold at another broker-dealer or financial intermediary, in order to verify eligibility for reduced sales charges.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS A SHARES. The following individuals and institutions may purchase Class A shares without a sales charge. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o FINANCIAL PLANNERS, INSTITUTIONS, BROKER-DEALER REPRESENTATIVES OR REGISTERED INVESTMENT ADVISERS UTILIZING PORTFOLIO SHARES IN FEE BASED INVESTMENT PRODUCTS UNDER AN AGREEMENT WITH AIG SUNAMERICA CAPITAL SERVICES, INC. The following conditions established by the AIG
         SunAmerica Capital Services, Inc. apply: (i) the financial planner, financial institution or broker-dealer has signed a supplemental selling agreement and charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such financial planner, financial institution or broker-dealer does not advertise that shares of the Portfolios may be purchased by clients at net asset value.

      o PARTICIPANTS IN CERTAIN QUALIFIED RETIREMENT PLANS OR EMPLOYEE BENEFIT PLANS (OTHER THAN IRAS) WHICH ARE SPONSORED OR ADMINISTERED BY SUNAMERICA OR AN AFFILIATE THEREOF. A plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other AIG SunAmerica Mutual Funds) is at least $750,000, (b) the sponsor signs a $750,000 Letter of Intent, or (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees.

      o SELLING BROKERS AND THEIR EMPLOYEES AND SALES REPRESENTATIVES AND THEIR FAMILIES.

WAIVERS FOR CERTAIN INVESTORS FOR CLASS B AND C SHARES. Under the following circumstances, the contingent deferred sales charge may be waived on redemption of CLASS B and C shares. The Portfolio reserves the right to modify or to cease offering these programs at any time.

      o DEATH. Contingent deferred sales charges may be waived on redemptions within one year following the death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property.

      o DISABILITY. Contingent deferred sales charges may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code).

      o DISTRIBUTIONS OR LOANS. Contingent deferred sales charges may be waived on taxable distributions or loans to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.

      o SYSTEMATIC WITHDRAWAL PLAN. Contingent deferred sales charges may be waived when routine bill payment or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the plan is established. Please refer to the "Additional Investor Services" in this Prospectus for more details about this plan.

OTHER SALES CHARGE ARRANGEMENTS AND WAIVERS. The Portfolio and the Distributor offer other opportunities to purchase shares without sales charges under the programs described below. The Portfolio reserves the right to amend or discontinue these programs at any time without prior notice.

      o DIVIDEND REINVESTMENT. Dividends and/or capital gains distributions received by a shareholder from the Portfolio will automatically be reinvested in additional shares of the same Portfolio and share class without sales charge, at the net asset value per share in effect on the payable date. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options.

      o EXCHANGE OF SHARES. Shares of the Portfolio may be exchanged for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc. except SunAmerica Senior Floating Rate Fund at net asset value per share at the time of exchange. Please refer to the "Additional Investor Services" in this Prospectus for more details about this program.

      o REINSTATEMENT PRIVILEGE. Within one year of a redemption of certain Class A, Class B and Class C shares, the proceeds of the sale may be invested in the same share class of the same Portfolio without a sales charge. A shareholder may


                                                                     -----------
                                                                      9
                                                                     -----------
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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

         use the reinstatement privilege only one time after selling such shares. If you paid a contingent deferred sales charge when you sold your shares, we will credit your account with the dollar amount of the contingent deferred sales charge at the time of sale. This may impact the amount of gain or loss recognized on the previous sale, for tax purposes. All accounts involved must be registered in the same name(s).

         For more information regarding the sales charge reductions and waivers described above, please visit our website at www.sunamericafunds.com, and select the "Additional Investor Services" hyperlink.

DISTRIBUTION AND SERVICE FEES
Each class of shares (other than Class I) of each Portfolio has its own 12b-1 plan that provides for distribution and account maintenance and service fees (payable to AIGSunAmerica Capital Services, Inc.) based on a percentage of average daily net assets, as follows:

                                                    ACCOUNT MAINTENANCE AND
             CLASS           DISTRIBUTION FEE             SERVICE FEE
               A                   0.10%                     0.25%
               B                   0.75%                     0.25%
               C                   0.75%                     0.25%

Because 12b-1 fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, AIG SunAmerica Capital Services, Inc. is paid a fee of 0.25% of average daily net assets of Class I shares in compensation for providing additional shareholder services to Class I shareholders.

OPENING AN ACCOUNT (CLASSES A, B AND C)

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investments for each class of each Portfolio are as follows:

   o  non-retirement account: $500

   o  retirement account: $250

   o  dollar cost averaging: $500 to open; you must invest at least $25 a month

   The minimum subsequent investments for the Portfolios are as follows:

   o  non-retirement account: $100

   o  retirement account: $25

3. Complete  the  appropriate  parts  of  the  Account  Application,   carefully
   following the instructions. If you have questions, please contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850.

4. Complete the appropriate parts of the Supplemental Account Application. By applying for additional investor services now, you can avoid the delay and inconvenience of having to submit an additional application if you want to add services later.

5. Make your initial investment using the chart on the next page. You can initiate any purchase, exchange or sale of shares through your broker or financial adviser.

As part of your application, you are required to provide information regarding your personal identification that is required under anti-money laundering laws, including the USA PATRIOT Act of 2001, as amended (the "PATRIOT Act"). If we are unable to obtain the required information, your application will be considered to be not in good order, and it therefore cannot be processed. Your application and any check or other deposit that accompanied your application will be returned to you. Applications must be received in good order under the PATRIOT Act requirements and as otherwise required in this prospectus in order to receive that day's net asset value. In addition, applications received in good order are nevertheless subject to customer identification verification procedures under the PATRIOT Act. We may ask to see your driver's license or other identifying documents. We may share identifying information with third parties for the purpose of verification. If your identifying information cannot be verified within 48 hours of receipt of your application, the account will not be processed and your original investment that accompanied the application will be redeemed at the then current net asset value and returned to you. In these circumstances, the amount redeemed may be less than your original investment and may have tax implications. Consult with your tax advisor for details. Non-resident aliens will not be permitted to establish an account through the check and application process at the transfer agent. If you invest in the Portfolio through your dealer, broker or financial advisor, your dealer, broker or financial advisor may charge you a transaction-based or other fee for its services in connection with the purchase or redemption of Portfolio shares. These fees are in addition to those imposed by the Portfolio and its affiliates. You should ask your dealer, broker or financial advisor about its applicable fees.


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        10
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

HOW TO BUY SHARES (CLASS A, B AND C)

BUYING SHARES THROUGH YOUR DEALER

You can buy shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

BUYING SHARES THROUGH THE PORTFOLIO

OPENING AN ACCOUNT

BY CHECK
.................................................................................

   o Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. An account cannot be opened with a Fund check.

   o Deliver the check and your completed Account Application (and Supplemental Account Application, if applicable) to:

         (via regular mail)
         AIG SunAmerica Mutual Funds
         c/o BFDS
         PO Box 219186
         Kansas City, MO 64121-9186

         (via express, certified and registered mail)
         AIG SunAmerica Mutual Funds
         c/o BFDS 330 W 9th St.
         Kansas City, MO 64105-1514

   o All purchases must be in U.S. dollars. Cash, money orders and/or travelers checks will not be accepted. A $25.00 fee will be charged for all checks returned due to insufficient funds.

   o Accounts can only be opened by check by a non-resident alien or on funds drawn from a non-U.S. bank if they are processed through a brokerage account or the funds are drawn from a U.S. branch of a non-U.S. bank. A personal check from an investor should be drawn from the investor's bank account. In general, starter checks, cash equivalents, stale-dated or post-dated checks will not be accepted.

ADDING TO AN ACCOUNT

.................................................................................

o Make out a check for the investment amount, payable to the Portfolio or payable to AIG SunAmerica Mutual Funds. Shares cannot be purchased with a Fund check.

o Include the stub from your Portfolio statement or a note specifying the Portfolio name, your share class, your account number and the name(s) in which the account is registered.

o  Indicate the Portfolio and account number in the memo section of your check.

o Deliver the check and your stub or note to your broker or financial advisor, or mail them to:

      (via regular mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS
      PO Box 219373
      Kansas City, MO 64121-9373

      (via express, certified and registered mail)
      AIG SunAmerica Mutual Funds
      c/o BFDS 330 W 9th St.
      Kansas City, MO 64105-1514


BY WIRE
.................................................................................

   o Fax your completed application to AIG SunAmerica Fund Services, Inc. at 201-324-6496.

   o  Obtain your account number by calling Shareholder Services 1-800-858-8850.

   o  Instruct your bank to wire the amount of your investment to:

         State Street Bank & Trust Company
         Boston, MA
         ABA #0110-00028
         DDA #99029712

      ATTN: (Put Name of Portfolio and Share Class).

      FBO: (Account number & names in which the Acct. is registered).

      Your bank may charge a fee to wire funds.

      o  Instruct your bank to wire the amount of your investment to:

            State Street Bank & Trust Company
            Boston, MA
            ABA #0110-00028
            DDA #99029712

         ATTN: (Put Name of Portfolio and Share Class).

         FBO: (Account number & names in which the Acct. is registered).

         Your bank may charge a fee to wire funds.

TO OPEN OR ADD TO AN ACCOUNT USING DOLLAR COST AVERAGING, SEE "ADDITIONAL INVESTOR SERVICES."


                                                                     -----------
                                                                      11
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SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


HOW TO SELL SHARES (CLASS A, B AND C)

SELLING SHARES THROUGH YOUR DEALER

You can sell shares through any dealer, broker or financial institution that has a selling agreement with AIG SunAmerica Capital Services, Inc. Your dealer will place your order with the Portfolio on your behalf.

SELLING SHARES THROUGH THE PORTFOLIO

BY MAIL
.................................................................................

   Send your request to:

      Via Regular mail
      AIG SunAmerica Mutual Funds
      c/o BFDS
      PO Box 219186
      Kansas City, MO 64121-9186

      Via express, certified and registered mail
      AIG SunAmerica Mutual Funds
      c/o BFDS
      330 W 9th Street
      Kansas City, MO 64105-1514


   Your request should include:

      o  Your name,

      o  Portfolio name, share class and account number,

      o  The dollar amount or number of shares to be redeemed,

      o  Any special payment instructions,

      o The signature of all registered owners exactly as the account is registered, and

      o  Any special documents required to assure proper authorization.


   On overnight mail redemptions a $15 fee will be deducted from your account.



BY PHONE
.................................................................................

   o Call Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. Eastern Time on most business days.

   o  Or, for automated 24-hour account access call FastFacts at 1-800-654-4760.


BY WIRE
.................................................................................

   May be done either in writing or by calling Shareholder Services at 1-800-858-8850 between 8:30 a.m. and 7:00 p.m. (Eastern time) on most business days. You must provide the following information:

      o  The fund name, share class and account number you are redeeming,

      o  Bank or financial institution name,

      o  ABA routing number,

      o  Account number, and

      o  Account registration.

   If the account registration at your bank is different than your account at AIG SunAmerica, your request must be medallion guaranteed. A notarization is not acceptable.

   Minimum amount to wire money is $250. A $15 fee will be deducted from your account.


BY INTERNET
.................................................................................

   Visit our website at WWW.SUNAMERICAFUNDS.COM, and select the "View Your Account" hyperlink (generally not available for retirement accounts).

   Proceeds for all transactions will normally be sent on the business day after
   the  trade  date.   Additional   documents   may  be  required   for  certain
   transactions.

TO SELL SHARES THROUGH A SYSTEMATIC WITHDRAWAL PLAN, SEE "ADDITIONAL INVESTOR SERVICES."


-----------
        12
-----------

CERTAIN REQUESTS REQUIRE A MEDALLION GUARANTEE:
To protect you and the fund from fraud, the following redemption requests must be in writing and include a medallion guarantee (although there may be other situations that also require a medallion guarantee) if:

   o  Redemptions are in the amount of $100,000 or more

   o  The proceeds are to be payable other than as the account is registered

   o The redemption check is to be sent to an address other than the address of record

   o  Your address of record has changed within the previous 30 days

   o  Shares are being transferred to an account with a different registration

   o Someone (such as an Executor) other than the registered shareholder(s) is redeeming shares. Additional documents may be required.

You can generally obtain a medallion guarantee from the following sources:

   o  A broker or securities dealer

   o  A federal savings, cooperative or other type of bank

   o  A savings and loan or other thrift institution

   o  A credit union o A securities exchange or clearing agency.

A notary public CANNOT provide a medalion guarantee.

OPENING AN ACCOUNT, BUYING AND SELLING SHARES (CLASS I)
Class I shares of the Portfolios are offered exclusively for sale to certain trust institutions, bank trust departments, group plans and employee plans that have an agreement with AIG SunAmerica Capital Services, Inc. to sell Class I shares. Inquiries regarding the purchase, redemption or exchange of Class I shares or the making or changing of investment choices should be directed to your financial adviser or plan administrator.


                                                                     -----------
                                                                      13
                                                                     -----------

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------

TRANSACTION POLICIES (ALL PORTFOLIOS AND CLASSES)

VALUATION OF SHARES. The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of such class's outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Portfolio's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of
U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices. The Portfolios may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. As a result, the value of these Portfolios' shares may change on days when the Portfolios' shares do not trade.


BUY AND SELL PRICES. When you buy Class A, B or C shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell Class A, B or C shares, you receive the NAV minus any applicable CDSCs. When you buy Class I shares, you pay the NAV. When you sell Class I shares, you receive NAV.

EXECUTION OF REQUESTS. Each Portfolio is open on those days when the New York Stock Exchange is open for regular trading. We execute buy and sell requests at the next NAV to be calculated after the Fund receives your request in good order. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order before the Portfolio's close of business (generally 4:00 p.m., Eastern time), you will receive that day's closing price. If the Fund or AIG SunAmerica Capital Services, Inc. receives your order after that time, you will receive the next business day's closing price. If you place your order through a broker or financial adviser, you should make sure the order is transmitted to the Portfolio before its close of business. The Fund and AIG SunAmerica Capital Services, Inc. reserve the right to reject any order to buy shares.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws. Each Portfolio may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of this Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.

If a Portfolio determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment of redemption proceeds wholly or partly in cash, the Portfolio may pay the redemption price by a distribution in kind of securities from the Portfolio in lieu of cash. At various times, a Portfolio may be requested to redeem shares for which it has not yet received good payment. The Portfolio may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days from the date of receipt of payment.

TELEPHONE TRANSACTIONS. For your protection, telephone requests are recorded in order to verify their accuracy. In addition, Shareholder/Dealer Services will take measures to verify the identity of the caller, such as asking for name, account number, social security or other taxpayer ID number and other relevant information. If appropriate measures are not taken, the Portfolio is responsible for any losses that may occur to any account due to an unauthorized telephone call. Also for your protection, telephone transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. At times of peak activity, it may be difficult to place requests by phone. During these times, consider sending your request in writing.

EXCHANGES. You may exchange shares of a Portfolio for shares of the same class of any other fund distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund. Before making an exchange, you should review a copy of the prospectus of the fund into which you would like to exchange. All exchanges are subject to applicable minimum investment requirements. A Systematic Exchange Program is described under "Additional Investor Services."

If you exchange shares that were purchased subject to a CDSC, the CDSC schedule will continue to apply following the exchange. In determining the CDSC applicable to shares being sold after an exchange, we will take into account the length of time you held those shares prior to the exchange. Your CDSC schedule will not change if you exchange Class B shares of a Portfolio that you purchased prior to January 2, 2002 for another fund's Class B shares (which currently have a longer


-----------
        14
-----------

--------------------------------------------------------------------------------



CDSC schedule). Also, if you exchange shares acquired in connection with the reorganization of a North American Fund into a Portfolio for another portfolio's shares, the CDSC schedule applicable at the time you originally purchased the shares of the North American Fund will continue to apply.


A Portfolio may change or cancel its exchange privilege at any time, upon 60 days' written notice to its shareholders. The Portfolios at all times also reserve the right to restrict, reject or cancel any exchange transactions, for no reason or any reason, without notice. For example, the Portfolios may refuse any sale of Portfolio shares through an exchange by any investor or group if, in the Portfolio's judgment, the trade (1) may interfere with the efficient management of the Portfolio's portfolio, (2) may appear to be connected with a strategy of market timing (as described below in the "Market Timing Trading Policies and Procedures" section), or (3) may have the potential of otherwise adversely affecting the Portfolio. In making a decision to reject an exchange request, the Portfolio may consider, among other factors, the investor's trading history in the Portfolio and in other AIG SunAmerica Funds.

REJECTED EXCHANGES. If a Portfolio rejects an exchange request involving the purchase of Portfolio shares, the rejected exchange request will also mean that there will be no sales of the shares that would have been used for the exchange purchase. Of course, you may generally redeem shares of the Portfolio at any time, subject to any applicable redemption fees or CDSCs.


CERTIFICATED   SHARES.  The  Portfolios  do  not  issue   certificated   shares.
Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their account.


PORTFOLIO HOLDINGS. The Portfolio's policies and procedures for disclosing confidential portfolio securities information are described in the Statement of Additional Information.

MARKET TIMING TRADING POLICIES AND PROCEDURES
MARKET TIMING POLICIES. The Portfolios discourage excessive or short-term trading, often referred to as "market timing", and seek to restrict or reject such trading or take other action, as described below, if in the judgment of a Portfolio or any of its service providers, such trading may interfere with the efficient management of the Portfolio's portfolio, may materially increase the Portfolio's transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Portfolio and its shareholders. The Portfolios' Boards of Directors have adopted policies and procedures with respect to such trading, which are described in this section.

All Portfolio shareholders are subject to these policies and procedures, regardless of how their shares were purchased or are otherwise registered with the Portfolios' transfer agent. While the Portfolios' expectation is that the market timing policies will be enforced by financial intermediaries pursuant to the Portfolios' prospectuses, the Portfolios may be limited in their ability to monitor the trading activity or enforce the Portfolio's market timing trading policies and procedures with respect to certain customers of financial intermediaries. For example, should it occur, a Portfolio may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers.

RISKS FROM MARKET TIMERS. Depending on various factors, including the size of a Portfolio, the amount of assets the portfolio manager typically maintains in cash or cash equivalents and the dollar amount and number and frequency of trades, excessive or short-term trading may interfere with the efficient management of the Portfolio's portfolio, increase the Portfolio's transactions costs, administrative costs and taxes and/or impact Portfolio performance.


In addition, if the nature of a Portfolio's portfolio holdings exposes the Portfolio to investors who engage in the type of excessive or short-term trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "arbitrage market timing," there is the possibility that such trading, under certain circumstances, may dilute the value of Portfolio shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. Both of the Portfolios may invest in Foreign Securities. Also, market timers may seek to exploit Funds that hold significant investments in small-cap securities, which may not be frequently traded. Both of the Portfolios may invest in small-cap securities.

MARKET TIMING PROCEDURES. The Portfolios' procedures include committing staff of the Portfolios' shareholder services agent to monitor trading activity in the Portfolios on a regular basis by selectively reviewing transaction reports in an effort to identify trading activity that may be excessive or short-term and detrimental to a Portfolio. Factors considered in the monitoring process include, but may not be limited to, the frequency of transactions by the financial intermediary, the Portfolio's investment objective, the size of the Portfolio and the dollar amount of the transaction. In the event that such trading activity is identified and based on the information the Portfolio and its service providers in their sole discretion conclude that the trading may be detrimental to the Portfolio, the Portfolios reserve the right to temporarily or permanently bar your future purchases into AIG SunAmerica funds or, alternatively, may limit the amount, number of frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange between funds).



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                                                                      15
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

SHAREHOLDER ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Though the implementation of the Portfolios' procedures involve judgments that are inherently subjective and involve some selectivity in their application, the Portfolios and the Portfolios' service providers seek to make judgments that are consistent with the interests of the Portfolios' shareholders. There is no assurance that the Portfolio or its service providers will gain access to any or all information necessary to detect market timing. While the Portfolio will seek to take actions (directly and with the assistance of financial intermediaries) that will detect market timing, the Portfolio cannot represent that such trading activity can be completely eliminated.


REVOCATION OF MARKET TIMING TRADES. Transactions placed in violation of the Portfolios' market timing trading policies are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.


ADDITIONAL INVESTOR SERVICES (CLASSES A, B AND C)
To select one or more of these additional services, complete the relevant part(s) of the Supplemental Account Application. To add a service to an existing account, contact your broker or financial adviser, or call Shareholder/Dealer Services at 1-800-858-8850.

DOLLAR COST AVERAGING lets you make regular investments from your bank account to any fund of your choice distributed by AIG SunAmerica Capital Services, Inc. You determine the frequency and amount of your investments, and you can terminate your participation at any time.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payment or periodic withdrawals from your account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. The Systematic Withdrawal Plan is not available for the SunAmerica Senior Floating Rate Fund. To use:

      o  Make sure you have at least $5,000 worth of shares in your account.

      o Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges and taxes).

      o Specify the payee(s) and amount(s). The payee may be yourself or any other party (which may require a signature guarantee), and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule. Each withdrawal must be at least $50.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o  Make sure your dividends and capital gains are being reinvested.

SYSTEMATIC EXCHANGE PROGRAM may be used to exchange shares of a Portfolio periodically for the same class of shares of one or more other funds distributed by AIG SunAmerica Capital Services, Inc., except for SunAmerica Senior Floating Rate Fund, Inc. To use:

      o Specify the fund(s) from which you would like money withdrawn and into which you would like money invested.

      o Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

      o  Specify the amount(s). Each exchange must be worth at least $50.

      o  Accounts  must  be  registered   identically;   otherwise  a  signature
         guarantee will be required.

RETIREMENT PLANS. AIG SunAmerica Mutual Funds offer a range of qualified retirement plans, including IRAs, Simple IRAs, Roth IRAs, SEPs, SARSEPs, 401(k) plans, 403(b) plans, 529 plans, Individual (K) plans and other pension and profit-sharing plans. Using these plans, you can invest in any fund distributed by AIG SunAmerica Capital Services, Inc. with a low minimum investment of $250 or, for some group plans, no minimum investment at all. To find out more, call Retirement Plans at 1-800-858-8850.


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        16
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

--------------------------------------------------------------------------------


TAX, DIVIDEND, DISTRIBUTION AND ACCOUNT POLICIES
ACCOUNT MAILINGS:

ACCOUNT STATEMENTS. Generally, account statements are mailed to dealers and shareholders on a quarterly basis.

TRANSACTION CONFIRMATIONS. Generally, you will receive an account confirmation:

      o After every transaction that affects your account balance (except a dividend reinvestment, automatic purchase or automatic redemption of systematic exchange).

      o After any changes of name or address of the registered owner(s), or after certain account option changes.

IRS TAX FORMS. Every year you should also receive, if applicable, an IRS Form 1099 tax information statement, mailed by January 31st. These mailings apply to accounts opened through the Portfolio. Accounts opened through a broker/dealer firm will receive statements from that financial institution.

PROSPECTUSES, ANNUAL AND SEMIANNUAL REPORTS. As an alternative to regular mail, you may elect to receive these reports via electronic delivery. To enroll for this option, visit our website at www.sunamericafunds.com, and select the "Go Paperless" hyperlink (Note: this option is only available to accounts opened through the Portfolio.)


DIVIDENDS. The Portfolios generally distribute most or all of their net earnings in the form of dividends. Income dividends, if any, are paid annually by the Portfolios. Capital gains distributions, if any, are paid at least annually by the Portfolios.

DIVIDEND REINVESTMENTS. Your dividends and distributions, if any, will be automatically reinvested in additional shares of the same Portfolio and share class on which they were paid. Alternatively, dividends and distributions may be reinvested in any fund distributed by AIG SunAmerica Capital Services, Inc, except SunAmerica Senior Floating Rate Fund, Inc. Or, you may receive amounts in excess of $10.00 in cash if you elect in writing not less than five business days prior to the payment date. You will need to complete the relevant part of the Account Application to elect one of these other options. For existing accounts, contact your broker or financial adviser or call Shareholder/Dealer Services at 1-800-858-8850, change dividend and distribution payment options. The per share dividends on Class I shares will generally be higher than the per share dividends on Class A, Class B and Class C shares of the same Portfolio as a result of the fact that Class I shares are not subject to any distribution fee.

TAXABILITY OF DIVIDENDS. As long as a Portfolio meets the requirements for being a tax-qualified regulated investment company, which each portfolio intends to in the future, it pays no federal income tax on the earnings it distributes to shareholders.


Dividends you receive from the Portfolio, whether reinvested or taken as cash, are generally considered taxable. The Portfolio intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Portfolio holds its assets).

Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive.

The IRS Form 1099 that is mailed to you every January details your dividends and their federal income tax category, although you should verify your tax liability with your tax professional.


As qualified plans, the employee retirement plans that invest in Class I generally pay no federal income tax. Individual participants in the plans should consult their plan documents and their own tax advisers for information on the tax consequences associated with participating in the plans.


"BUYING INTO A DIVIDEND." You should note that if you purchase shares just before a distribution, you will be taxed for that distribution like other shareholders, even though that distribution represents simply a return of part of your investment. You may wish to defer your purchase until after the record date for the distribution, so as to avoid this tax impact.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. If you hold Class B shares, you will not have a taxable event when they convert into Class A shares.

OTHER TAX CONSIDERATIONS. If you are not a resident or a citizen of the United States or if you are a foreign entity, ordinary income dividends paid to you (which include distributions of net short-term capital gains) will generally be subject to a 30% United States withholding tax, unless a lower treaty rate applies.

By law, each Portfolio must withhold 28% of your distributions and redemption proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current United States federal income tax law of an investment in a Portfolio. It is not a substitute for professional tax advice. Consult your tax adviser about the potential tax consequences of an investment in a Portfolio under all applicable laws.

SMALL ACCOUNTS (OTHER THAN CLASS I). If you draw down an account so that its total value is less than $500 ($250 for retirement plan accounts), you may be asked to purchase more shares within 60 days. If you do not take action, the Portfolio may close out your account and mail you the proceeds. Alternatively, you may be charged at the annual rate of $24 to maintain your account. Your account will not be closed if its drop in value is due to Portfolio performance, the effects of sales charges, or administrative fees (for retirement plans only).


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MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------




                                                                     FOCUSED MID-CAP                    FOCUSED MID-CAP
                                                                         GROWTH                              VALUE
                                                                        PORTFOLIO                          PORTFOLIO

------------------------------------------------------------------------------------------------------------------------------------
               What is the Portfolio's investment goal?            Long-term growth                    Long-term growth
                                                                   of capital                          of capital



------------------------------------------------------------------------------------------------------------------------------------
               What principal investment strategies does           growth and focus                    value and focus
               the Portfolio use to implement its
               investment goal?



------------------------------------------------------------------------------------------------------------------------------------
               What are the Portfolio's principal investment       active trading of equity            active trading of
               techniques?                                         securities of mid-cap               equity securities of
                                                                   companies that offer the            mid-cap companies
                                                                   potential for long-term             that offer the potential
                                                                   growth of capital.                  for long-term growth
                                                                   Under normal market                 of capital. Under normal
                                                                   conditions, at least 80%            market conditions, at
                                                                   of the Portfolio's net              least 80% of the Portfolio's
                                                                   assets plus any borrowing           net assets plus any
                                                                   for investment purposes             borrowing for investment
                                                                   will be invested in mid-cap         purposes assets will be
                                                                   companies                           invested in mid-cap
                                                                                                       companies



------------------------------------------------------------------------------------------------------------------------------------
               What are the Portfolio's other significant          o Foreign securities                o Foreign securities
               (non-principal) investments?                        o Small-cap companies               o Small-cap companies
                                                                   o Large-cap companies               o Large-cap companies



------------------------------------------------------------------------------------------------------------------------------------
               What other types of securities may the Portfolio    o Short-term investments            o Short-term investments
               normally invest in as part of efficient portfolio   o Defensive instruments             o Defensive instruments
               management and which may produce some               o Special situations                o Options and futures
               income?                                             o Options and futures               o Special situations



------------------------------------------------------------------------------------------------------------------------------------
               What risks may affect the Portfolio?                PRINCIPAL RISKS:                    PRINCIPAL RISKS:
                                                                   o Stock market volatility           o Stock market volatility
                                                                   o Securities selection              o Securities selection
                                                                   o Non-diversification               o Non-diversification
                                                                   o Mid market capitalization         o Mid market capitalization
                                                                   NON-PRINCIPAL RISKS:                NON-PRINCIPAL RISKS:
                                                                   o Foreign exposure                  o Foreign exposure
                                                                   o Derivatives                       o Derivatives
                                                                   o Hedging                           o Hedging
                                                                   o Small market                      o Small market
                                                                     capitalization                      capitalization
                                                                   o Emerging markets



------------------------------------------------------------------------------------------------------------------------------------



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        18
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

                                    GLOSSARY

INVESTMENT TERMINOLOGY

GROWTH OF CAPITAL is growth of the value of an investment.

CONSERVATION OF PRINCIPAL means investing in a manner that tries to protect the value of an investment against market movements and other economic events. ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio and could affect your performance. During periods of increased market volatility, active trading may be more pronounced. EQUITY SECURITIES include common and preferred stocks, convertible securities, warrants and rights.

CONVERTIBLE SECURITIES are bonds or preferred stocks that may be exchanged for common stock of the same or a different company.


LARGE-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Large-Cap category, as described on page 3. Currently, this range is $8.6 billion or higher.

MID-CAP COMPANIES are those with market caps within the Morningstar, Inc. Mid-Cap category, as described on page 3. Currently, this range is between $1.6 billion and $8.6 billion.

SMALL-CAP  COMPANIES  are those with market caps  within the  Morningstar,  Inc.
Small-Cap category, as described on page 3. Currently, this range is $1.6 billion or less.


LARGE-CAP COMPANIES and MID-CAP COMPANIES generally have a substantial record of operations (i.e., in business for at least five years) and are listed for trading on the New York Stock Exchange or another national or international stock exchange or, in some cases, are traded over the counter. SMALL-CAP COMPANIES generally will be companies that have been in business for a shorter period of time.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INSTRUMENTS include high quality fixed income securities and money market instruments. A Portfolio will use temporary defensive instruments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRS) or other similar securities that convert into foreign securities, such as European Depositary Receipts (EDRS) and Global Depositary Receipts (GDRS).

It may be necessary under certain foreign laws, less expensive, or more expedient to invest in FOREIGN INVESTMENT COMPANIES, which invest in certain foreign markets, including emerging markets. Investing through such vehicles may involve frequent or layered fees or expenses, and the Adviser will not invest in such investment companies unless, in its judgment, the potential benefits justify the payment of any associated fees and expenses.

OPTIONS AND FUTURES are contracts involving the right to receive or obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.


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MORE INFORMATION ABOUT THE PORTFOLIOS
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A SPECIAL SITUATION arises when, in the opinion of an Adviser, the securities of a particular issuer will be recognized and appreciated in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


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        20
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--------------------------------------------------------------------------------


RISK TERMINOLOGY

STOCK MARKET VOLATILITY: The stock market as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its Adviser, may fail to produce the intended return.

SMALL AND MID MARKET CAPITALIZATION: Companies with smaller market capitalizations tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies will be subject to these risks to a lesser extent.

NON-DIVERSIFICATION:   By  concentrating  in  a  smaller  number  of  stocks,  a
Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local, political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

DERIVATIVES: Derivatives are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

HEDGING: Hedging is a strategy in which the Adviser uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

EMERGING MARKETS: An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.


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

PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------


MANAGER. AIG SunAmerica Asset Management Corp. ("SunAmerica") selects the Advisers for the Portfolios, may manage certain portions of Portfolios, provides various administrative services, and supervises the daily business affairs of each Portfolio. The Advisers are responsible for decisions to buy and sell securities for the Portfolios, selection of broker-dealers and negotiation of commission rates for their respective portion of the relevant Portfolio.
SunAmerica may terminate any agreement with any Adviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the Securities and Exchange Commission that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated Advisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with unaffiliated Advisers or continue the employment of existing unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of a Portfolio have the right to terminate an agreement with an Adviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio. Shareholders will be notified of any Adviser changes. The order also permits the Fund to disclose the Advisers' fees only in the aggregate for each Portfolio. Each Portfolio will pay SunAmerica an annual fee equal to a percentage of average daily net assets as follows:

             PORTFOLIO                                      FEE RATE
             --------                                       -------
             Focused Mid-Cap Growth Portfolio                1.00%
             Focused Mid-Cap Value Portfolio                 1.00%

Payments to subadvisers for their services are made by SunAmerica, not by the Portfolios.


SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $42.1 billion as of June 30, 2005. In addition to managing the Portfolios, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I, VALIC Company II and SunAmerica Series Trust.


ADDITIONAL   INFORMATION  ABOUT  THE  ADVISERS

SunAmerica, as the Portfolios' investment manager, will initially allocate the assets of each Portfolio of SunAmerica Focused Series, Inc. equally among the Advisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally among the Advisers, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser significantly differs from that portion managed by any other Adviser to the Portfolio. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolios' assets. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of a Portfolio among Advisers.

DISTRIBUTOR. AIG SunAmerica Capital Services, Inc. distributes each Portfolio's shares. The Distributor, a SunAmerica company, receives the initial and deferred sales charges, all or a portion of which may be re-allowed to other broker-dealers. In addition, the Distributor receives fees under each Portfolio's Class A, Class B and Class C 12b-1 plans.

The Distributor, at its expense, may from time to time provide additional compensation to broker-dealers (including in some instances, affiliates of the Distributor in connection with sales of shares of a Portfolio). This compensation may include (i) full re-allowance of the front-end sales charge on class a shares; (ii) additional compensation with respect to the sale of Class A, Class B or Class C shares; or (iii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other broker-dealer sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant number of shares of the Portfolio. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests:
(i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or (iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Portfolios' shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by applicable law or the rules of any self-regulatory agency, such as the National Association of Securities Dealers. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

ADMINISTRATOR. AIG SunAmerica Fund Services, Inc. assists the Portfolios' transfer agent in providing shareholder services. The Administrator, an AIG SunAmerica company, is paid a monthly fee by each Portfolio for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares.


SunAmerica, the Distributor and Administrator are all located in Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992 and 2929 Allen Parkway, Houston, Texas 77019.



LEGAL PROCEEDINGS. On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Portfolios. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.

AIG is  the  indirect  parent  company  and  an  affiliated  person  of the  AIG
SunAmerica Asset Management Corp. ("Adviser") and AIG SunAmerica Capital Services, Inc. (the "Distributor"). Neither the Adviser, the Distributor or their respective officers and directors nor the Portfolios have been named in the complaint, and the complaint does not seek any penalties against them.

In the Adviser's view, the matters alleged in the lawsuit are not material in relation to the financial position of the Adviser or the Distributor, or to their ability to provide their respective services to the Portfolios. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then the Adviser and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the Portfolios. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.



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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


    The Advisers and Portfolio  Managers for each Portfolio are described below:



     PORTFOLIO                                   PORTFOLIO MANAGEMENT ALLOCATED AMONG THE FOLLOWING ADVISERS
     --------                                    ------------------------------------------------------------
     FOCUSED MID-CAP                             Janus Capital Management LLC (subcontracted to Perkins, Wolf,
       VALUE PORTFOLIO                           McDonnell and Company LLC ("PWM"))

                                                 Reich & Tang Asset Management LLC ("Reich & Tang")

                                                 Keeley Asset Management Corp. ("Keeley")

     FOCUSED MID-CAP GROWTH                      Eagle Asset Management, Inc. ("Eagle")
       PORTFOLIO
                                                 TimesSquare Capital Management, LLC ("TimesSquare")

                                                 Munder Capital Management ("Munder")

* Pursuant to its Subadvisory Agreement with SunAmerica, Janus Capital Management delegates its duties and responsibilities for providing investment advisory services to the Focused Mid-Cap Value Portfolio.



                                                                     -----------
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                                                                     -----------
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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


DESCRIPTION OF THE ADVISERS


EAGLE ASSET MANAGEMENT, INC. EAGLE has been managing customized portfolios intended to help clients meet their investment goals since 1976. Eagle is a wholly-owned subsidiary of Raymond James Financial, Inc., a St. Petersburg, Florida-based, New York Stock Exchange-listed financial-services holding company. Although Eagle benefits from the financial strength and services of its parent company, it operates as an autonomous corporation in policy, day-to-day operations and trading.

Eagle currently manages more than $10 billion in assets for individual and institutional clients, including cities, counties, hospitals, schools, corporations, mutual-fund companies and charitable organizations, whose accounts include pension funds, foundations, endowments, profit-sharing plans, operating funds, retirement funds, mutual funds and trusts.

JANUS CAPITAL MANAGEMENT LLC. JANUS is a Delaware limited liability company located at 151 Detroit Street, Denver, CO 80206-4805, and serves as investment adviser or subadviser to mutual funds and individual, corporate, charitable and retirement accounts. As of June 30, 2005 Janus Capital Group Inc., parent of Janus, had assets under management of approximately $130.3 billion.

KEELEY ASSET MANAGEMENT CORP. KEELEY, a registered investment adviser, located at 401 South LaSalle Street, Suite 1201, Chicago, IL 60605, was founded in 1982 by John L. Keeley, Jr. Keeley's products utilize an investment strategy of investing in small to mid-cap companies undergoing internal corporate restructuring. As of March 31, 2005, Keeley had approximately $1.8 billion in assets under management. Keeley currently serves as investment advisor to KEELEY Small Cap Value Fund, Inc. (KSCVX) and KEELEY Funds, Inc. (KMCVX).

MUNDER CAPITAL MANAGEMENT, MUNDER, with offices located at 480 Pierce Street, Birmingham, MI 48009, currently serves as investment adviser to the Munder Funds, acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts and high net worth individuals. As of June 30, 2005, Munder and its division had approximately $38.5 billion of assets under management.

PERKINS, WOLF, MCDONNELL AND COMPANY, LLC. PWM, located at 310 S. Michigan Avenue, Suite 2600, Chicago, Illinois 60604, is a Delaware limited liability company. As of June 30, 2005, PWM had assets under management of approximately $9.4 billion.

REICH AND TANG ASSET MANAGEMENT, LLC. Reich & Tang Asset Management, LLC ("Reich & Tang") which is located at 600 Fifth Avenue, New York, NY 10020 is a registered investment advisor. Reich & Tang is a limited liability company with 99.5% of its membership interest owned by IXIS Asset Management North America and the remaining 0.5% membership interest owned by IXIS Asset Management Holdings, LLC. Reich & Tang was founded in 1970 to provide discretionary management of equity portfolios. Reich & Tang has two divisions, each operating independently: Capital Management Group, which specializes in small and mid cap equity and global fixed income management, and the Funds Group, which manages institutional money market mutual funds. As of March 31, 2005, Reich & Tang's Capital Management Group had $4.5 billion in assets under management.


As of March 31, 2005, RTAM's Capital Management Group had $4.5 billion in assets under management.


TIMESSQUARE CAPITAL MANAGEMENT, L.L.C. TIMESSQUARE, a registered investment advisor, is located at Four Times Square, 25th Floor, New York, NY 10036. Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management holding company, holds an equity interest in TimesSquare Capital Management, LLC. TimesSquare is a fundamental research-oriented growth equity investment management firm specializing in mid-cap and small-cap strategies for institutional investors, including corporate pension plans, endowments and foundations, public pension plans and Taft-Hartley pension plans. As of March 31, 2005 TimesSquare managed approximately $5.3 billion in assets.



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        24
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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------


                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                 EXPERIENCE
---------                             ---------------------------          ----------


FOCUSED MID-CAP GROWTH PORTFOLIO      BERT L. BOKSEN, CFA                  Bert has 28 years of investment experience
                                      MANAGING DIRECTOR, MID CAP GROWTH    and is responsible for the management of Eagle's
                                      PORTFOLIO MANAGER (Eagle)            Mid Cap Growth portfolios. Before joining
                                                                           Eagle in 1995, Bert served at Raymond James
                                                                           & Associates as Chief Investment Officer and
                                                                           as chairman of the Raymond James Focus List
                                                                           Committee. Prior to his tenure at Raymond
                                                                           James & Associates, Bert was an analyst for
                                                                           Standard & Poor's. He earned his B.A. from
                                                                           City College of New York in 1970 and his
                                                                           M.B.A. from St. John's University in 1977.


                                      ROBERT HAHN, CFA                     Bob joined the team in 2000 as a senior
                                      SENIOR RESEARCH ANALYST (Eagle)      analyst. Previously, he worked as a senior
                                                                           communication systems engineer with
                                                                           Lockheed Martin, before earning his M.B.A.
                                                                           at Indiana University in 1998. Bob has a
                                                                           B.E.E. and M.S.E.E. from Villanova
                                                                           University, and has more than six years of
                                                                           engineering experience. Prior to joining
                                                                           Eagle, he served as president of Endeavor
                                                                           Asset Management, where he developed a
                                                                           hedge fund specializing in technology stocks.

                                      JOE MCFADDEN, CFA                    Joe is responsible for providing coverage in
                                      SENIOR RESEARCH ANALYST (Eagle)      financial stocks. He joined Eagle in 2000 as
                                                                           part of our Equity Income team. Joe has 12
                                                                           years of experience in the investment
                                                                           industry. He earned his M.B.A. from the
                                                                           University of Chicago in 1999.


                                      CHRISTOPHER SASSOUNI, D.M.D.         Chris is responsible for providing coverage in
                                      SENIOR RESEARCH ANALYST (Eagle)      all areas of the healthcare industry. He has 16
                                                                           years of investment experience and five years of
                                                                           experience with various healthcare companies.
                                                                           Prior to joining Eagle, Chris served as
                                                                           president and CEO of a boutique that provided
                                                                           healthcare research to both institutional and
                                                                           retail investors and as a sell- side research
                                                                           analyst covering the medical- device industry.
                                                                           Chris earned a B.A. in 1979 and Doctorate of
                                                                           Dental Medicine in 1985 from the University of
                                                                           Pittsburgh and received his M.B.A. from the
                                                                           University of North Carolina in 1989.


                                      PATRICK FRANKE                       Patrick has nine years of investment
                                      SENIOR RESEARCH ANALYST (Eagle)      experience and is responsible for covering
                                                                           consumer stocks. Prior to joining Eagle, he was
                                                                           a senior research associate with Thomas Weisel
                                                                           Partners, focused on the restaurant industry.
                                                                           Patrick also spent five years as a technology
                                                                           analyst, both with Thomas Weisel and with
                                                                           Eagle's sister company, Raymond James &
                                                                           Associates. Patrick earned a B.A. in economics,
                                                                           summa cum laude, from Boston College in 1995,
                                                                           and he received his M.B.A. from Kellogg
                                                                           (Northwestern University) in 2001.


                                                                     -----------
                                                                      25
                                                                     -----------

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                 EXPERIENCE
---------                             ---------------------------          ----------
                                      TONY Y. DONG, CFA                    Tony co-manages Munder Capital's Mid-
                                      DIRECTOR, MID-CAP EQUITY AND SENIOR  Capitalization Core Growth and Mid-
                                      PORTFOLIO MANAGER                    Cap/Small-Cap Blend disciplines, and
                                      (Munder)                             manages the Munder Mid-Cap Core Growth Fund. He
                                                                           also manages individual equity and balanced
                                                                           portfolios for institutional clients, and
                                                                           co-manages the Munder Balanced Fund. Tony joined
                                                                           Munder Capital in 1988 as a portfolio manager
                                                                           for Munder Capital's Growth at a Reasonable
                                                                           Price (GARP) investment discipline. He was
                                                                           promoted to Senior Portfolio Manager in 1994.
                                                                           Before joining Munder Capital in 1988, Tony was
                                                                           an investment officer for the Trust Investment
                                                                           Department of Manufacturers Bank, where he
                                                                           served as an equity securities analyst and
                                                                           portfolio manager for institutional accounts.
                                                                           Tony holds a B.B.A. (with distinction) from the
                                                                           University of Michigan and an M.B.A. in finance
                                                                           from Wayne State University. He has earned the
                                                                           Chartered Financial Analyst(R) designation and
                                                                           is a member of both the Investment Analysts
                                                                           Society of Detroit and the CFA Institute.

                                      BRIAN S. MATUSZAK, CFA               Brian, who has seven years of industry
                                      SENIOR EQUITY ANALYST                experience, analyzes equity securities for
                                      (Munder)                             Munder Capital's Mid-Capitalization Core Growth,
                                                                           Mid-Cap/Small-Cap Blend and Real Estate Equity
                                                                           Investment (REIT) disciplines, including the
                                                                           Munder Mid-Cap Core Growth Fund and the Munder
                                                                           Real Estate Equity Investment Fund. He assists
                                                                           with portfolio strategy, sector analysis, stock
                                                                           selection, and the monitoring of companies owned
                                                                           in the portfolio. Before becoming an equity
                                                                           analyst, Brian served two years as an internal
                                                                           wholesaler for Munder Capital. Prior to joining
                                                                           Munder Capital in 2000, he was a financial
                                                                           advisor for Prudential Securities. Brian also
                                                                           has experience as a micro- economics instructor
                                                                           at Macomb Community College. He earned both a
                                                                           B.B.A. in finance and accounting (with
                                                                           distinction), and an M.S. in applied economics
                                                                           from the University of Michigan. He has earned
                                                                           the Chartered Financial Analyst(R) designation
                                                                           and is a member of both the Investment Analysts
                                                                           Society of Detroit and the CFA Institute.


-----------
        26
-----------

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                 EXPERIENCE
---------                             ---------------------------          ----------
                                      LARRY CAO, CFA                       Larry is co-manager of the Munder
                                      PORTFOLIO MANAGER AND SENIOR         International Equity Fund, and a member of
                                      EQUITY ANALYST                       the teams responsible for managing the Mid-
                                      (Munder)                             Capitalization Core Growth and Mid-
                                                                           Cap/Small-Cap Blend investment disciplines, and
                                                                           the Munder Mid-Cap Core Growth Fund. Larry, who
                                                                           has seven years of investment experience, became
                                                                           a full-time member of the Munder Capital team in
                                                                           2002. Before that, Larry held a variety of
                                                                           positions, including U.S. Dollar fixed income
                                                                           portfolio manager at the People's Bank of China
                                                                           and senior associate at McKinsey & Co. At
                                                                           McKinsey, Larry helped multinational banking
                                                                           clients develop business processes related to
                                                                           equity research and portfolio management. Larry
                                                                           earned an M.B.A., cum laude, with a
                                                                           concentration in finance from the University of
                                                                           Notre Dame. He holds a B.A. and an M.A. in
                                                                           economics from Beijing University, and completed
                                                                           two years of doctoral studies in economics at
                                                                           Harvard University. He was also a visiting
                                                                           scholar at the Sloan School of Management at the
                                                                           Massachusetts Institute of Technology. He has
                                                                           earned the Chartered Financial Analyst(R)
                                                                           designation and is a member of both the
                                                                           Investment Analysts Society of Detroit and the
                                                                           CFA Institute.

                                      ANDY Y. MUI, CPA                     Andy analyzes equity securities for Munder
                                      SENIOR EQUITY ANALYST                Capital's Mid-Capitalization Core Growth and
                                      (Munder)                             Mid-Cap/Small-Cap Blend disciplines, including
                                                                           the Munder Mid-Cap Core Growth Fund. He assists
                                                                           with portfolio strategy, sector analysis, stock
                                                                           selection, and the monitoring of companies owned
                                                                           in the portfolio. Prior to joining Munder
                                                                           Capital in 2005, Andy was an equity research
                                                                           associate for Smith Barney Citigroup, RBC
                                                                           Capital Markets, and Bank of America Securities
                                                                           LLC. He began his career as an accountant with
                                                                           Coopers & Lybrand LLP, has worked in accounting
                                                                           and financial analysis at Deloitte & Touche LLP,
                                                                           and has provided independent financial analysis
                                                                           services on a contractual basis. Andy earned a
                                                                           B.B.A. from the University of Michigan and an
                                                                           M.B.A. from the Tuck School of Business at
                                                                           Dartmouth, and is a Certified Public Accountant.

                                      TONY ROSENTHAL, CFA                  Mr. Rosenthal has 16 years of investment
                                      MANAGING DIRECTOR AND SENIOR         experience and is a managing director and
                                      PORTFOLIO MANAGER (TimesSquare)      Senior Portfolio Manager for TimeSquare's
                                                                           mid-cap growth products. Before joining
                                                                           TimesSquare in 2000, Mr. Rosenthal held a
                                                                           similar position at Fiduciary Trust Company
                                                                           International since 1996. Mr. Rosenthal's prior
                                                                           experience includes three years at the Bank of
                                                                           New York as an equity portfolio manager and
                                                                           analyst and time at U.S. Trust Company in New
                                                                           York where he conducted economic research. Mr.
                                                                           Rosenthal received his B.A in economics from
                                                                           Wesleyan University in 1988 and an M.B.A from
                                                                           Columbia Business School in 1993. He is a member
                                                                           of the New York Society of Security Analysts.



                                                                     -----------
                                                                      27
                                                                     -----------

INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                                      GRANT R. BABYAK                      Mr. Babyak has 17 years of investment
                                      CHIEF EXECUTIVE OFFICER AND          experience and is a managing director and co-
                                      SENIOR PORTFOLIO MANAGER             portfolio manager for TimesSquare's mid-cap
                                      (TimesSquare)                        growth products. Prior to joining TimesSquare
                                                                           in 2000, Mr. Babyak managed small-cap and
                                                                           mid-cap portfolios for Fiduciary Trust Company
                                                                           International since 1996. Previously he worked
                                                                           for 6 years at Avatar Associates as an
                                                                           institutional portfolio manager and for two
                                                                           years at U.S. Trust Company of New York as an
                                                                           analyst covering the consumer and basic
                                                                           industrial sectors. Mr. Babyak received a B.A.
                                                                           in Political Science from Yale University in
                                                                           1988 and an M.B.A. in Finance from New York
                                                                           University - Stern Graduate School of Business
                                                                           in 1995.


FOCUSED MID-CAP VALUE PORTFOLIO       JOHN L. KEELEY, JR., CFA,            Mr. Keeley began his career as a FDIC bank
                                      PRESIDENT AND CHIEF INVESTMENT       examiner while pursuing his MBA at night.
                                      OFFICER (Keeley)                     In 1965, John continued his career as an
                                                                           analyst with the Standard Oil Co. of Indiana
                                                                           Pension Plan and later as an analyst with James
                                                                           Capel & Co. Mr. Keeley formed Keeley Asset
                                                                           Management, (KAMCO), a registered investment
                                                                           advisor in December of 1981. John launched the
                                                                           KEELEY Small Cap Value Fund, Inc. in October
                                                                           1993. In 1994, he became a Director of the
                                                                           Marquette National Corp. In 1972, Mr. Keeley was
                                                                           awarded the designation of Chartered Financial
                                                                           Analyst following receipt of a M.B.A. from the
                                                                           University of Chicago's Graduate School of
                                                                           Business. His undergraduate degree is from the
                                                                           University of Notre Dame. Mr. Keeley is a member
                                                                           of the Investment Analysts Society of Chicago
                                                                           and has over 40 years of industry experience.


                                      ROBERT BECKER, CFA                   Mr. Becker has forty years of industry
                                      SENIOR VICE PRESIDENT (Keeley)       experience. His career began in 1965 with
                                                                           Amoco, Inc. where he was an investment
                                                                           analyst. In 1983, Mr. Becker became the
                                                                           Director of The Rothschild Funds Trust.
                                                                           In 1989, he founded Becker VanEtten, Inc.
                                                                           He then joined KAMCO in August 2000.
                                                                           In 1971, Mr. Becker was awarded the
                                                                           designation of Chartered Financial Analyst.
                                                                           He has an M.B.A from Northwestern
                                                                           University. His undergraduate degree is from
                                                                           University of Illinois. Mr. Becker is a member
                                                                           of the Investment Analysts Society of Chicago.


                                      THOMAS H. PERKINS                    Mr. Thomas H. Perkins has also served as
                                      PORTFOLIO MANAGER (PWM)              investment managed or the Portfolio since
                                                                           January 1999. He has been an investment manager
                                                                           since 1974 and joined PWM as a Portfolio Manager
                                                                           in 1998.


                                      JEFFREY KAUTZ                        Mr. Kautz has served as co-manager of the
                                      (PWM) CO-PORTFOLIO MANAGER           Portfolio since its inception. Before joining
                                                                           PWM in 1997 as a research analyst, he worked for
                                                                           G.V.R. Company as an over-the- counter market
                                                                           maker and specialist on the Chicago Stock
                                                                           Exchange. He has earned the right to use the
                                                                           chartered financial analyst designation.



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INFORMATION ABOUT ADVISERS
--------------------------------------------------------------------------------



                                      NAME, TITLE AND AFFILIATION
PORTFOLIO                             OF PORTFOLIO MANAGER                 EXPERIENCE
---------                             ---------------------------          ----------
                                      VINCENT SELLECHIA                    Mr. Sellechia is the Chief Investment Officer
                                      MANAGING DIRECTOR & CHIEF            of Reich & Tang Asset Management, LLC
                                      INVESTMENT OFFICER (Reich & Tang)    since June 2005. Prior to which, he was a
                                                                           Managing Director and Vice President of the
                                                                           Capital Management Group of New England
                                                                           Investment Companies, L.P. (the Applicant's
                                                                           predecessor) since September 1993. He
                                                                           joined Reich & Tang, Inc. in December 1991
                                                                           as a Vice President. Prior to joining Reich &
                                                                           Tang, Inc. and since 1980, he was Vice
                                                                           President of Delafield Asset Management,
                                                                           Inc. Mr. Sellechia has a B.A. from Boston
                                                                           College (1974) and an M.B.A. from New
                                                                           York University (1976).

                                      J. DENNIS DELAFIELD                  Mr. Delafield is a Managing Director of
                                      PRESIDENT & MANAGING DIRECTOR        Reich & Tang Asset Management, LLC since
                                      (Reich & Tang)                       July 1994. Prior to which, he was Managing
                                                                           Director of the Capital Management Group
                                                                           of New England Investment Companies, L.P.
                                                                           (the Applicant's predecessor) since September
                                                                           1993. Mr. Delafield joined Reich & Tang,
                                                                           Inc. in December 1991 as a Managing
                                                                           Director of Reich & Tang, Inc. in charge of
                                                                           the Delafield division. Formerly, from 1979
                                                                           until he joined Reich & Tang, Inc. he was
                                                                           President of Delafield Asset Management,
                                                                           Inc. Mr. Delafield has a B.A. from Princeton
                                                                           University (1957).

                                      CHARLES W. NEUHAUSER                 Mr. Neuhauser is an Analyst/Manager of
                                      ANALYST/MANAGER (Reich & Tang)       Reich & Tang Asset Management, LLC's
                                                                           Capital Management Group ("CMG") since
                                                                           October 1998. Prior to joining, he was a
                                                                           Senior Vice President of Investment
                                                                           Counselors of Maryland since 1991. He was
                                                                           a Securities Analyst of Legg Mason Wood
                                                                           Walker, Inc. from May 1989 until July 1991
                                                                           and a Securities Analyst with Bear Stearns
                                                                           from January 1987 until April 1989. Mr.
                                                                           Neuhauser is a Chartered Financial Analyst
                                                                           and has a BA from Columbia University
                                                                           (1980).

                                      DONALD WANG                          Mr. Wang is an Analyst/Manager of Reich &
                                      ANALYST/MANAGER (Reich & Tang)       Tang Asset Management, LLC's Capital
                                                                           Management Group ("CMG") since March
                                                                           1999. Prior to joining, he was an
                                                                           Analyst/Portfolio Manager at The Lindner
                                                                           Funds since January 1996. From 1992 to
                                                                           1995, he was an Analyst/Portfolio Manager
                                                                           with Spare, Kaplan & Bischel and Osterweis
                                                                           Capital Management. From 1989 to 1992, he
                                                                           was a Bank Analyst with Keefe Bruyete &
                                                                           Woods and Prudential Bache. Mr. Wang is a
                                                                           Chartered Financial Analyst and has a BS
                                                                           from New York University (1989).

Additional  information  about  the  Portfolio  Managers'  compensation,   other
accounts under management and ownership of the Fund's shares, is provided in the Statement of Additional Information.




                                                                     -----------
                                                                      29
                                                                     -----------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


NO FINANCIAL HIGHLIGHTS INFORMATION IS PRESENTED FOR THE PORTFOLIOS SINCE THE PORTFOLIOS HAD NOT COMMENCED OPERATIONS AS OF THE END OF THE FISCAL YEAR.


-----------
        30
-----------

FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contain more information about the Portfolios and are available free of charge upon request:


   STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference, which means it is legally part of this prospectus.



You may obtain copies of the SAI without charge, upon request or ask questions about the Portfolios by contacting AIG SunAmerica Fund Services, Inc. at 800-858-8850, by visiting our website at www.sunamericafunds.com, or by calling your broker or financial advisor.



Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

To reduce expenses, we mail only one copy of the Portfolio's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800-542-1061 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.



DISTRIBUTOR: AIG SunAmerica Capital Services, Inc.

INVESTMENT COMPANY ACT
File No. 811-07797


                                              [AIG SUNAMERICA MUTUAL FUNDS LOGO]

DISTRIBUTED BY:

AIG SUNAMERICA CAPITAL SERVICES, INC.
HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992
800-858-8850

For more complete information on any of the mutual funds distributed by AIG SunAmerica Capital Services, Inc. including charges and expenses, obtain a prospectus from your financial adviser or from the SunAmerica Sales Desk, 800-858-8850. Read it carefully before you invest. The funds' daily net asset values are not guaranteed and their shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than your original cost.

www.sunamericafunds.com                       [AIG SUNAMERICA MUTUAL FUNDS LOGO]

FOCPR-2/05

                         SUNAMERICA FOCUSED SERIES, INC.
                       STATEMENT OF ADDITIONAL INFORMATION
                              DATED AUGUST 1, 2005

Harborside Financial Center                              General Marketing and
3200 Plaza 5                                             Shareholder Information
Jersey City, New Jersey 07311                            (800) 858-8850



         SunAmerica  Focused  Series,   Inc.  (the  "Fund")  is  a  mutual  fund
consisting of seventeen different investment portfolios:

o        Focused Large-Cap Growth Portfolio       o        Focused 2000 Value Portfolio
o        Focused 2000 Growth Portfolio            o        Focused International Equity Portfolio
o        Focused Multi-Cap Value Portfolio        o        Focused Equity Strategy Portfolio
o        Focused Growth and Income Portfolio      o        Focused Multi-Asset Strategy Portfolio
o        Focused Technology Portfolio             o        Focused Balanced Strategy Portfolio
o        Focused Large-Cap Value Portfolio        o        Focused Fixed Income and Equity Strategy
                                                           Portfolio
o        Focused Multi-Cap Growth Portfolio       o        Focused Fixed Income Strategy Portfolio
o        Focused Dividend Strategy Portfolio      o        Focused Mid-Cap Growth Portfolio
o        Focused Mid-Cap Value Portfolio

         Each Portfolio is managed by AIG SunAmerica Asset Management Corp. ("SunAmerica" or, where directly managing the assets of a Portfolio, the "Adviser"). The assets of each Portfolio, except the Focused Dividend Strategy Portfolio, are normally allocated to at least three investment advisers (each, an "Adviser"), each of which is independently responsible for advising its respective portion of the Portfolio's assets. The Advisers may include SunAmerica, and otherwise will consist of other professional investment advisers selected by SunAmerica subject to the review and approval of the Fund's Board of Directors. In choosing Advisers, SunAmerica will seek to obtain, within each Portfolio's overall objective, a distinct investment style.

         This  statement of  Additional  Information  relates only to two of the
Portfolios:   Focused  Mid-Cap  Growth   Portfolio  and  Focused  Mid-Cap  Value
Portfolio. Each Portfolio has distinct investment objectives and strategies.

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated August 2, 2005. To obtain a Prospectus free of charge, please call the Fund at (800) 858-8850. The Prospectus is incorporated by reference into this Statement of Additional Information and this Statement of Additional Information is incorporated by reference into the Prospectus. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

                                TABLE OF CONTENTS



                                                                         PAGE
THE FUND ......................................................................3

INVESTMENT OBJECTIVES AND POLICIES.............................................4

INVESTMENT RESTRICTIONS.......................................................33

DIRECTORS AND OFFICERS........................................................35

ADVISERS, PERSONAL SECURITIES TRADING, DISTRIBUTOR AND ADMINISTRATOR..........43

ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT...............................45

PROXY VOTING POLICIES AND PROCEDURES..........................................60

DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES......................61

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................64

ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES...........................66

ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES.........................71

EXCHANGE PRIVILEGE............................................................72

DETERMINATION OF NET ASSET VALUE..............................................73

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................73

RETIREMENT PLANS..............................................................78

DESCRIPTION OF SHARES.........................................................79

ADDITIONAL INFORMATION........................................................81

FINANCIAL STATEMENTS..........................................................82

APPENDIX ......................................................................1



         No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, SunAmerica, any Adviser or AIG SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"). This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                                    THE FUND

         The Fund, organized as a Maryland corporation on July 3, 1996, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund consists of seventeen Portfolios; each offering different classes, including Class A, Class B, Class C, Class I, Class X and Class Z shares. Class A and Class B shares of the Mid-Cap Growth Portfolio, Aggressive Growth Portfolio and the Value Portfolio commenced offering on November 19, 1996. Class C of those Portfolios commenced offering March 6, 1997. Class A, Class B and Class C shares of the Large-Cap Growth Portfolio, the Large-Cap Blend Portfolio, the Large-Cap Value Portfolio and Small-Cap Value Portfolio commenced offering October 15,
1997. On March 31, 1998, the Directors approved the creation of the Focus Portfolio, which commenced offering on June 1, 1998. On December 1, 1998, Class C shares of each of the Portfolios except Focus Portfolio were redesignated as Class II shares. On April 1, 1999, the Large-Cap Blend Portfolio changed its name to the Focused Growth and Income Portfolio. On October 19, 1999, the Directors approved the creation of the Focused Value Portfolio, which commenced offering on November 1, 1999. Effective on February 28, 2001, the Focus Portfolio changed its name to the Focused Growth Portfolio and the Aggressive Growth Portfolio changed its name to the Multi-Cap Growth Portfolio. The Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Multi-Cap Value Portfolio, Small-Cap Value Portfolio and Focused Growth Portfolio each also offer Class Z shares. The Class Z shares of the Multi-Cap Growth Portfolio, Large-Cap Value Portfolio, Value Portfolio and Small-Cap Value Portfolio commenced offering on April 1, 1998. The Class Z shares of the Focused Growth Portfolio commenced offering on April 1, 1999. On February 17, 2000, the Directors approved the creation of the Focused TechNet Portfolio, which commenced offering on May 1, 2000. The Class Z shares of the Focused TechNet Portfolio commenced offering on October 3, 2000. The Class X shares of the Focused Growth and Income Portfolio and Focused Multi-Cap Growth commenced offering on January 30, 2002 and August 1, 2002 respectively.

         On August 22, 2001, the Directors approved the renaming of the Value Portfolio to the Multi-Cap Value Portfolio, effective November 16, 2001, the creation of the Small-Cap Growth Portfolio, effective November 16, 2001, offering Classes A, B, II and I; and authorized Class I for all Portfolios. The Small-Cap Growth Portfolio was the survivor of a reorganization with Small Cap Growth Fund of North American Funds (the "Prior Small Cap Growth Fund"), which was consummated on November 16, 2001. The Directors also approved the creation of the Focused International Portfolio and authorized Classes A, B, II, I and Z; the Fund commenced offering Classes A, B and II on November 1, 2001. Class I of the Multi-Cap Value Portfolio commenced on November 16, 2001. On November 16, 2001, the International Equity Portfolio reorganized with the International Equity Fund of SunAmerica Equity Funds and three series of North American Funds. Shares of the International Equity Portfolio of the Fund are no longer offered.

         On April 11, 2002 the Board of Directors called a shareholder meeting for the purposes of reorganizing the Large Cap Growth Portfolio into the Focused Large-Cap Growth Portfolio, and the Mid-Cap Growth Portfolio into the Focused Multi-Cap Growth Portfolio. On April 11, 2002, the Board of Directors approved the renaming of certain portfolios of the Fund as follows: The Large-Cap Value Portfolio to the "Focused Large-Cap Value Portfolio," the Small-Cap Value Portfolio to the "Focused 2000 Value Portfolio", the Multi-Cap Value Portfolio to the "SunAmerica Value Fund," the Small-Cap Growth Portfolio to the "Focused 2000 Growth Portfolio," the Multi-Cap Growth Portfolio to the "Focused Multi-Cap Growth Portfolio," the Focused Value Portfolio to the "Focused Multi-Cap Value Portfolio," the Focused International Portfolio to the "Focused International Equity Portfolio," and the Focused Growth Portfolio to the "Focused Large-Cap Growth Portfolio."

         On September 6, 2002, the Large-Cap Growth Portfolio and the Mid-Cap Growth Portfolio reorganized into the Focused Large-Cap Growth Portfolio and Focused Multi-Cap Growth Portfolios, respectively. Shares of the Large-Cap Growth and Mid-Cap Growth Portfolios are no longer offered. On October 30, 2003, the Directors approved the reorganization of the SunAmerica Value Fund into the SunAmerica Value Fund of SunAmerica Equity Funds. On October 30, 2003, the Directors approved the creation of the Focused Dividend Strategy Portfolio offering Classes A, B, II and I. The Focused Dividend Strategy Portfolio is the survivor of a reorganization with the Focused Dividend Strategy Portfolio of SunAmerica Equity Funds (the "Prior Focused Dividend Strategy Portfolio"), was consummated on February 20, 2004.

         At a meeting of the Board of Directors of the Fund held on October 30, 2003, the Board approved a name change for the Fund. Effective January 1, 2004, the name SunAmerica Style Select Series, Inc. was changed to SunAmerica Focused Series, Inc.

         On January 15, 2004, the Trustees approved the redesignation of Class II shares as Class C shares for each of the Portfolios, to be effective on February 20, 2004.

         On November 30, 2004, the Directors approved the creation of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio and authorized Classes A, B, C and I; the Fund expects to commence offering Classes A, B, C and I on August 1, 2005.

                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each of the Focused Mid-Cap Growth Portfolio and Focused Mid-Cap Value Portfolio (each a "Portfolio and together the "Portfolios") are described in the Fund's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices the Portfolios may employ, including those which are described under "More Information about the Portfolios - Investment Strategies" in the Prospectus, are discussed more fully below. Unless otherwise specified, each Portfolio may invest in the following securities. The stated percentage limitations are applied to an investment at the time of purchase unless indicated otherwise.

WARRANTS AND RIGHTS

         A Portfolio may invest in warrants, which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

CONVERTIBLE SECURITIES AND PREFERRED STOCKS

         Convertible securities may be debt securities or preferred stock with a conversion feature. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed that combine higher or lower current income with options and other features. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, a Portfolio may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential.

INVESTMENT IN SMALL, UNSEASONED COMPANIES

         As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1.6 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. It may be difficult to obtain reliable information and financial data on such companies and the securities of these small companies may not be readily marketable, making it difficult to dispose of shares when desirable. A risk of investing in smaller, emerging companies is that they often are at an earlier stage of development and therefore have limited product lines, market access for such products, financial resources and depth in management as compared to larger, more established companies, and their securities may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, certain smaller issuers may face difficulties in obtaining the capital necessary to continue in operation and may go into bankruptcy, which could result in a complete loss of an investment. Smaller companies also may be less significant factors within their industries and may have difficulty withstanding competition from larger companies. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger, more established companies.

         Companies with market capitalization of $1.6 billion to $9 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile than those in Large-Cap companies.

FOREIGN SECURITIES

         Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. The Portfolios are authorized to invest in foreign securities. A Portfolio may purchase securities issued by issuers in any country.

         Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs). Each Portfolio may also invest in securities of foreign issuers in the form of European Depositary Receipts
(EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. The Portfolios may invest in non-US dollar denominated securities of foreign companies. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository that has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the U.S. can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the Fund's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the U.S. as a domestic issuer. Accordingly, the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets. Each Portfolio also may invest in securities denominated in European Currency Units (ECUs). An ECU is a "basket" consisting of specified amounts of currencies of certain of the twelve member states of the European Community. In addition, each Portfolio may invest in securities denominated in other currency "baskets."

         Investments in foreign securities, including securities of emerging market countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (E.G., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates and custodian fees than the U.S.;
increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; the imposition of foreign taxes on investment income derived from such countries; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies. An emerging market country is one that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Historical experience indicates that the markets of emerging market countries have been more volatile than more developed markets; however, such markets can potentially provide higher rates of return to investors.

         The performance of investments in securities denominated in a foreign currency ("Non-dollar Securities") will depend on, among other things, the strength of the foreign currency against the dollar and the interest rate environment in the country issuing the foreign currency. Absent other events that could otherwise affect the value of Non-dollar Securities (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a Portfolio's non-dollar securities in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's Non-dollar Securities. Currencies are evaluated on the basis of fundamental economic criteria (E.G., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data.

         Because the Portfolios may invest in securities that are listed primarily on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Portfolios' shares may change on days when a shareholder will not be able to purchase or redeem shares.

INVESTMENT COMPANIES

         All of the Portfolios may invest in the securities of other open-end or closed-end investment companies subject to the limitations imposed by the 1940 Act. A Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by an investment company in which it invests.

         Each Portfolio may invest in domestic closed-end investment companies that invest in certain foreign markets, including developing countries or emerging markets. The Portfolios also may invest in foreign investment companies that invest in such markets. Some of the countries in which the Portfolios invest may not permit direct investment by foreign investors such as the Portfolios. Investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Portfolios to invest in investment companies in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitations under the 1940 Act.

         Under the 1940 Act, a Portfolio may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the outstanding voting stock of the acquired investment company. The Portfolios will not invest in such investment companies unless, in the judgment of the Advisers, the potential benefits of such investments justify the payment of any associated fees and expenses.

         Additionally, the Portfolios may invest in Passive Foreign Investment Companies ("PFICs"), which are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to elect to recognize income associated with the PFIC prior to the actual receipt of any such income in order to avoid adverse tax consequences.

FIXED INCOME SECURITIES

         The Portfolios may invest in debt securities that the Advisers expect have the potential for capital appreciation and which are rated as low as "BBB" by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's"), or "Baa" by Moody's Investors Service, Inc. ("Moody's") or, if unrated, determined by the Adviser to be of equivalent quality.

         The Portfolios may also invest up to 20% of its total assets in debt securities rated below "BBB" or "Baa" or, if unrated, determined by the Advisers to be of equivalent quality (junk bonds).

         Fixed income securities are broadly characterized as those that provide for periodic payments to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount, although they may represent a priority over common stockholders in the event of the issuer's liquidation. Many fixed income securities are subject to scheduled retirement, or may be retired or "called" by the issuer prior to their maturity dates. The interest rate on certain fixed income securities, known as "variable rate obligations," is determined by reference to or is a percentage of an objective standard, such as a bank's prime rate, the 90-day Treasury bill rate, or the rate of return on commercial paper or bank certificates of deposit, and is periodically adjusted. Certain variable rate obligations may have a demand feature entitling the holder to resell the securities at a predetermined amount. The interest rate on certain fixed income securities, called "floating rate instruments," changes whenever there is a change in a designated base rate.

         The market values of fixed income securities tend to vary inversely with the level of interest rates -- when interest rates rise, their values will tend to decline; when interest rates decline, their values generally will tend to rise. The potential for capital appreciation with respect to variable rate obligations or floating rate instruments will be less than with respect to fixed-rate obligations. Long-term instruments are generally more sensitive to these changes than short-term instruments. The market value of fixed income securities and therefore their yield are also affected by the perceived ability of the issuer to make timely payments of principal and interest.

         "Investment grade" is a designation applied to intermediate and long-term corporate debt securities rated within the highest four rating categories assigned by Standard & Poor's (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa), or, if unrated, considered by the Adviser to be of comparable quality. The ability of the issuer of an investment grade debt security to pay interest and to repay principal is considered to vary from extremely strong (for the highest ratings) through adequate (for the lowest ratings given above), although the lower-rated investment grade securities may be viewed as having speculative elements as well.

         Those debt securities rated "BBB" or "Baa," while considered to be "investment grade," may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. As a consequence of the foregoing, the opportunities for income and gain may be limited. While the Portfolios have no stated policy with respect to the disposition of securities whose ratings fall below investment grade, each occurrence is examined by the Adviser to determine the appropriate course of action.

RISKS OF INVESTING IN LOWER RATED BONDS

         As described above, debt securities in which the Portfolios may invest may be in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's or BB or lower by Standard & Poor's (and comparable unrated securities) (commonly known as "junk bonds"). For a description of these and other rating categories, see Appendix.

         Such high yield bonds can be expected to provide higher yields, but may be subject to greater market price fluctuations and risk of loss of principal than lower yielding, higher rated fixed income securities. High yield bonds may be issued by less creditworthy companies or by larger, highly leveraged companies. It should be noted that lower-rated securities are subject to risk factors such as (a) vulnerability to economic downturns and changes in interest rates; (b) sensitivity to adverse economic changes and corporate developments;
(c)
redemption or call provisions that may be exercised at inopportune times; (d) difficulty in accurately valuing or disposing of such securities; (e) federal legislation that could affect the market for such securities; and (f) special adverse tax consequences associated with investments in certain high-yield, high-risk bonds.

         High yield bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio would have to replace the security with a lower yielding security, resulting in lower return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market.

         There is a thinly traded market for high yield bonds, and recent market quotations may not be available for some of these bonds. Market quotations are generally available only from a limited number of dealers and may not represent firm bids from such dealers or prices for actual sales. As a result, a Portfolio may have difficulty valuing the high yield bonds in their portfolios accurately and disposing of these bonds at the time or price desired. Under such conditions, judgment may play a greater role in valuing certain of the Portfolio's portfolio securities than in the case of securities trading in a more liquid market.

         Ratings assigned by Moody's and Standard & Poor's to high yield bonds, like other bonds, attempt to evaluate the safety of principal and interest payments on those bonds. However, such ratings do not assess the risk of a decline in the market value of those bonds. In addition, ratings may fail to reflect recent events in a timely manner and are subject to change. If a rating with respect to a portfolio security is changed, the Adviser will determine whether the security will be retained based upon the factors the Adviser considers in acquiring or holding other securities in the portfolio. Investment in high yield bonds may make achievement of the Portfolio's objective more dependent on the Adviser's own credit analysis than is the case for higher-rated bonds.

         Market prices for high yield bonds tend to be more sensitive than those for higher-rated securities due to many of the factors described above, including the credit-worthiness of the issuer, redemption or call provisions, the liquidity of the secondary trading market and changes in credit ratings, as well as interest rate movements and general economic conditions. In addition, yields on such bonds will fluctuate over time. An economic downturn could severely disrupt the market for high yield bonds. In addition, legislation impacting high yield bonds may have a materially adverse effect on the market for such bonds. For example, federally insured savings and loan associations have been required to divest their investments in high yield bonds.

         The risk of default in payment of principal and interest on high yield bonds is significantly greater than with higher-rated debt securities because high yield bonds are generally unsecured and are often subordinated to other obligations of the issuer, and because the issuers of high yield bonds usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recession or increasing interest rates. Upon a default, bondholders may incur additional expenses in seeking recovery.

         As a result of all these factors, the net asset value of the Portfolio, to the extent it invests in high yield bonds, is expected to be more volatile than the net asset value of funds that invest solely in higher-rated debt securities. This volatility may result in an increased number of redemptions from time to time. High levels of redemptions in turn may cause the Portfolio to sell its portfolio securities at inopportune times and decrease the asset base upon which expenses can be spread.

CORPORATE DEBT INSTRUMENTS

         These instruments, such as bonds, represent the obligation of the issuer to repay a principal amount of indebtedness at a stated time in the future and, in the usual case, to make periodic interim payments of interest at a stated rate. The Portfolios may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

U.S. GOVERNMENT SECURITIES

         Each Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the U.S. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government. They are of the highest possible credit quality. These securities are subject to variations in market value due to fluctuations in interest rates, but if held to maturity, are guaranteed by the U.S. government to be paid in full.

         Such a Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the U.S. Obligations of the Government National Mortgage Association ("GNMA"), the Farmer's Home Administration ("FMHA") and the Export-Import Bank are backed by the full faith and credit of the U.S.

         Such a Portfolio may also invest in securities issued by U.S. government instrumentalities and certain federal agencies that are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. In the case of securities not backed by the full faith and credit of the U.S., a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. if the agency or instrumentality does not meet its commitments.

MORTGAGE-BACKED SECURITIES

         Each Portfolio may, in addition to the U.S. government securities noted above, invest in mortgage-backed securities (including private mortgage-backed securities), such as GNMA, FNMA or FHLMC certificates (as further discussed below), which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.

         The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Thus, the actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect, which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (I.E., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

         The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

         GNMA CERTIFICATES

         GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

         GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration or the FMHA, or guaranteed by the Veterans Administration. The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the U.S. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

         FHLMC CERTIFICATES

         The FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCs and the ultimate payment of principal.

         GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         FNMA CERTIFICATES

         FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. government.

         Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or real estate mortgage investment conduits ("REMICs") and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

         The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs, which in turn will ultimately evidence interests in mortgage loans.

         Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS")

         Another type of mortgage-backed security in which each Portfolio may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds that are the general obligations of the issuer thereof (E.G., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (I.E., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

         Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         Principal prepayments on the underlying mortgages may cause the CMOs to
be  retired   substantially  earlier  than  their  stated  maturities  or  final distribution dates.

         A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which accrue interest at a specified rate only until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs that generally require that specified amounts of principal be applied on each payment date to one or more classes of CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         STRIPPED MORTGAGE-BACKED SECURITIES

         Both Portfolios may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of mortgage securities in which a Portfolio invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organization. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only U.S. government interest only and principal only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Directors may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.



CERTAIN ADDITIONAL RISK FACTORS RELATING TO HIGH-YIELD BONDS

         SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES

         High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

         PAYMENT EXPECTATION

         High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's debt securities. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

         LIQUIDITY AND VALUATION

         There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market. If a Portfolio is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult for the Directors to value such Portfolio's investment portfolio and the Portfolio's Directors may have to use a greater degree of judgment in making such valuations.

ASSET-BACKED SECURITIES

         Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support that fall into two categories:
(i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

         Instruments backed by pools of receivables are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a Portfolio must reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Portfolio's ability to maintain a portfolio which includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities which have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

ZERO COUPON BONDS, STEP-COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS

         Fixed income securities in which the Portfolios may invest also include zero coupon bonds, step-coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations issued or purchased at a significant discount from face value. A step-coupon bond is one in which a change in interest rate is fixed contractually in advance. PIK bonds are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations that make regular payments of interest. A Portfolio will accrue income on such investments for tax and accounting purposes, as required, that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy the Portfolio's distribution obligations.

LOAN PARTICIPATIONS

         Each Portfolio may invest in loan participations. Loan participations are loans sold by the lending bank to an investor. The loan participant borrower may be a company with highly-rated commercial paper that finds it can obtain cheaper funding through a loan participation than with commercial paper and can also increase the company's name recognition in the capital markets. Loan participations often generate greater yield than commercial paper.

         The borrower of the underlying loan will be deemed to be the issuer except to the extent the Portfolio derives its rights from the intermediary bank that sold the loan participations. Because loan participations are undivided interests in a loan made by the issuing bank, the Portfolio may not have the right to proceed against the loan participations borrower without the consent of other holders of the loan participations. In addition, loan participations will be treated as illiquid if, in the judgment of the Adviser, they cannot be sold within seven days.

SHORT-TERM DEBT SECURITIES

         In addition to its primary investments, each Portfolio, except as described below, may also invest up to 25% of its total assets in both U.S. and non-U.S. dollar denominated money market instruments (a) for liquidity purposes (to meet redemptions and expenses) or (b) to generate a return on idle cash held in a Portfolio's portfolio during periods when an Adviser is unable to locate favorable investment opportunities. For temporary defensive purposes, each Portfolio may invest up to 100% of its total assets in cash and short-term fixed income securities, including corporate debt obligations and money market instruments rated in one of the two highest categories by a nationally recognized statistical rating organization (or determined by the Adviser to be of equivalent quality). The types of short-term and temporary defensive investments in which a Portfolio may invest are described below:

MONEY MARKET SECURITIES

         Money market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

COMMERCIAL BANK OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits), including Eurodollar certificates of deposit (certificates of deposit issued by domestic or foreign banks located outside the U.S.) and Yankee certificates of deposit (certificates of deposit issued by branches of foreign banks located in the U.S.), domestic and foreign bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks with total assets in excess of $1 billion, based on the latest published reports. A Portfolio may also invest in obligations issued by U.S. commercial banks with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the Federal Deposit Insurance Corporation ("FDIC"). A Portfolio may also invest in notes and obligations issued by foreign branches of U.S. and foreign commercial banks.

SAVINGS ASSOCIATION OBLIGATIONS

         Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations with assets in excess of $1 billion and whose deposits are insured by the FDIC. A Portfolio may also invest in obligations issued by mutual savings banks or savings and loan associations with total assets of less than $1 billion if the principal amount of these obligations owned by the Portfolio is fully insured by the FDIC.

COMMERCIAL PAPER

         Short-term notes (up to 12 months) issued by domestic and foreign corporations or governmental bodies. A Portfolio may purchase commercial paper only if judged by the Adviser to be of suitable investment quality. This includes commercial paper that is (a) rated in the two highest categories by Standard & Poor's and by Moody's, or (b) other commercial paper deemed on the basis of the issuer's creditworthiness to be of a quality appropriate for the Portfolio. See the Appendix for a description of the ratings. A Portfolio will not purchase commercial paper described in (b) above if such paper would in the aggregate exceed 15% of its total assets after such purchase. The commercial paper in which a Portfolio may invest includes variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. Investments in these instruments are limited to those that have a demand feature enabling the Portfolio unconditionally to receive the amount invested from the issuer upon seven or fewer days' notice. In connection with master demand note arrangements, the Adviser, subject to the direction of the Directors, monitors on an ongoing basis the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Adviser also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or Standard & Poor's and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Adviser has reason to believe that the borrower could not make timely repayment upon demand.

CORPORATE BONDS AND NOTES

         A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year. A Portfolio may invest only in corporate bonds or notes of issuers having outstanding short-term securities rated in the top two rating categories by Standard & Poor's and Moody's. See the Appendix for a description of investment-grade ratings by Standard & Poor's and Moody's.

GOVERNMENT SECURITIES

         Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities" above. A Portfolio may also purchase securities issued or guaranteed by a foreign government, its agencies or instrumentalities. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

         A Portfolio may enter into repurchase agreements involving only securities in which it could otherwise invest and with selected banks, brokers and securities dealers whose financial condition is monitored by the Adviser. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount that reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains collateral having a value equal to at least 102% (100% if such collateral is in the form of cash) of the repurchase price, including accrued interest. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller under the repurchase agreement defaults, the Portfolio may incur a loss if the value of the collateral securing the repurchase agreements has declined and may incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

DIVERSIFICATION

         Each Portfolio is classified as "non-diversified" for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.

         Because each Focused Portfolio may invest in a limited number of issuers, the performance of particular securities may adversely affect the Portfolio's performance or subject the Portfolio to greater price volatility than that experienced by diversified investment companies. Each Portfolio intends to maintain the required level of diversification and otherwise conduct its operations in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company under the Code, a Portfolio must, among other things, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         In the unlikely event application of a Portfolio's strategy would result in a violation of these requirements of the Code, the Portfolio would be required to deviate from its strategy to the extent necessary to avoid losing its status as a regulated investment company.

DERIVATIVES STRATEGIES

         Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After writing a call, up to 25% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (I.E., the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). If a call written by the Fund is exercised, the Fund forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

         In addition, the Fund could experience capital losses, which might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

         The Portfolios may also write put options ("puts"), which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option that increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash or liquid securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities.

         Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts, stock and bond index futures contracts and futures contracts on U.S. government securities (together, "Futures"); Forward Contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies. Puts and calls on securities, interest rate Futures or stock and bond index Futures or options on such Futures purchased or sold by a Portfolio will normally be listed on either (1) a national securities or commodities exchange or (2) over-the-counter markets. However, each such Portfolio may also buy and sell options and Futures on foreign equity indexes and foreign fixed income securities. Because the markets for these instruments are relatively new and still developing, the ability of such a Portfolio to engage in such transactions may be limited. Derivatives may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's securities resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates);
(ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities that have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.

         For each Portfolio forward foreign currency exchange contracts, currency options and currency swaps may be entered into for non-hedging purposes when an Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities or are not included in such portfolio. These Portfolios may use currency contracts and options to cross-hedge, which involves selling or purchasing instruments in one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. To limit any leverage in connection with currency contract transactions for non-hedging purposes, a Portfolio will segregate cash or liquid securities in an amount sufficient to meet its payment obligations in these transactions or otherwise "cover" the obligation. Initial margin deposits made in connection with currency futures transactions or premiums paid for currency options traded over-the-counter or on a commodities exchange may each not exceed 5% of a Portfolio's total assets in the case of non-bona fide hedging transactions. Each such Portfolio may enter into currency swaps. Currency swaps involve the exchange by a Portfolio with another party of their respective rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Portfolio will segregate, cash or liquid securities equal to the net amount, if any, of the excess of the Portfolio's obligations over its entitlement with respect to swap transactions. To the extent that the net amount of a swap is held in a segregated account consisting of cash or liquid securities, the Fund believes that swaps do not constitute senior securities under the 1940 Act and, accordingly, they will not be treated as being subject to the Portfolio's borrowing restrictions. The use of currency swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Portfolio would be less favorable than it would have been if this investment technique were not used.

         EURODOLLAR INSTRUMENTS

         If and to the extent authorized to do so, a Portfolio may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

         A Portfolio's use of Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures (currently no Portfolio uses this strategy); (ii) write calls on that currency or on such Futures; or
(iii) enter into Forward Contracts on foreign currencies at a lower rate than the spot ("cash") rate. Additional information about the derivatives the Portfolio may use is provided below.

OPTIONS

         OPTIONS ON SECURITIES

         As noted above, each Portfolio may write, and may purchase, call and put options (including yield curve options) on equity and debt securities. Each Portfolio may write puts and calls, or purchase put options only if the Portfolio owns the underlying security.

         When a Portfolio writes a call on a security, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A portfolio has retained the risk of loss should the price of the underlying security increase during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Portfolio retains the underlying security and the premium received. If the Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

         When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

         A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

         When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

         Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

         When writing put options on securities, to secure its obligation to pay for the underlying security, a fund will segregate liquid assets with a value equal to or greater than the exercise price of the underlying securities. A fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a fund to take delivery of the underlying security against payment of the exercise price. A fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         Each Portfolio may use spread transactions for any lawful purpose consistent with the Portfolio's investment objective. A Portfolio may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to a Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a Portfolio against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is provided only during the life of the spread option.

         OPTIONS ON FOREIGN CURRENCIES

         Each Portfolio may write and purchase puts and calls on foreign currencies. A call written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration which is segregated by the Portfolio) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio segregates cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by the Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security the Portfolio owns or has the right to acquire and is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Portfolio collateralizes the option by segregating cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         As with other kinds of option transactions, the writing of an option on currency will constitute only a partial hedge, up to the amount of the premium received. The Portfolios may be required to purchase or sell currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to the Portfolio's position, the Portfolio may forfeit the entire amount of the premium plus related transaction costs.

         OPTIONS ON SECURITIES INDICES

         As noted above under "Derivatives Strategies," the Portfolios may write, and each Portfolio may purchase, call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

         FUTURES

         Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "Futures Broker"). The initial margin will be deposited with the Portfolio's custodian in an account registered in the Futures Broker's name; however the Futures Broker can gain access to that account only under specified conditions. As the Future is marked-to-market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

         Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

         Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

         As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

         Conversely, the Portfolios could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

         OPTIONS ON FUTURES

         As noted above, the Portfolios may write, and all the Portfolios may purchase, options on interest rate futures contracts, stock and bond index futures contracts, Forward Contracts and foreign currency futures contracts, (the Portfolios will not purchase or write options on foreign currency futures contracts. Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

         The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the Portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, the Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS ON FOREIGN CURRENCIES

         Each Portfolio may engage in Forward Contracts on foreign currency. A Forward Contract on foreign currencies involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract on foreign currencies. The Portfolios do not intend to utilize Forward Contracts on foreign currencies other than for bona fide hedging purposes.

         A Portfolio may use Forward Contracts on foreign currencies to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts on foreign currencies does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts on foreign currencies limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         A Portfolio may enter into Forward Contracts on foreign currencies with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract on foreign currencies, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared and the date on which such payments are made or received.

         A Portfolio may also use Forward Contracts on foreign currencies to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract on foreign currencies to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract on foreign currencies to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract on foreign currencies to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the Forward Contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

         The Portfolio will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the Forward Contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio will segregate cash or liquid securities having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts on foreign currencies entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract on foreign currencies price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract on foreign currencies price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

         The precise matching of the Forward Contract on foreign currencies amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract on foreign currencies is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts on foreign currencies involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

         Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

         At or before the maturity of a Forward Contract on foreign currencies requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract on foreign currencies, requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract on foreign currencies under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to a Portfolio of engaging in Forward Contracts on foreign currencies varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts on foreign currencies are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract on foreign currencies.

         Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT OPTIONS

         The Fund's custodian, or a securities depository acting for the custodian, will act as the Portfolios' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

         A Portfolio's ability to close out its position as a purchaser or seller of a call or put option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of an exchange, (5) inadequacy of the facilities of an exchange to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

         A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will result in the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons that would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those that would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

         Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as "Counterparties" and are individually referred to as a "Counterparty") through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

         Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, the
Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Portfolio will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the Adviser. In the absence of a change in the current position of the staff of the Securities and Exchange Commission ("SEC"), OTC options purchased by a Portfolio and the amount of the Portfolio's obligation pursuant to an OTC option sold by the Portfolio (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

REGULATORY ASPECTS OF DERIVATIVES

         Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

         Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will segregate cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

POSSIBLE RISK FACTORS IN HEDGING

         Participation in the options or Futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Portfolio may leave the Portfolio in a worse position than if such strategies were not used. There is also a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions that could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

         If a Portfolio establishes a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Adviser then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the derivatives that is not offset by a reduction in the price of the debt securities purchased.

         When conducted outside the U.S., hedging and other strategic transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging and other strategic transactions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) lesser availability of data on which to make trading decisions than in the U.S., (3) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lower trading volume and liquidity.

OTHER DERIVATIVES STRATEGIES

         In the future, each Portfolio may employ strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

ILLIQUID AND RESTRICTED SECURITIES

         No more than 15% of the value of a Portfolio's net assets determined as of the date of purchase may be invested in illiquid securities, including repurchase agreements that have a maturity of longer than seven days, stripped mortgage securities, inverse floaters, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities, as described below).

         In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         For example, restricted securities that the Board of Directors, or the Adviser pursuant to guidelines established by the Board of Directors, has determined to be marketable, such as securities eligible for sale under Rule 144A promulgated under the Securities Act, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to
Section 4(2) thereof, may be deemed to be liquid for purposes of this restriction. This investment practice could have the effect of increasing the level of illiquidity in the Portfolio to the extent that qualified institutional buyers (as defined in Rule 144A) become for a time uninterested in purchasing these restricted securities. In addition, a repurchase agreement that by its terms can be liquidated before its nominal fixed-term on seven days or less notice is regarded as a liquid instrument. The Adviser will monitor the liquidity of such restricted securities subject to the supervision of the Directors. In reaching liquidity decisions the Adviser will consider, INTER ALIA, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). Subject to the applicable limitation on illiquid securities investments, a Portfolio may acquire securities issued by the U.S. government, its agencies or instrumentalities in a private placement.

         Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. Section 4(2) Paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) Paper other than Section 4(2) Paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors have delegated to the Advisers the function of making day-to-day determinations of liquidity with respect to Section 4(2) Paper, pursuant to guidelines approved by the Directors that require the Advisers to take into account the same factors described above for other restricted securities and require the Advisers to perform the same monitoring and reporting functions.

SHORT SALES

         The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate and maintain daily, cash or liquid securities, at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale.

         Each Portfolio may make "short sales against the box." A short sale is against the box to the extent that the Portfolio contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. Generally, gain, but not loss, must be recognized for federal income tax purposes upon entering into a short sale against the box. A Portfolio may not enter into a short sale, including a short sale against the box, if, as a result, more than 25% of its net assets would be subject to such short sales.

HYBRID INSTRUMENTS (INDEXED/STRUCTURED SECURITIES)

         Hybrid Instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

         Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

         The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and Forward Contracts herein for a discussion of the risks associated with such investments.

         Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

         Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

         Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and, therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

         The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS

         Each Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will designate cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise designate liquid assets in respect of securities sold on a delayed delivery basis.

         A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

         To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Adviser before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

         When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. One form of when-issued or delayed delivery security that each Portfolio may purchase is a "to be announced" or "TBA" mortgage-backed security. A TBA mortgage-backed security transaction arises when a mortgage-backed security is purchased or sold with the specific pools to be announced on a future settlement date.

BORROWING AND LEVERAGE

         In seeking to enhance investment performance, each Portfolio may increase its ownership of securities by borrowing at fixed rates of interest up to the maximum extent permitted under the 1940 Act (presently 50% of net assets) and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only pursuant to the requirements of the 1940 Act and will be made only to the extent that the value of each Portfolio's assets less its liabilities, other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of a Portfolio's assets, so computed, should fail to meet the 300% asset coverage requirement, the Portfolio is required, within three business days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Portfolio would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Since substantially all of a Portfolio's assets fluctuate in value, but borrowing obligations are fixed when the Portfolio has outstanding borrowings, the net asset value per share of a Portfolio correspondingly will tend to increase and decrease more when the Portfolio's assets increase or decrease in value than would otherwise be the case. A Portfolio's policy regarding use of leverage is a fundamental policy, which may not be changed without approval of the shareholders of the Portfolio.

LOANS OF PORTFOLIO SECURITIES

         Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral. In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in high-quality short-term debt securities, including repurchase agreements. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will be made only to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to a Portfolio; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

         Since voting or consent rights that accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities that are the subject of the loan.

INTERFUND BORROWING AND LENDING PROGRAM

         The Fund has received exemptive relief from the SEC which permits a Portfolio to participate in an interfund lending program among investment companies advised by SAAMCo or an affiliate. The interfund lending program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating Portfolios, including the requirement that no Portfolio may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Portfolios from a typical bank for a comparable transaction. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day's notice. A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Board of the participating Portfolios. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio will comply with its investment policy on borrowing.

REVERSE REPURCHASE AGREEMENTS

         A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will segregate cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision.

DOLLAR ROLLS

         The Portfolios may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction. The Portfolio will enter into only covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

         Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument the Portfolio is required to repurchase may be worth less than an instrument the Portfolio originally held. Successful use of dollar rolls will depend upon the Adviser's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

STANDBY COMMITMENTS

         Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Adviser may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolio; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS

         In order to protect the value of portfolios from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolios' investments are traded, the Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will enter into interest-rate swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as the Adviser will segregate assets with respect to such transactions, SunAmerica believes such obligations do not constitute senior securities and accordingly will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained by a custodian in a manner that satisfies the requirements of the 1940 Act. The Portfolio will also segregate cash or liquid securities with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

         A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Adviser to present minimal credit risk. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

         Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to a reference pool or pools of mortgages.

         The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

SPECIAL SITUATIONS

         A "special situation" arises when, in the opinion of the Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

         Each Portfolio may invest in REITs. REITs are trusts that invest primarily in commercial real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages  and derive  income from the  collection  of interest  payments.  Like regulated investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Portfolio.

         Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.

FUTURE DEVELOPMENTS

         Each Portfolio may invest in securities and other instruments that do not presently exist but may be developed in the future, provided that each such investment is consistent with the Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectuses and Statement of Additional Information will be amended or supplemented as appropriate to discuss any such new investments.

                             INVESTMENT RESTRICTIONS

         The Fund has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

         1. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

         2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

         3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

         4. Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

         5. Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
(ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (I.E., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and Statement of Additional Information, as they may be amended from time to time.

         7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

         The following additional restrictions are not fundamental policies and may be changed by the Directors without a vote of shareholders. Each Portfolio may not:

         8. Purchase securities on margin, provided that margin deposits in connection with futures contracts, options on futures contracts and other derivative instruments shall not constitute purchasing securities on margin.

         9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to Forward Contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

         10. Invest in securities of other registered investment companies, except by purchases in the open market, involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except (i) to the extent permitted by applicable law.

         11.      Enter  into any  repurchase  agreement  maturing  in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                             DIRECTORS AND OFFICERS

         The following table lists the Directors and executive officers of the Fund, their date of birth, current positions held with the Fund, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships held outside of the fund complex. The SunAmerica Mutual Funds ("SAMF") consist of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds and the Fund. Unless otherwise noted, the address of each executive officer and Director is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. Directors who are not deemed to be "interested persons" of the Company as defined in the 1940 Act are referred to as "Disinterested Directors." Directors who are deemed to be "interested persons" of the Company are referred to as "Interested Directors."


     DISINTERESTED DIRECTORS



------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in
                               Position(s)    Term of Office and                              Fund Complex
                               Held with      Length of Time        Principal Occupations     Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             during the last 5 years   Director(2)     Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum               Director       2004 to Present       Founder and CEO of        39              None
DOB: February 27, 1963                                              National Housing
                                                                    Development Corporation
                                                                    (January 2000 to
                                                                    Present); Founder, Owner
                                                                    and Partner of Colonies
                                                                    Crossroards, Inc.
                                                                    (January 2000 to
                                                                    Present); Owner and
                                                                    Managing Member of
                                                                    Diversified Pacific
                                                                    Group, LLC (June 1990 to
                                                                    Present).
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Trustee's Retirement Plan as discussed on pages 39 and 41.

(2) The "Fund Complex" consists of all registered investment companies for which the Adviser or an affiliated person of the Adviser serves as investment adviser. The "Fund Complex" includes the SunAmerica Money Market Funds (2 funds), SunAmeica Equity Funds (9 funds), SunAmerica Income Funds (6 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), AIG Series Trust (4 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), VALIC Company I (24 portfolios) and VALIC Company II (15 portfolios), SunAmerica Series Trust (32 portfolios) and Season Series Trust (24 portfolios).

(3) Directorships of Companies required reporting to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in
                               Position(s)    Term of Office and                              Fund Complex
                               Held with      Length of Time        Principal Occupations     Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             during the last 5 years   Director(2)     Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven           Director       2001 to Present       Retired.                  79              Director, A.G. Belo
DOB: October 6, 1945                                                                                          Corporation (1992 to
                                                                                                              present); Director,
                                                                                                              Sysco Corporation
                                                                                                              (1996 to present);
                                                                                                              Director, Luby's, Inc.
                                                                                                              (1998 to present);
                                                                                                              Director, University
                                                                                                              of Texas Board of
                                                                                                              Regents ( May 2001 to
                                                                                                              Present).
------------------------------------------------------------------------------------------------------------------------------------
William F. Devin               Director       2001 to Present       Retired.                  79              Member of the Board
DOB: December 30, 1938                                                                                        of Governors, Boston
                                                                                                              Stock Exchange
                                                                                                              (1985-present).
------------------------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat            Chairman of    1996 to Present       Attorney, sole            49              Director, North
DOB: March 7, 1940             the Board                            practitioner.                             European Oil Royal
                                                                                                              Trust
------------------------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman              Director       1996 to Present       Associate, Corcoran       49              None
DOB: May 10, 1943                                                   Group (Real Estate)
                                                                    (2003 to present).
                                                                    Partner and Managing
                                                                    Member, Beau
                                                                    Brummell-Soho LLC
                                                                    (licensing of menswear
                                                                    specialty retailing and
                                                                    other activities) (June
                                                                    1988 to present).
------------------------------------------------------------------------------------------------------------------------------------
William J. Shea                Director       2004 to present       President and CEO,        49              Chairman of the
DOB: February 9, 1948                                               Conseco, Inc.                             Board, Royal and
                                                                    (Financial Services)                      SunAlliance U.S.A.,
                                                                    (2001 to 2004);                           Inc. (March 2005 to
                                                                    Chairman of the Board                     Present); Director,
                                                                    of Centennial                             Boston Private
                                                                    Technologies, Inc.                        Financial Holdings
                                                                    (1998 to 2001); Vice                      (October 2004 to
                                                                    Chairman, Bank Boston                     Present).
                                                                    Corporation (1993 to
                                                                    1998)
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in
                               Position(s)    Term of Office and                              Fund Complex
                               Held with      Length of Time        Principal Occupations     Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             during the last 5 years   Director(2)     Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(4)            Director       1996 to               President, CEO and        88              None
DOB: January 23, 1954                         Present               Director, SAAMCo (August
                                                                    1995 to present);
                                                                    Director, SACS (August
                                                                    1993 to present);
                                                                    President and CEO of AIG
                                                                    Advisor Group, Inc.
                                                                   (June 2004 to Present).
------------------------------------------------------------------------------------------------------------------------------------


OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in
                               Position(s)    Term of Office and                              Fund Complex
                               Held with      Length of Time        Principal Occupations     Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             during the last 5 years   Director(2)     Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Donna M. Handel                Treasurer      2002 to               Senior Vice President,    N/A            N/A
DOB:  June 25, 1966                           Present               SAAMCo (December 2004
                                                                    to Present); Vice
                                                                    President, SAAMCo
                                                                    (August 1996 to
                                                                    December 2004).
------------------------------------------------------------------------------------------------------------------------------------
J. Steven Neamtz               Vice           1996 to               Executive Vice President, N/A            N/A
DOB: October 14, 1958          President      Present               SAAMCo (April 1996 to
                                                                    present); Director and
                                                                    President, SACS (April
                                                                    1996 to present).
------------------------------------------------------------------------------------------------------------------------------------
Vincent Marra                  President      2004 to               Senior Vice  President    N/A            N/A
DOB: May 28, 1950                             present               and Chief Operating
                                                                    Officer, SAAMCo
                                                                    (February 2003 to
                                                                    Present); Chief
                                                                    Administrative Officer,
                                                                    Chief Operating Officer
                                                                    and Chief Financial
                                                                    Officer, Carret & Co.
                                                                    LLC (June 2002 to
                                                                    February 2003);
                                                                    President and Chief
                                                                    Operating Officer,
                                                                    Bowne Digital Solutions
                                                                    (1999 to May 2002).
------------------------------------------------------------------------------------------------------------------------------------


------------------------------
(4) Mr. Harbeck is considered to be an Interested Director because he serves as President, CEO and Director of SAAMCo and Director of SACS.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              Number of
                                                                                              Portfolios in
                               Position(s)    Term of Office and                              Fund Complex
                               Held with      Length of Time        Principal Occupations     Overseen by     Other Directorships
Name and Date of Birth         Fund           Served(1)             during the last 5 years   Director(2)     Held by Director(3)
------------------------------------------------------------------------------------------------------------------------------------
Thomas Lynch                   Secretary      2005 to               Assistant General         N/A            N/A
DOB: February 9, 1970                         present               Counsel, SAAMCo
                                                                    (February 2003 to
                                                                    Present); Pioneer
                                                                    Investment Management,
                                                                    Inc. (Associate
                                                                    Counsel) (September
                                                                    2000 to February 2003)
                                                                    Senior Legal Products
                                                                    Manager, Fidelity
                                                                    Investments (March 1998
                                                                    to August 2000)
------------------------------------------------------------------------------------------------------------------------------------

         The Directors of the Fund are responsible for the overall supervision of the operation of the Fund and the Portfolios and perform various duties imposed on directors of investment companies by the 1940 Act and under the Fund's Articles of Incorporation. Directors and officers of the Fund are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser and distributed by SACS and other affiliates of AIG SunAmerica Inc.

         The Fund pays each Director who is not an interested person of the Fund or the Adviser, nor a party to any Management or Subadvisory Agreement (each a "Disinterested Director") annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each Disinterested Director receives a pro rata portion (based upon the Fund's net assets) of the $40,000 in annual compensation for acting as a director or trustee to all the retail funds in SAMF. In addition, each Disinterested Director received $20,000 in annual compensation for acting as trustee to the Anchor Series Trust ("AST"). Also, each Disinterested Director of SunAmerica Senior Floating Rate Fund ("SASFR") receives $900 per quarterly meeting for acting as a Director. Each Disinterested Director of the retail funds in SAMF receives an additional $2,500 per attended quarterly meeting. In addition, Mr. Eisenstat receives an aggregate of $18,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SAMF. Officers of the Fund receive no direct remuneration in such capacity from the Fund or the Portfolios.

         The Board of Directors has established four committees, i.e., Audit, Nominating and Compensation, Ethics and Governance.

         Each Disinterested Director serves on the Audit Committee of the Board of Directors. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds' independent accountants; directing investigations into matters within the scope of the independent accountants' duties; reviewing with the independent accountants the audit plan and results of the audit; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and preparing and submitting Committee minutes to the full Board. Mr. Eisenstat, Mr. Gutman and Mr. Shea receive $2,500 in compensation per meeting for serving on the Audit Committees of all of the SAMF as well as AST. Dr. Craven, Mr. Devin and Mr. Burum receive $1,666.66 in compensation per meeting for serving on the audit committee. The Audit Committee met four times during the fiscal year ended December 31, 2004.

         The Nominating and Compensation Committee recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. The Nominating and Compensation Committee does not normally consider candidates proposed by shareholders for election as Directors. The members of the Nominating and Compensation Committee are Mr. Devin and Mr. Gutman (Chairman). Additionally, Mr. Eisenstat sits ex-officio on this Committee. Members of the Nominating and Compensation Committee receive an aggregate of $1,000 in annual compensation for serving on the Nominating and Compensation Committee. In addition, each member of the Nominating and Compensation Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds. There were two meetings of the Nominating Committee during the fiscal year ended December 31, 2004.

         The Ethics Committee is responsible for applying the Code of Ethics applicable to the Funds' Principal Executive Officer and Principal Accounting Officer (the "Code") to specific situations in which questions are presented to it and has the authority to interpret the Code in any particular situation. The Ethics Committee will inform the Board of Directors of violations or waivers to the Code, as appropriate. The members of the Ethics Committee are Dr. Craven (Chairman) and Mr. Burum, Mr. Eisenstat also sits ex-officio on this Committee. Members of the Ethics Committee receive an aggregate of $1,000 in annual compensation for serving on the Ethics Committee. Each member of the Ethics Committee receives $500 ($250 for telephonic meetings) per meeting. In addition, the Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Funds. There was one meeting of the Ethics Committee during the fiscal year ended December 31, 2004.

         The Governance Committee reviews and makes recommendations with respect to the size and composition of the Board and its committees and to monitor and evaluate the functioning of the committees of the Board. Members of the Governance Committee receive an aggregate of $1,000 in annual compensation for serving on the Governance Committee. The members of the Governance Committee are Mr. Devin (Chairman), Mr. Burum and Mr. Gutman. Additionally Mr. Eisenstat sits ex-officio on this Committee. Each member of the Governance Committee receives $1,000 in annual compensation. Additionally, each member of the Governance Committee receives $500 ($250 for telephonic meetings) per meeting. The Chairman receives $600 per meeting ($300 for telephonic meetings) and $1,500 in annual compensation, based on the relative net assets of the Fund. There were no meetings of the Governance Committee during the fiscal year ended December 31, 2004.

         The Directors (and Trustees) of the SAMF and AST have adopted the AIG SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the Disinterested Directors of the SAMF. The Retirement Plan provides generally that if a Disinterested Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SAMF (an "Eligible Director") retires after reaching age 60 but before age 70 or who has at least five years of consecutive service after reaching age 65 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each of the SAMF with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than ten years each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each of the SAMF for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any retirement benefits credited during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

DIRECTOR OWNERSHIP OF PORTFOLIO SHARES

  The following table shows the dollar range of shares beneficially owned by each Director as of December 31, 2004.



DISINTERESTED DIRECTORS

--------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY                    DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                     SECURITIES IN THE FUND(1)                  INVESTMENT COMPANIES(2)
--------------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum                        Focused 2000 Value - Over $100,000                  Over $100,000
                                      Focused Multi-Asset - Over $100,000
--------------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven                                   None                                     None

--------------------------------------------------------------------------------------------------------------------
William F. Devin                     Focused Large-Cap Growth - $10,001-50,000           $50,000 - $100,000
                                        Focused 2000 Growth - $10,001-50,000
                                         Focused Large-Cap Value - $10,001
                                                      50,000
                                       Focused 2000 Value - $10,001-50,000
--------------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat                     Focused Dividend Strategy Portfolio                $10,001-$50,000
                                                    $0-$10,000
--------------------------------------------------------------------------------------------------------------------
Stephen J. Gutman                                      None                                  $1-$10,000

--------------------------------------------------------------------------------------------------------------------
William J. Shea                                        None                                     None
--------------------------------------------------------------------------------------------------------------------

  INTERESTED DIRECTORS

--------------------------------------------------------------------------------------------------------------------
                                                                                      AGGREGATE DOLLAR RANGE OF
                                                                                      EQUITY SECURITIES IN ALL
                                                                                        REGISTERED INVESTMENT
                                                                                        COMPANIES OVERSEEN BY
                                              DOLLAR RANGE OF EQUITY                    DIRECTOR IN FAMILY OF
        NAME OF DIRECTOR                     SECURITIES IN THE FUND(1)                 INVESTMENT COMPANIES(2)
--------------------------------------------------------------------------------------------------------------------
Peter A. Harbeck(3)                Focused Large-Cap Growth - over $100,000                 Over $100,000
                                   Focused 2000 Growth - over $100,000
                                   Focused Multi-Cap Value - over $100,000
                                   Focused International Equity - over $100,000
                                   Focused Equity Strategy - $50,000 - $100,000
--------------------------------------------------------------------------------------------------------------------

         The following table sets forth information summarizing the compensation of each Disinterested Director for his services as Director for the fiscal year ended October 31, 2004. Neither the Directors who are interested persons of the Fund nor any officers of the Fund receive any compensation.


------------------------
(1) Where a Portfolio is not listed with respect to a Director, the Director held no shares of the Portfolio.

(2) Includes the SunAmerica Mutual Funds (38 funds), Anchor Series Trust (9 portfolios) and SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Focused Alpha Growth Fund (1 fund), SAST (32 portfolios) and Seasons (24 portfolios).

(3)      Interested Director

                               COMPENSATION TABLE

----------------------------------------------------------------------------------------------------------------
DIRECTOR                                         PENSION OR
                                AGGREGATE        RETIREMENT BENEFITS                    TOTAL COMPENSATION
                                COMPENSATION     ACCRUED AS PART OF   ESTIMATED         FROM TRUST AND FUND
                                FROM             CORPORATION'S        ANNUAL BENEFITS   COMPLEX PAID
                                REGISTRANT       EXPENSES*            ON RETIREMENT**   TO TRUSTEES*
----------------------------------------------------------------------------------------------------------------
Jeffrey S. Burum
                                $29,855                 -                     -         $55,933
----------------------------------------------------------------------------------------------------------------
Dr. Judith L. Craven ***
                                $30,946          $ 52,294             $ 127,238         $ 140,020
----------------------------------------------------------------------------------------------------------------
William F. Devin ***
                                $ 32,464         $ 31,164             $ 100,660         $ 145,962
----------------------------------------------------------------------------------------------------------------
Samuel M. Eisenstat
                                $ 38,116         $ 94,903             $ 107,293         $ 109,047
----------------------------------------------------------------------------------------------------------------
Stephen J. Gutman
                                $32,083          $ 62,720             $ 134,982         $ 92,306
----------------------------------------------------------------------------------------------------------------
William J. Shea
                                      -                 -                     -                -
----------------------------------------------------------------------------------------------------------------

* Information is as of October 31, 2004 for the five investment companies in the complex that pay fees to these Directors. The complex consists of the SAMF, AST, SunAmerica Senior Floating Rate Fund, SunAmerica Focused Alpha Growth Fund,, VALIC Company I and VALIC Company II.

** Assumes the Participant elects to receive benefits in 15 yearly installments for SAMF and AST Retirement Plans and 10 yearly installments for VALIC Company I and VALIC Company II Retirement Plans.

***      Mr. Devin, Mr. Burum and Dr. Craven are not Trustees of AST.

As of the date of this Statement of Additional Information, the Directors and Officers of the Fund owned in the aggregate less than 1% of each series and each class of each series' total outstanding shares.

                     ADVISERS, PERSONAL SECURITIES TRADING,
                          DISTRIBUTOR AND ADMINISTRATOR

AIG SUNAMERICA ASSET MANAGEMENT CORP.

         SunAmerica, which was organized as a Delaware corporation in 1982, is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311, and acts as the investment manager to each of the Portfolios pursuant to the Investment Advisory and Management Agreement (the "Management Agreement") with the Fund, on behalf of each Portfolio. SunAmerica is a wholly owned subsidiary of SunAmerica Inc., which in turn is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"). As of September 30, 2004, SunAmerica managed and or administered in excess of $43 billion of assets.

         AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG's primary activities include both general and life insurance operations. Other significant activities include financial services and asset management.

         Under the Management Agreement, and except as delegated to the Advisers under the Subadvisory Agreements (as defined below), SunAmerica manages the investment of the assets of each Portfolio and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for each Portfolio. Any investment program undertaken by SunAmerica will at all times be subject to the policies and control of the Directors. SunAmerica also provides certain administrative services to each Portfolio.

         Except to the extent otherwise specified in the Management Agreement, each Portfolio pays, or causes to be paid, all other expenses of the Fund and each of the Portfolios, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Portfolios and their shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Portfolios, and supplements thereto, to the shareholders of the Portfolios; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Portfolios; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.

         The annual rate of the investment advisory fees that apply to each Portfolio are set forth in the Prospectus.

         SunAmerica has agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an annual rate of the percentage of assets of the following share classes for each applicable Portfolio.

         SunAmerica also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. Further, any waivers or reimbursements made by SunAmerica with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations. The potential reimbursements are accounted for as possible contingent liabilities that are not recordable on the balance sheet of a Portfolio until collection is probable, but appear as footnote disclosure to each Portfolio's financial statements. At such time as it appears probable that a Portfolio is able to effect such reimbursement and that SunAmerica intends to seek such reimbursement, the amount of the reimbursement will be accrued as an expense of the Portfolio for that current period

         The  Management  Agreement  continues  in effect  with  respect to each
Portfolio, for a period of two years from the date of execution unless terminated sooner, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the respective Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Disinterested Directors by vote cast in person at a meeting called for such purpose. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the respective Portfolio's outstanding voting securities or by SunAmerica. The Management Agreement automatically terminates with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Management Agreement, SunAmerica is not liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

THE ADVISERS


         Each of the Advisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Directors and the supervision by SunAmerica, which pays the other Adviser's fees. The Advisers are as follows:
Eagle Asset Management, Inc. ("Eagle"), Keeley Asset Management Corp. ("Keeley"), Munder Capital Management ("Munder"), Perkins, Wolf, McDonnell and Company, LLC ("PWM"), Reich & Tang Asset Management, LLC ("Reich & Tang") and Times Square Capital Management, Inc. ("TimesSquare").



             PORTFOLIO                        PORTFOLIO MANAGEMENT ALLOCATED
                                              AMONG THE FOLLOWING ADVISERS

Focused Mid-Cap Value Portfolio               PWM


                                              Reich & Tang


                                              Keeley

Focused Mid-Cap Growth Portfolio              Eagle

                                              Munder

                                              TimesSquare

         As described in the Prospectus, SunAmerica will initially allocate the assets of each Portfolio equally among the Advisers for that Portfolio, and subsequently allocations of new cash flow and of redemption requests will be made equally among the Advisers of each Portfolio unless SunAmerica determines, subject to the review of the Directors, that a different allocation of assets would be in the best interests of a Portfolio and its shareholders. The Fund expects that differences in investment returns among the portions of a Portfolio managed by different Advisers will cause the actual percentage of a Portfolio's assets managed by each Adviser to vary over time. In general, a Portfolio's assets once allocated to one Adviser will not be reallocated (or "rebalanced") to another Adviser for the Portfolio. However, SunAmerica reserves the right, subject to the review of the Board, to reallocate assets from one Adviser to another when deemed in the best interests of a Portfolio and its shareholders including when the assets managed by an Adviser exceed that portion managed by any other Adviser to the Portfolio. In some instances, where a reallocation results in any rebalancing of the Portfolio from a previous allocation, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return.

         Each Adviser is paid monthly by SunAmerica a fee equal to a percentage of the average daily net assets of the Portfolio allocated to the Adviser. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by SunAmerica to the Advisers for each Portfolio may vary according to the level of assets of each Portfolio.

                 ANNUAL BOARD APPROVAL OF THE ADVISORY AGREEMENT

         The Board of Directors of the Fund, including the Disinterested Directors, approved the existing Advisory Agreement with SunAmerica with respect to each Portfolio for an initial period of two years. In approving the existing Advisory Agreement, the Board, including the Disinterested Directors, considered the following factors: (1) the reasonableness of the advisory fee in light of the nature and quality of advisory services provided and any additional benefits received by SunAmerica or its affiliates in connection with providing services to each Portfolio, (2) the investment performance of other Focused Portfolios compared to a selected peer group, and to an appropriate index or combination of indices, (3) the nature, quality, cost and extent of administrative and shareholder services performed by SunAmerica and affiliated companies, (4) the Portfolio's expense ratio, and expense ratios of similar funds, (5) economics of scale, (6) the terms of the agreement, and (7) the overall organization of SunAmerica, as well as SunAmerica's profitability and financial condition. The Board's analysis of these factors is set forth below.

         THE REASONABLENESS OF THE ADVISORY FEE IN LIGHT OF THE NATURE AND QUALITY OF SUNAMERICA'S SERVICES AND ANY ADDITIONAL BENEFITS RECEIVED BY SUNAMERICA OR ITS AFFILIATES IN CONNECTION WITH PROVIDING SERVICES TO THE PORTFOLIO The Directors considered the expertise and experience of the portfolio managers and research staff, SunAmerica's investment style and process, and the level and process of monitoring the managers and Subadvisers conducted by
SunAmerica's research teams. The Directors received reports prepared independently by Lipper, Inc. ("Lipper") showing comparative fee information of the Portfolios, peer groups as determined objectively by Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Disinterested Directors.

         INVESTMENT PERFORMANCE As the Portfolios have not commenced operations there are no Portfolio specific performance numbers to consider. The Board did review the relative Lipper rankings of the other Focused Portfolios which are advised by SunAmerica. Being satisfied with the performance of such Portfolios as compared to their relative Lipper rankings, the Board determined it was in the Portfolios' best interests to approve the Advisory Agreement with respect the new Portfolios.

         ADMINISTRATIVE AND OTHER SERVICES The Directors considered statistical analyses prepared by SunAmerica, staffing, and the resources of SunAmerica and its affiliates in executing the services. The Directors analyzed the structure and duties of SunAmerica's accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Portfolios.

         EXPENSE RATIOS The Directors analyzed the expense reimbursements and net expense ratio caps contractually and voluntarily agreed upon by SunAmerica. The Board also considered that the Focused Portfolios are multi-managed and the effect that multi-managed funds have on expenses related to administration, research and management. The Directors also reviewed information pertaining to the fact that focused-strategy investing may be more research intensive than other, fully diversified strategies.

         ECONOMIES OF SCALE The Directors considered whether there is a potential for realization of economies of scale and concluded that any potential economies of scale are being shared between shareholders and SunAmerica in an appropriate manner. The Directors considered the relative advantages and disadvantages of an advisory fee with breakpoints versus a flat advisory fee that includes advisory fee waivers and expense reimbursements and concluded that the existing arrangement of a flat fee was advantageous to shareholders and suitable for the Portfolios given the size and structure of the Portfolios.

         TERMS OF THE ADVISORY AGREEMENT The Directors reviewed the terms of the Advisory Agreement. The Agreement continues in effect for an initial two-year term, and thereafter from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of each Portfolio's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated at any time, without penalty, on 60 days' written notice by the Directors, by the holders of a majority of the Portfolio's outstanding voting securities or by SunAmerica. The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

         Under the terms of the Advisory Agreement, SunAmerica is not liable to a Portfolio or its shareholders for any act or omission by it or for any losses sustained by the Portfolio or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

         SUNAMERICA'S ORGANIZATION AND PROFITABILITY The Directors considered SunAmerica's historical relationship with the Portfolios and the benefit to shareholders of investing in a Portfolio that is part of a family of funds offering a variety of types of mutual funds and shareholder services. The Directors also considered SunAmerica's record of compliance with each Portfolio's objective, strategies and restrictions and its positive regulatory and compliance history. The Directors also considered SunAmerica's relationships with its affiliates and the resources available to them. The Board reviewed confidential financial statements relating to SunAmerica's profitability and financial condition and considered the reputational value to SunAmerica from serving as investment adviser and considered how profit margins could affect SunAmerica's ability to recruit and retain qualified investment personnel. In addition, the Board reviewed the Code of Ethics of SunAmerica, and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Portfolio.

         CONCLUSION  The  Directors  considered  whether the  Portfolios  should employ alternative arrangements which might be in the best interests of shareholders, including to employ SunAmerica but on different terms. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Directors, including the Disinterested Directors, concluded that the advisory fee structures are fair and reasonable and that each Portfolio will be paying a competitive fee for the services provided and that SunAmerica fulfills its contractual and fiduciary duties. Therefore the Directors concluded that the existing Advisory Agreement should be extended to include the new Portfolios. The Disinterested Directors were advised by separate independent legal counsel throughout the process.


                  BOARD APPROVAL OF THE SUBADVISORY AGREEMENTS

         The Board of Directors of the Fund, including all of the Disinterested Directors, approved the Subadvisory Agreements with respect to each Portfolio for an initial period of two years. In approving the Subadvisory Agreements, the Board, including the Disinterested Directors, considered the following factors:
(1) the nature and quality of the services to be provided or reasonably anticipated to be provided and the results reasonably anticipated to be achieved by the Subadvisers, (2) the amount and structure of SunAmerica and the Subadvisers' fees generally and the fees payable under the Subadvisory Agreement, (3) comparative fee information of the Portfolio and representative peer groups, (4) the terms of the Agreements, (5) economies of scale, and (5) the management personnel and operations of the Subadvisers. The Board's analysis of these factors is set forth below along with special considerations related to the approval of new Subadvisory Agreements.

         THE NATURE AND QUALITY OF THE SUBADVISERS' SERVICES AND RESULTS REASONABLY ANTICIPATED TO BE achieved. The Directors considered the expertise and experience of the portfolio managers and research staff, and each firm's investment style and process. The Directors also considered the level of assistance and diligence provided or expected to be provided by each Subadviser with respect to marketing support, compliance and other matters. As noted above, the Directors also received reports prepared independently by Lipper showing comparative fee and performance information of the Portfolio's peer groups as determined objectively by

Lipper, and rankings within the relevant Lipper categories, as well as reports prepared by SunAmerica and by counsel to the Disinterested Directors.

         THE AMOUNT AND STRUCTURE OF SUNAMERICA AND THE SUBADVISERS' FEES GENERALLY AND THE FEES PAYABLE UNDER THE SUBADVISORY AGREEMENT. The Directors considered that each Portfolio pays a fee to SunAmerica and that, in turn, SunAmerica rather than the Portfolio, pays a fee to the Subadvisers. Therefore, the Board considered the amount retained by SunAmerica and the fee paid to the Subadviser with respect to the different services provided by SunAmerica and the Subadvisers.

         COMPARATIVE FEE AND PERFORMANCE INFORMATION OF THE PORTFOLIOS AND REPRESENTATIVE PEER GROUPS. As noted above, the Directors received reports prepared independently by Lipper showing comparative fee information of the Subadvisers. The Directors also reviewed performance information on the Subadvisers prepared both by the Subadvisor and SunAmerica. The Board concluded that based on each Subadviser's performance history, approval of the Subadvisory Agreements was reasonable and in the best interests of the Portfolios.

         THE TERMS OF THE AGREEMENTS. The Subadvisory Agreements continue in effect for a period of two years from the date of their execution, unless terminated sooner. Thereafter, they may be renewed from year to year, so long as their continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Advisory Agreement. Under the terms of the Subadvisory Agreements, no Subadviser is liable to the Portfolios, or their shareholders, for any act or omission by it or for any losses sustained by the Portfolios or their shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties. SunAmerica may terminate any agreement with a Subadviser without shareholder approval. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Portfolio with Subadvisers to which it is not "affiliated" as defined under the 1940 Act ("Unaffiliated Advisers") approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new Unaffiliated Advisers for new or existing Portfolios, change the terms of particular agreements with Unaffiliated Advisers or continue the employment of existing Unaffiliated Advisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes.

         THE MANAGEMENT PERSONNEL AND OPERATIONS OF THE SUBADVISERS. The Directors considered each Subadviser's regulatory and compliance history. The Directors also considered the extent of a Subadviser's relationships with its affiliates and the resources available to them. In addition, the Board reviewed the Code of Ethics of each Subadviser and determined that it contains provisions reasonably necessary to prevent fraudulent, deceptive or manipulative acts by personnel in connection with their personal transactions in securities held or to be acquired by the Portfolios.

         ECONOMIES OF SCALE. The Directors considered information about the potential for shareholders to experience economies of scale as the Portfolios grow in size. The Directors considered that because SunAmerica, and not the Portfolio, is responsible for paying any fees to the Subadvisers, that any breakpoints in the Subadvisory Agreement would not directly benefit the Portfolios' shareholders. The Board also considered that they had previously approved net expense ratios in the Advisory Agreement between SunAmerica and the other Focused Portfolios. Under this agreement, SunAmerica will waive and reimburse the Portfolios should the Total Annual Operating Expenses be higher than the net expense ratio. This would keep shareholders expenses below a certain level and would provide shareholders with a similar benefit as breakpoints in realizing economies of scale.


         ADDITIONAL CONSIDERATIONS FOR SUBADVISORY AGREEMENTS. The Board also considered the Subadvisers' historical performance, especially of any similarly managed accounts; investment strategies used; organizational structure; investment process and discipline; and the proposed portfolio manager(s) or team. The Board's considerations of each proposed Subadviser included comparisons to other investment managers and also included, where applicable, the Board's experience with the Subadviser for any other funds in the SAMF complex. As the new Portfolios are multi-managed portfolios, the Board also considered how the proposed Subadviser's style would fit with and complement the other Subadvisers to the Portfolio.

         CONCLUSION. After requesting and reviewing such information as it deemed necessary, the Board concluded that the approval of the Subadvisory Agreements was in the best interests of each Portfolio and its shareholders. The Disinterested Directors were advised by separate independent legal counsel throughout the process.

ADDITIONAL INFORMATION ABOUT EAGLE'S PORTFOLIO MANAGERS

         As of August 2, 2005, Eagle acted as Subadviser of the Focused Mid-Cap Growth Portfolio. Bert Boksen is the portfolio manager for the Subadviser and has primary investment discretion for the assets allocated by the Portfolio.

         OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

         The following table indicates the type (Registered Investment Company ("RIC"), Other Pooled Investments ("OPI"), and Other Accounts ("OA"), number of accounts, and total assets of the accounts which the Portfolio Manager has day-to-day responsibilities as of June 30 , 2005.

----------------------------------------------------------------------------------------------------------------
Name of Portfolio             Type of Account            Number of Accounts          Total Assets Managed
Manager                                                                              in Account
----------------------------------------------------------------------------------------------------------------
Bert Bokson                   RIC                        9                           $ 974,938,003

                              ----------------------------------------------------------------------------------
                              OPI                        1                           $ 24,907,637

                              ----------------------------------------------------------------------------------
                              OA                         1251                        $ 930,130,968

----------------------------------------------------------------------------------------------------------------

FUND OWNERSHIP

         The following table indicates the number of shares/units of the Portfolio beneficially owned by the Portfolio Managers and the value of those shares as of August 2, 2005.

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager              Number of Shares/Units of the        Approximate  Value of
                                       Fund Beneficially Owned              Shares/Units owned (as of Fund's
                                                                            Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
Bert Bokson                            None                                 None
-----------------------------------------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

         Eagle currently holds a 51% ownership interest in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Bokson is a 49% general partner to a limited partnership formed for investment purposes. Mr. Bokson is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I, L.P. Eagle also provides administrative and investment research services for the general partnership. Certain officers and employees of Eagle have investment interests in the limited partnership.

         On occasion, orders for the securities transactions of the limited partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

         Eagle does not invest assets of clients' accounts in the limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interests in such limited partnerships.

         In addition to the Focused Mid-Cap Growth Portfolio, Mr. Bokson manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle's Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

PORTFOLIO MANAGER COMPENSATION

         The portfolio managers' compensation is based upon all accounts managed, not simply the Portfolio. All Eagle portfolio managers are paid a fixed base salary that is competitive with others managers based on industry surveys. Portfolio managers participate in a revenue-sharing program that seeks to provide incentives to build a successful investment program over the long-term. Additional deferred compensation plans are provided to key investment professionals. All Eagle portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All Eagle portfolio managers receive customary employee benefits including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

         Additionally, based on his ownership interest, Mr. Bokson receives additional compensation through receipt of 50% of the net profits generated by the general partner, EB Management I. Mr. Bokson also receives stock options that vest over a three year period.

         Performance based compensation, such as the manager's bonuses, is determined by evaluating the performance of the manager's entire composite of accounts and is done on a pre-tax and account weighted basis. The accounts' performance is evaluated by comparison to certain benchmarks. The benchmark used for evaluation purposes is the Russell 2000. Performance is also evaluated by comparison to performance of peer groups such as Callan Associates and Mercer Investment Consulting.

 ADDITIONAL INFORMATION ABOUT KEELEY'S PORTFOLIO MANAGERS

         As of August 2, 2005, Keeley acted as SubAdviser of the Focused Mid-Cap Value Portfolio. John L. Keeley, Jr. and Robert Becker are the portfolio managers for the SubAdviser and have primary investment discretion for the assets allocated by the Portfolio.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table indicates the type, number of accounts and total assets of the accounts of which the Portfolio Managers have day-to-day responsibilities as of June 30, 2005.

----------------------------------------------------------------------------------------------------------------
Name of Portfolio              Type of Account            Number of Accounts          Total Assets Managed
Manager                                                                               in Account
----------------------------------------------------------------------------------------------------------------
John L. Keeley Jr.             RIC                         1                            $  580,500,000

                               ---------------------------------------------------------------------------------
                               OPI                         10                           $  283,100,000

                               ---------------------------------------------------------------------------------
                               OA                          594                          $  931,600,000

----------------------------------------------------------------------------------------------------------------
John L. Keeley, Jr. and        RIC                         None                         N/A
Robert Becker
                               ---------------------------------------------------------------------------------
                               OPI                         None                         N/A

                               ---------------------------------------------------------------------------------
                               OA                          8                            $ 18,000,000

----------------------------------------------------------------------------------------------------------------


FUND OWNERSHIP

         The following table indicates the number of shares/units of the Portfolio beneficially owned by the Portfolio Managers and the value of those shares as of August 2, 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager              Number of Shares/Units of the        Approximate Value of
                                       Fund Beneficially Owned              Shares/Units owned (as of Fund's
                                                                            Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
John L. Keeley, Jr.                    None                                  None

-----------------------------------------------------------------------------------------------------------------
Robert Becker                          None                                  None

-----------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER COMPENSATION

         The portfolio managers are compensated with a fixed annual salary, as well as a profit sharing plan based on the company's profitability. Additionally, the portfolio managers receive customary employee benefits such as health insurance and a 401(k) plan. Mr. Keeley also receives compensation by virtue of his ownership interests in Keeley.

ADDITIONAL INFORMATION ABOUT MUNDER'S PORTFOLIO MANAGERS As of August 2, 2005, Munder served as Subadviser to the Focused Mid-Cap Growth Portfolio. Tony Y. Dong, Larry Cao, Brian Matuszak and Andy Mui make up the portfolio management team responsible for the portion of assets of the Portfolio allocated to Munder by SunAmerica.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS*

The following table indicates the type, name and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of June 30 , 2005.

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio              Type of Account(s)         Number of Account(s)        Total Assets Managed
Manager                                                                               in Account
-----------------------------------------------------------------------------------------------------------------
Tony L. Dong                  RIC                         2                           $ 224,000,000

                              -----------------------------------------------------------------------------------
                              OPI                         None                        N/A

                              -----------------------------------------------------------------------------------
                              OA                          16                          $ 383,000,000

-----------------------------------------------------------------------------------------------------------------
Larry Cao                     RIC                         2                           $ 224,000,000

                              -----------------------------------------------------------------------------------
                              OPI                         None                        N/A

                              -----------------------------------------------------------------------------------
                              OA                          15                          $ 382,000,000

-----------------------------------------------------------------------------------------------------------------
Brian Matuszak                RIC                          2                          $ 224,000,000

                              -----------------------------------------------------------------------------------
                              OPI                         None                        N/A

                              -----------------------------------------------------------------------------------
                              OA                          15                          $ 382,000,000

-----------------------------------------------------------------------------------------------------------------
Andy Mui**                    RIC                         None                        N/A

                              -----------------------------------------------------------------------------------
                              OPI                         None                        N/A

                              -----------------------------------------------------------------------------------
                              OA                          None                        N/A

-----------------------------------------------------------------------------------------------------------------

* If an account has a co-portfolio manager, the total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

** Mr. Mui joined Munder on June 27, 2005.

FUND OWNERSHIP

         The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of August 2, 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager              Number of Shares/Units of the        Approximate Value of
                                       Fund Beneficially Owned              Shares/Units owned (as of Fund's
                                                                            Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
Tony Y. Dong                           None                                  None

-----------------------------------------------------------------------------------------------------------------
Larry Cao                              None                                  None

-----------------------------------------------------------------------------------------------------------------
Brian Matuszak                         None                                  None

-----------------------------------------------------------------------------------------------------------------
Andy Mui                               None                                  None

-----------------------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS

         As indicated in the table above, Munder personnel may be part of the portfolio management team serving numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (I.E., accounts managed on behalf of individuals or public or private institutions). Munder's portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio.

         The management of multiple accounts may result in a portfolio manager or other team member devoting unequal time and attention to the management of a particular account. Although Munder does not track the time a portfolio manager spends on a single account, the Advisor does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of the accounts for which he or she is responsible. Munder seeks to manage competing interests for the time and attention of a portfolio management team by having portfolio management teams focus on a particular investment discipline or complementary investment disciplines. Most accounts within a particular investment discipline are managed using the same investment model. Even where multiple accounts are managed by the same portfolio management team within the same investment discipline, however, Munder may take action with respect to one account that may differ from the timing or nature of action taken, with respect to another account. Accordingly, the performance of each account managed by a portfolio management team will vary.

         Conflicts of interest may arise where some accounts managed by a particular portfolio management team have higher fees than the fees paid by other accounts. Because each portfolio manager's compensation is affected by revenues earned by Munder, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts.

         In addition, to the extent that trade orders are aggregated, which typically occurs in limited circumstances involving participation in initial public offerings or secondary offerings, conflicts may arise when aggregating and/or allocating aggregated trades. Munder may aggregate multiple trade orders for a single security in several accounts into a single trade order, absent specific client directions to the contrary. When a decision is made to aggregate transactions on behalf of more than one account, the transactions will be allocated to all participating client accounts in a fair and equitable manner.

         Munder has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Munder monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the its Code of Ethics and compliance program under the 1940 Act and Investment Advisers Act of 1940. Furthermore, senior personnel periodically review the performance of all portfolio managers.

PORTFOLIO MANAGEMENT TEAM COMPENSATION.

         The compensation package for all members of Munder's portfolio management teams consists of three elements: base salary; short-term incentive in the form of an annual bonus; and long-term incentive in the form of company equity interests. Munder also provides a competitive benefits package, including health and welfare benefits and retirement in the form of a 401(k) plan.

         Munder offers industry-competitive salaries based on the skills and experience of the individual as well as responsibilities of the position. Salaries are compared at least annually with investment industry benchmark compensation surveys.

         Members of the portfolio management team are also eligible to earn a performance bonus. Bonuses for all members of a portfolio management team are influenced by the profitability of the firm and the performance of the aggregate group of accounts managed by the team. Target bonuses for portfolio managers typically range from 50 to 100% of base salary. Target bonuses for equity analysts typically range from 20 to 50% of base salary. Actual bonuses for all personnel, however, are completely discretionary and can be as low as 0% and range as high as 200% or more of salary. In determining portfolio manager bonuses, the Advisor considers a variety of factors, including performance relative to applicable benchmarks for the most recent one-year and three-year periods, as well as qualitative elements such as leadership, team interaction and results, client satisfaction, and overall contribution to the firm's success. Determination of equity analyst bonuses also involves consideration of a variety of factors, including performance of individual security recommendations, team performance relative to applicable benchmarks, as well as qualitative elements such as team interaction, growth, and overall contribution to the firm's success.

Members of the portfolio management team are also eligible for long-term incentives in the form of options to purchase shares of Munder Group LLC, an employee-owned minority partner of Munder Capital Management. Option shares typically vest ratably over a three- to five-year period. Munder's Option Plan provides incentive to retain key personnel and serves to align portfolio managers' interests with those of Munder directly, and, indirectly, the accounts under management.

INFORMATION ABOUT PWM'S PORTFOLIO MANAGERS

         As of August 2, 2005, PWM served as Subadviser to the Focused Mid-Cap Value Portfolio. Thomas Perkins is the portfolio manager and Jeffrey Kautz is the co-portfolio manager for the portion of assets allocated to PWM by SunAmerica.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table indicates the type, name and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of June 30 , 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio              Type of Account(s)         Number of Account(s)        Total Assets Managed
Manager                                                                               in Account
-----------------------------------------------------------------------------------------------------------------
Thomas Perkins                RIC                         7                           $ 7,912,195,952

                              -----------------------------------------------------------------------------------
                              OPI                         None                        None

                              -----------------------------------------------------------------------------------
                              OA                          55                          $ 1,892,442,995

-----------------------------------------------------------------------------------------------------------------
Jeffrey Kautz                 RIC                         5                           $ 5,117,235,297

                              -----------------------------------------------------------------------------------
                              OPI                         None                        None

                              -----------------------------------------------------------------------------------
                              OA                          15                          $ 765,148,138

-----------------------------------------------------------------------------------------------------------------


FUND OWNERSHIP

         The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of August 2, 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager               Number of Shares/Units of the Fund   Approximate Value of Shares/Units
                                                Beneficially Owned          owned (as of Fund's Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
Tom Perkins                            None                                 None

-----------------------------------------------------------------------------------------------------------------
Jeffrey Kautz                          None                                 None

-----------------------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS

         The Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. The adviser may charge varying rates of advisory fees to these accounts and the portfolio managers may personally invest in some but not all of these accounts. Theoretically, these factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts or funds outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate the opportunity among multiple accounts. However, these risks are mitigated by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, with exceptions to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings transferred in-kind when a account is opened, differences in cash flows and account sizes of each account, and similar factors.

PORTFOLIO MANAGER COMPENSATION

         For managing the Focused Mid-Cap Value Portfolio, the portfolio managers receive base pay in the form of a fixed annual salary paid by PWM.

         The co-portfolio managers, as part owners of PWM, also receive compensation by virtue of their ownership interest. Portfolio Managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by PWM for the benefit of its employees generally.


ADDITIONAL INFORMATION ABOUT REICH & TANG'S PORTFOLIO MANAGERS

         The portion of assets of the Focused Mid-Cap Value Portfolio which has been allocated to Reich & Tang is managed by a team. The members of the portfolio management team are Vincent Sellecchia (Managing Director and Chief Investment Officer), J. Dennis Delafield (Managing Director), Charles W. Neuhauser (Analyst/Manager), and Donald Wang (Analyst Manager)


OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table indicates the type, name and total assets of other accounts of which the portfolio management team and the individual portfolio managers have day-to-day responsibilities as of June 30, 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio              Type of Account(s)         Number of Account(s)        Total Assets Managed
Manager                                                                               in Account
-----------------------------------------------------------------------------------------------------------------
Team consisting of Vincent     RIC                          3                          $ 411,124,000
Sellechia, J. Dennis
Delafield, Charles W.          ----------------------------------------------------------------------------------
Neuhauser and Donald Wang      OPI                          15                         $ 1,063,469,000

                               ----------------------------------------------------------------------------------
                               OA                           114                        $ 1,548,200,000

                               ----------------------------------------------------------------------------------
Vincent Sellechia              RIC                          3                          $ 411,124,000

                               ----------------------------------------------------------------------------------
                               OPI                          15                         $ 1,063,469,000

                               ----------------------------------------------------------------------------------
                               OA                           114                        $ 1,548,200,000
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
J. Dennis Delafield            RIC                          3                          $ 411,124,000

                               ----------------------------------------------------------------------------------
                               OPI                          15                         $ 1,063,469

                               ----------------------------------------------------------------------------------
                               OA                           114                        $ 1, 548, 200
-----------------------------------------------------------------------------------------------------------------
Charles W. Neuhauser           RIC                          1                          $ 12,800,000

                               ----------------------------------------------------------------------------------
                               OPI                          14                         $ 1,020,778,000

                               ----------------------------------------------------------------------------------
                               OA                           53                         $ 1,390,240,000

-----------------------------------------------------------------------------------------------------------------
Donald Wang                    RIC                          1                          $ 12,800,000

                               ----------------------------------------------------------------------------------
                               OPI                          14                         $ 1,020,778,000

                               ----------------------------------------------------------------------------------
                               OA                           53                         $ 1,390,240,000

-----------------------------------------------------------------------------------------------------------------


FUND OWNERSHIP

         The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of August 2, 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager              Number of Shares/Units of the        Approximate Value of
                                       Fund Beneficially Owned              Shares/Units owned (as of Fund's
                                                                            Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
Vincent Sellechia                      None                                 None

-----------------------------------------------------------------------------------------------------------------
J. Dennis Delafield                    None                                 None

-----------------------------------------------------------------------------------------------------------------
Charles W. Neuhauser                   None                                 None

-----------------------------------------------------------------------------------------------------------------
Donald Wang                            None                                 None

-----------------------------------------------------------------------------------------------------------------

MATERIAL CONFLICTS

         Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts in the selection and allocation of investment opportunities. Reich & Tang has adopted policies and procedures that are designed to minimize the effects of these conflicts.

         Generally, client portfolios with similar strategies are managed by Analysts/Managers using the same objective, approach, and philosophy. Each of our Analyst/Managers is responsible for only a portion of every client portfolio. There is no one individual (Analyst/Manger) on the portfolio management team responsible for an entire portfolio. The Analyst/Manager generally has the ultimate discretion to purchase and sell securities for the client's account and bears primary responsibility for managing the account's investments in accordance with the objectives and guidelines. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest. Nevertheless, due to particular characteristics of a portfolio, such as cash position, tax status, risk tolerance and investment restrictions, a portfolio may not contain the same investments as other similar portfolios and may buy and sell the same securities at different times.

         When managing portfolios, an Analyst/Manager typically purchases and sells securities across all portfolios that the Analysts/Managers manage. Reich & Tang's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. Reich & Tang may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by cash availability, restrictions or otherwise, be determined not available for aggregation. Reich & Tang has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios PRO RATA based on order size. However, an Analyst/Manager or an appropriate designee thereof may allocate shares/bonds purchased or sold in a manner that is other than pro rata, when a pro rata allocation would be impractical or would lead to an inefficient or undesirable result.

         Finally, investment of Reich & Tang's corporate assets in affiliated investment pools and other affiliated client accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, Reich & Tang has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to Reich & Tang to the detriment of client portfolios.

PORTFOLIO MANAGER COMPENSATION

         The compensation structure for the portfolio managers have both fixed and variable components. Each portfolio manager is paid a fixed annual salary which has been approved by the IXIS Asset Management NA compensation committee. The portfolio managers are also paid a variable Investment Performance Bonus. The target pool for the investment performance awards is based on a percent of pre-tax compensation profits. The portfolio managers earn investment performance bonuses based upon their individual performance over one and three year time frames relative to the appropriate benchmarks. Benchmarks correlate to the Portfolios as follows: 25% Russell Mid Cap, 25% S&P Mid Ca p Value, 25% Russell 2000 Value, 25% Russell 2000. The factors considered in determining bonus allocations based on individual performance are: individual performance as compared to the appropriate benchmarks; team performance as compared to the appropriate benchmark; and the level of assets managed by the individual.

         Reich & Tang has a Long Term Investment Award Plan in which the portfolio managers participate. The Long Term Investment Award is determined based on a percentage of Pre-Variable Compensation Profits. Each Long Term Investment Award has an ear-out period of three years. Finally, in applicable years, portfolio managers are eligible to receive grants of stock options.

ADDITIONAL INFORMATION ABOUT TIMESSQUARE'S PORTFOLIO MANAGERS

         The portion of assets of the Focused Mid-Cap Growth Portfolio which has been allocated to TimesSquare is managed by Tony Rosenthal, CFA (Managing Director and Lead Portfolio Manager) and Grant Babyak (Managing Director and Co-Portfolio Manager).

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following table indicates the type, name and total assets of other accounts of which the Portfolio Managers have day-to-day responsibilities as of June 30 , 2005.

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio              Type of Account(s)         Number of Account(s)        Total Assets Managed
Manager                                                                               in Account
-----------------------------------------------------------------------------------------------------------------
Tony Rosenthal, CFA            RIC                        1                           $  106,000,000

                               ----------------------------------------------------------------------------------
                               OPI                        1                           $   14,000,000

                               ----------------------------------------------------------------------------------
                               OA                         22                          $  218,000,000

-----------------------------------------------------------------------------------------------------------------
Grant Babyak                   RIC                        8                           $ 1,711,000,000

                               ----------------------------------------------------------------------------------
                               OPI                        2                           $ 540,000,000

                               ----------------------------------------------------------------------------------
                               OA                         88                          $ 3,642,000,000

-----------------------------------------------------------------------------------------------------------------

FUND OWNERSHIP

         The following table indicates the number of shares/units of the Fund beneficially owned by the Portfolio Managers and the value of those shares as of August 2 , 2005

-----------------------------------------------------------------------------------------------------------------
Name of Portfolio Manager              Number of Shares/Units of the        Approximate Value of
                                       Fund Beneficially Owned              Shares/Units owned (as of Fund's
                                                                            Fiscal Year End)
-----------------------------------------------------------------------------------------------------------------
Tony Rosenthal, CFA                    None                                 None

-----------------------------------------------------------------------------------------------------------------
Grant Babyak                           None                                 None

-----------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTEREST

         Affiliated Managers Group, Inc. ("AMG"), a publicly traded asset management holding company, owns an equity interest in Times Square. AMG also owns equity interests in certain other Investment Advisors, ("AMG Affiliates"). Times Square does not conduct any joint operations with these AMG Affiliates. These AMG Affiliates do not formulate advice for the firm's clients and do not, in Times Square's opinion, present any potential conflict of interest with the firm's clients. Finally, Times Square does not serve as investment sub-advisor to any Mutual Funds advised by AMG Managers Investment Group, LLC.

PORTFOLIO MANAGER COMPENSATION

     Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. Based on recent research, our top performing employees' compensation falls within the top decile of the industry. Studies of competitive investment management compensation practices and levels are routinely conducted to ensure that investment professionals are competitively paid. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance-driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

     Bonuses for Portfolio Managers are determined primarily by investment performance using both manager-relative and benchmark-relative measures over multiple time horizons. Senior investment professionals receive significant equity ownership in the firm, subject to a five year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention.

PERSONAL SECURITIES TRADING

         The Fund and SunAmerica have adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act (the "SunAmerica Code"), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the SunAmerica Code is: (1) any trustee, director, officer, general partner or advisory person of the Fund or SunAmerica; (2) any director or officer of the Distributor who in the ordinary course of his or her business makes, participates in or obtains information regarding the purchase or sale of securities for the investment client or whose functions or duties as part of the ordinary course of his or her business relate to the making of any recommendation to the investment client regarding the purchase or sale of securities; and (3) any other persons designated by the Review Officer as having access to current trading information. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by SunAmerica, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, and (vi) services as a director. Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by the Portfolios. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. SunAmerica reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the SunAmerica Code by Access Persons of the Fund or SunAmerica during the quarter.

         The Advisers have each adopted a written Code of Ethics, and have represented that the provisions of such Codes of Ethics are substantially similar to those in the SunAmerica Code. Further, the Advisers report to SunAmerica on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Fund insofar as such violations related to the Fund. In turn, SunAmerica reports to the Board of Directors as to whether there were any violations of such Codes by Access Persons of the Fund or SunAmerica.

THE DISTRIBUTOR

         The Fund, on behalf of each Portfolio, has entered into a distribution agreement (the "Distribution Agreement") with SunAmerica Capital Services ("SACS") or (the "Distributor"), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection  with  the  continuous  offering  of each  class  of  shares  of each
Portfolio. The address of the Distributor is The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Portfolios through its registered representatives and authorized broker-dealers. The
Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting each Portfolio, for distribution to persons who are not shareholders of such Portfolio and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Portfolio (see "Distribution Plans" below).

         SACS serves as Distributor of Class I shares and incurs the expenses of distributing the Class I shares under the Distribution Agreement, none of which are reimbursed or paid by the Fund.

         The Distribution Agreement with respect to each Portfolio will remain in effect for two years from the date of execution unless terminated sooner, and thereafter from year to year if such continuance is approved at least annually by the Directors, including a majority of the Disinterested Directors. The Fund and the Distributor each has the right to terminate the Distribution Agreement with respect to a Portfolio on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

         The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Sentra Securities Corporation, Spelman & Co.,

Financial Service Corporation and Advantage Capital Corporation, AIG Equity Sales Corp., AIG Financial Securities, Inc., AIG International Securities, Inc., Pembrook Securities, Inc., American General Securities Inc., American General Financial Advisors, Inc., The Variable Annuity Marketing Company, American General Distributors, Inc., American General Funds Distributors, Inc., AGF Investment Corp., and Franklin Financial Services Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm. Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

         The Fund, on behalf of Class I shares of each applicable Portfolio, has entered into a Services Agreement (the "Class I Service Agreement") with SACS to provide additional shareholders services to Class I shareholders. Pursuant to the Class I Services Agreement, as compensation for services rendered, SACS receives a fee from a Portfolio of 0.25% of the daily net assets of the Portfolio's Class I shares.

DISTRIBUTION PLANS

         As indicated in the Prospectus, the Directors of the Fund have adopted Distribution Plans (the "Class A Plan," the "Class B Plan" and the "Class C Plan" and collectively, the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act. There is no Distribution Plan in effect for Class I shares.
Reference is made to "Fund Management - Distributor" in the Prospectus for certain information with respect to the Distribution Plans.

         Under the Class A Plan, the Distributor may receive payments from a Portfolio at an annual rate of up to 0.10% of average daily net assets of such Portfolio's Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from a Portfolio at the annual rate of up to 0.75% of the average daily net assets of such Portfolio's Class B and Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing each such class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Portfolio shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, the Class B Plan or the Class C Plan will exceed the Distributor's distribution costs as described above. The Distribution Plans provide that each class of shares of each Portfolio may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in a Portfolio by their customers.

         Continuance of the Distribution Plans with respect to each Portfolio is subject to annual approval by vote of the Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Independent Directors"). A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of a Portfolio, without approval of the shareholders of the affected class of shares of the Portfolio. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to a Portfolio without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Portfolio. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Fund shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to a Portfolio, the Directors must consider all factors they deem relevant, including information as to the benefits of the Portfolio and the shareholders of the relevant class of the Portfolio.

THE ADMINISTRATOR

         The Fund has entered into a Service Agreement, under the terms of which AIG SunAmerica Fund Services, Inc. ("SAFS" or the "Administrator"), an indirect wholly owned subsidiary of AIG, acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of each of the Portfolios. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311.

         The Service Agreement continues in effect from year to year, provided that such continuance is approved annually by vote of the Directors including a majority of the Disinterested Directors.

         Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B, Class C and Class I shares. From this fee, SAFS pays a fee to State Street, and its affiliate, Boston Financial Data Services ("BFDS" and with State Street, the "Transfer Agent") (other than out-of-pocket charges that would be paid by the
Fund). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.

                      PROXY VOTING POLICIES AND PROCEDURES

         PROXY  VOTING  RESPONSIBILITY.   The  Fund  has  adopted  policies  and
procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee composed of senior management of the Fund and the Fund's investment adviser. The policies and procedures enable the Fund to vote proxies in a manner consistent with the best interests of the Fund's shareholders.

         The Fund has retained a proxy voting service, the Investor Responsibility Research Center (the "IRRC"), to effect votes on behalf of the Fund according to the Fund's policies and procedures, and to assist the Fund with recordkeeping of proxy votes.

         Except as otherwise described below regarding case-by-case voting matters and when conflicts of interest arises, neither SunAmerica nor any subadviser has discretion concerning proxy voting decisions.

         COMPANY MANAGEMENT RECOMMENDATIONS. When determining whether to invest in the securities of a particular company, one of the key factors the portfolio manager considers is the quality and depth of the company's management. In holding portfolio securities, the Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. The Fund's policies and procedures therefore provide that the Fund will generally vote in support of management recommendations on most corporate matters. When a Portfolio's manager is dissatisfied with a company's management, the Fund typically will sell the holding.

         CASE-BY-CASE VOTING MATTERS. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the Fund may request guidance or a recommendation from the proxy voting committee, the portfolio manager or other appropriate personnel of SunAmerica and/or the subadviser of a Portfolio. In these instances, such person(s) will recommend the vote that will maximize value for and is in the best interests of the Fund's shareholders.

         EXAMPLES OF THE FUND'S POSITIONS ON VOTING MATTERS. Consistent with the approaches described above, the following are examples of the Fund's voting positions on specific matters:

o    Vote with management recommendations on most corporate matters;

o Vote with management recommendations on proposals to increase or decrease authorized common stock;

o Vote against the authorization of preferred stock if the Corporation's board has unlimited rights to set the terms and conditions of the shares;

o Vote for a management proposal to decrease authorized preferred stock or cancel a class or series of preferred stock;

o Vote on a case-by-case basis regarding finance, merger and acquisition matters;

o    Vote against most shareholder proposals;

o    Abstain  from voting on social  responsibility  or  environmental  matters,
     unless  the  fund's   objective  is  directly  related  to  the  social  or
     environmental matter in question;(5)

o    Not  vote  proxies  for  index   funds/portfolios   and  passively  managed
     funds/portfolios;(6) and

o May vote in favor of or against proposals relating to stock option plans and other management compensation issues depending on the details of the plan.

         CONFLICTS OF INTEREST. Senior management of the Fund and SunAmerica, including members of the proxy voting committee and legal and compliance personnel, and/or a subadviser, will resolve conflicts of interest presented by a proxy vote. In practice, application of the Fund's proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are effected according to the policies and procedures by the IRRC, an independent third party. Also, the proxy voting committee consists of members who are not involved in marketing or other business units that may be likely to present conflicts.

         However, if a situation arises where a vote presents a conflict between the interests of the Fund's shareholders and the interests of SunAmerica, the Fund's principal underwriter, or one of SunAmerica's or the underwriter's affiliates, and the conflict is known to the Fund, senior management of the Fund and SunAmerica, including the proxy voting committee, will be consulted. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund's shareholders.

         PROXY  VOTING  RECORDS.  The  IRRC  will  maintain  records  of  voting decisions for each vote cast on behalf of the Fund. Pursuant to SEC requirements, beginning in August of 2004, on an annual basis the Corporation makes available on its website its proxy voting record for the one-year period ending on June 30th. The proxy voting record will also be available on the SEC's website at http://www.sec.gov.






------------------------------
(5) In these circumstances, the Fund will consider the effect that the vote's outcome may have on the issuing company and the value of its securities as part of the fund's overall investment evaluation of whether to retain or sell the company's securities. The Fund will either retain or sell the securities according to the best interests of the Fund's shareholders.

(6) The Board of Directors has determined that the costs of voting proxies for index and passively managed funds will generally outweigh any benefits that may be achieved by voting such proxies because the outcome will not directly affect whether the Fund retains a particular security. That is, the Fund will retain or sell a particular security based on objective, rather than subjective, criteria. For example, in the case of an index fund, the Fund will make a determination to retain or sell a security based on whether the index retains or deletes the security.

            DISCLOSURE OF PORTFOLIO HOLDINGS POLICIES AND PROCEDURES

         The Board of Directors has adopted policies and procedures relating to disclosure of the Portfolios' securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are met, the Fund does not provide or permit others to provide information about the Portfolios' holdings on a selective basis.

         The Fund makes the Portfolios' portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Fund's fiscal quarter.

         In addition, the Fund generally makes publicly available, on a periodic basis, information regarding a Portfolio's top ten holdings (including name and percentage of a Portfolios' assets invested in each holding) and the percentage breakdown of a Portfolio's investments by country, sector and industry, as applicable. This information is generally made available through the Fund's website, marketing communications (including printed advertising and sales literature), and/or the Fund's telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by the Fund's legal department. The Fund and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.

         Before any non-public disclosure of information about a Portfolio's holdings is permitted, any employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must then be submitted to the legal and compliance departments of that Adviser and the Fund. The Fund's Chief Compliance Officer and/or the Adviser's legal counsel are responsible for authorizing the selective release of portfolio holding information. If the request is approved, the Fund and the third party must execute a confidentiality agreement governing the third party's duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential.

         The Fund's executive officers and the Adviser's legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Portfolios' shareholders and the Portfolios' affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Portfolios' operation or useful to the Portfolios' shareholders without compromising the integrity or performance of the Portfolios.

         At each quarterly meeting of the Board of Directors, the Directors review a report disclosing the third parties to whom the Portfolios' holdings information has been disclosed and the purpose for such disclosure, and consider whether or not the release of information to such third parties is in the best interest of the Portfolios and its shareholders.

         Each of the below listed third parties have been approved to receive information concerning the Portfolios' holdings:

1. SUBADVISERS. Each subadviser is provided with the entire portfolio holdings for each Portfolio that it advises. In the case of a multi-managed Portfolio, the subadviser has access only to that portion of the Portfolio's holdings that it advises.

2. PRICEWATERHOUSECOOPERS LLP ("PWC") During periods in which they assist in the preparation of annual and semi-annual shareholder reports, PwC is provided with entire portfolio holdings information for each Portfolio in which they are the independent public accountant. PwC does not disclose to third parties information regarding the Portfolios' holdings.

3. STATE STREET BANK & TRUST COMPANY ("SSB&T"). SSB&T, as custodian to the Portfolios, has daily access to the entire holdings of each Portfolio. SSB&T does not disclose or release information regarding the Portfolios' holdings except as instructed by the Portfolio.

4. LIPPER. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately fifteen (15) days after the month end. Lipper analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. Lipper does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to Lipper subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

5. MORNINGSTAR. Morningstar is a subscription-based service, though certain information regarding stocks and retail mutual funds may be accessed through its web site at no charge. Information regarding the Portfolios are available only with a subscription. SSB&T forwards entire portfolio holdings information to Morningstar on a monthly basis, approximately thirty (30) days after each month end. Morningstar analyzes the information to produce various reports that contain statistical measures and other portfolio information (including equity style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.). Through Morningstar's DataLab product, entire portfolio holdings information is available to subscribers approximately one week of Morningstar's receipt of the information. Other Morningstar subscription-based products provide statistical measures and portfolio information generally between fifteen (15) to thirty (30) day after its receipt of such information.

6. STANDARD & POORS ("S&P"). The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the quarter end. S&P analyzes the information to produce various statistical measures and general portfolio information (including equity investment style, asset category percentages, credit analysis, top 10 and top 25 holdings, sector weighting, etc.) and uses the information to determine each Portfolio's asset class and category in order to place each Portfolio in the appropriate peer group. S&P does not disclose the entire portfolio holdings of each Portfolio, but does disclose the information listed above. This information is made available to S&P subscribers approximately sixty (60) days after the receipt of information from the Portfolio.

7. BLOOMBERG. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a quarterly basis, approximately thirty (30) days after the quarter end. This information is made available to subscribers of Bloomberg's various databases within one (1) to fourteen (14) days of its receipt.

8. THOMPSON FINANCIAL. The Performance Measurement Group discloses the entire portfolio holdings information for each Portfolio on a monthly basis, approximately thirty (30) days after the month end. This information is made available to subscribers of Thompson Financial's various databases within a couple days of its receipt.

9. FINANCIAL PRINTERS. Fund Accounting provides various financial printers with portfolio holdings information between thirty (30) and sixty (60) days after each portfolio's fiscal quarter. Financial printers assist the Portfolios with the filing of their annual and semi-annual
         shareholder   reports  and  quarterly   regulatory   filings  with  the
         Securities and Exchange Commission ("SEC") and the printing of shareholder reports for distribution to participants. Financial printers do not disclose the information publicly other than to file the document on the SEC's EDGAR database.

10. INVESTMENT COMPANY INSTITUTE ("ICI"). Fund Accounting provides the ICI with certain holdings information (top 10 holdings, sector weighting and asset categories) regarding the Portfolios on a quarterly basis, approximately fifteen (15) days after the quarter end. The ICI uses this information for survey purposes and does not disclose a particular Portfolio's holding information publicly.

11. PLEXUS GROUP AND ELKINS/MCSHERRY. SSB&T provides purchase and sale information with respect to each Portfolio's equity funds on a quarterly basis approximately fifteen (15) days after the quarter end. Plexus and Elkins/McSherry analyze the information to produce reports containing brokerage execution statistics and comparisons. These reports are provided to the Portfolio and neither Plexus nor Elkins/McSherry disclose publicly the information they receive or the reports they prepare. SAAMCo's contract with Plexus includes a confidentiality clause

12. MANHATTAN CREATIVE PARTNERS D/B/A DILIGENT. Marketing provides Diligent with entire portfolio holdings on a monthly basis approximately seven
         (7) days after the month end. Diligent services the website of the AIG SunAmerica Mutual Funds. Diligent also hosts the Board's online meeting materials.

13. MARKETING FIRMS. Our Marketing Group provides portfolio holding information to various marketing firms, including PeachTree
         Enterprises, Primelook, Inc., Royal Impressions, Wilmedia, Hartshorn Communications, JDP Marketing Services, and Molly Hart, with portfolio holding information. Depending on the Portfolios and the marketing firm, the Marketing Group provides information on a monthly, quarterly, or on an as needed basis, generally within seven (7) days of the period end. Generally, these marketing firms are responsible for the design and/or printing of sales literature on behalf of the Portfolios or assist in the preparation of the MD&A section and shareholder letters to the annual and semi-annual reports. They do not publicly disclose the Portfolios' portfolio holdings information and are subject to confidentiality provisions in our agreements with them.

14. THE VANGUARD GROUP, INC. ("VANGUARD"). Vanguard is the administrator of AIG's 401K Plan. The Focused Large-Cap Growth Portfolio of SunAmerica Focused Series, Inc. and the SunAmerica Value Fund of the SunAmerica Equity Funds are offered in this plan. Fund Accounting provides Vanguard with top ten (10) holdings of the two Portfolios on a monthly basis approximately 15 days after month end and Fund Administration provides information such as asset allocation of the Portfolios. The information is used for Fund Fact Sheets distributed to participants of the Plan. Currently, Fund Administration is in the process of transferring to Vanguard from CNA the Deferred Compensation Plan for the participating wholesalers of SAAMCo. SAAMCo's agreement with Vanguard includes confidentiality disclosure.

15. INVESTOR RESPONSIBILITY RESEARCH CENTER ("IRRC"). IRRC downloads weekly portfolio information (I.E. custodian identification number, security identification number, share position and description of the security) through SSB&T Insight System. This information is used solely for the purposes of voting proxies on behalf of the Portfolios and is not publicly disclosed. SAAMCo's contract with IRRC includes confidentiality disclosure.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         As discussed in the Prospectus, the Advisers are responsible for decisions to buy and sell securities for each respective Portfolio, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through broker-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica or another Adviser.


         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

         An Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers that provide it with research services-analyses and reports concerning issuers, industries, securities, economic factors and trends-and may cause a Portfolio to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. The research services consist of assessments and analysis of the business or prospects of a company, industry or economic sector. Certain research services furnished by brokers may be useful to the Adviser with respect to clients other than the Fund and not all of these services may be used by the Adviser in connection with the Fund. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Advisers are of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Portfolio by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Portfolio are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.


         Although the objectives of other accounts or investment companies that the Adviser manages may differ from those of the Portfolios, it is possible that, at times, identical securities will be acceptable for purchase by one or more of the Portfolios and one or more other accounts or investment companies that the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of one or more of the Portfolios and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of a Portfolio to obtain or dispose of the full amount of a security, that it seeks to purchase or sell, or the price at which such security can be purchased or sold. Because each of the Advisers to each Portfolio manages its portion of the Portfolio's assets independently, it is possible that the same security may be purchased and sold on the same day by two or more Advisers to the same Portfolio, resulting in higher brokerage commissions for the Portfolio.


               ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

         Upon making an investment in shares of a Portfolio, an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at
(800) 858-8850.

         Shareholders who have met the Portfolio's minimum initial investment may elect to have periodic purchases made through a dollar cost averaging program. At the shareholder's election, such purchases may be made from their bank checking or savings account on a monthly, quarterly, semi-annual or annual basis.


         Shares of the Portfolios are sold at the respective net asset value next determined after receipt of a purchase order, plus a sales charge, which, at the election of the investor (i) may be imposed at the time of purchase (Class A shares) or (ii) may be deferred (Class B and Class C shares, and purchases of Class A shares in excess of $1 million). Class I shares are not subject to any sales charges. Reference is made to

"Shareholder Account Information" in the Prospectus for certain information as to the purchase of Portfolio shares.


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CLASS B SHARES

         As discussed under "Shareholder Account Information" in the Prospectus, the CDSC may be waived on redemptions of Class B and Class C shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

WAIVER OF CONTINGENT DEFERRED SALES CHARGES


DEATH

         CDSCs may be waived on redemptions  within one year following the death
(i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

DISABILITY

         A CDSC may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


DISTRIBUTIONS

         CDSCs may be waived on taxable distributions to participants of qualified retirement plans or retirement accounts (not including rollovers) for which AIG SunAmerica Funds Services, Inc. serves as a fiduciary and in which the plan participant or account holder has attained the age of 59 1/2 at the time the redemption is made.


SYSTEMATIC WITHDRAWAL PLAN

         CDSCs may be waived when routine bill payments or periodic withdrawals are made from an investor's account up to a maximum amount of 12% per year based on the value of the account at the time the Plan is established. All dividends and capital gains distributions must be reinvested.

PURCHASES THROUGH THE DISTRIBUTOR

         An investor may purchase shares of a Portfolio through dealers which have entered into selected dealer agreements with the Distributor. An investor's dealer who has entered into a distribution arrangement with the Distributor is expected to forward purchase orders and payment promptly to the Portfolio. Orders received by the Distributor before the close of business will be executed at the offering price determined at the close of regular trading on the New York Stock Exchange ("NYSE") that day. Orders received by the Distributor after the close of business will be executed at the offering price determined at the close of the NYSE on the next trading day. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the fifth business day following the investment. A Portfolio will not be responsible for delays caused by dealers.

PURCHASE BY CHECK


        Checks should be made payable to AIG SunAmerica Mutual Funds. In the case of a new account, purchase orders by check must be submitted directly by mail to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219186, Kansas City, Missouri 64121-9373, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to AIG SunAmerica Fund Services, Inc., c/o BFDS, P.O. Box 219373, Kansas City, Missouri 64121-9373 and the shareholder's account number should appear on the check. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer Agent will purchase full and fractional shares of a Portfolio at the net asset value next computed after the check is received. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Shareholder Account Information" in the Prospectus.)


PURCHASE BY FEDERAL FUNDS WIRE


         An investor may make purchases by having his or her bank wire federal funds to the Fund's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Portfolio and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of federal funds will be effected at the next-determined net asset value if received at or prior to a Portfolio's close of business, plus any applicable sales charge. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:


         1. You must have an existing AIG SunAmerica Mutual Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SAFS at:
                  (201) 324-6496.

         2. Call SunAmerica Fund Services' Shareholder Services, toll free at (800) 858-8850, to obtain your new account number.

         3.       Instruct the bank to wire the specified amount to the Transfer
                  Agent: State Street Bank and Trust Company, Boston, MA, ABA# 0 II0-00028; DDA# 99029712, SunAmerica [name of Portfolio, Class] (include shareholder name and account number).

WAIVER OF SALES CHARGES WITH RESPECT TO CERTAIN PURCHASES OF CLASS A SHARES

         To the extent that sales are made for personal investment purposes, the sales charge is waived as to Class A shares purchased by current or retired officers, directors, and other full-time employees of the Adviser and its affiliates, as well as members of the selling group and family members of the foregoing. In addition, the sales charge is waived with respect to shares purchased by certain qualified retirement plans or employee benefit plans (other than IRAs). Such plans may include certain employee benefit plans qualified under Sections 401 or 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code (collectively, the "Plans"). A Plan will qualify for purchases at net asset value provided that (a) the initial amount invested in one or more of the Portfolios (or in combination with the shares of other SAMF) is at least $400,000, (b) the sponsor signs a $400,000 Letter of Intent, (c) such shares are purchased by an employer-sponsored plan with at least 75 eligible employees, or (d) the purchases are by trustees or other fiduciaries for certain employer-sponsored plans, the trustee, fiduciary or administrator that has an agreement with the Distributor with respect to such purchases and all such transactions for the plan are executed through a single omnibus account. Further, the sales charge is waived with respect to shares purchased by "wrap accounts" for the benefit of clients of broker-dealers, financial institutions, financial planners or registered investment advisers adhering to the following standards established by the Distributor: (i) the broker-dealer, financial institution or financial planner charges its client(s) an advisory fee based on the assets under management on an annual basis, and (ii) such broker-dealer, financial institution or financial planner does not advertise that shares of the Funds may be purchased by clients at net asset value. Shares purchased under this waiver may not be resold except to the Fund. Shares are offered at net asset value to the foregoing persons because of anticipated economies in sales effort and sales related expenses. Reductions in sales charges apply to purchases of shares by a "single person" including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Complete details concerning how an investor may purchase shares at reduced sales charges may be obtained by contacting the Distributor.

REDUCED SALES CHARGES (CLASS A SHARES ONLY)

         As discussed under "Shareholder Account Information" in the Prospectus, investors in Class A shares of a Portfolio may be entitled to reduced sales charges pursuant to the following special purchase plans made available by the Fund.

COMBINED PURCHASE PRIVILEGE

         The  following  persons may qualify for the sales charge  reductions or
eliminations  by  combining   purchases  of  Portfolio   shares  into  a  single
transaction:

1. an individual, or a "company" as defined in Section 2(a)(8) of the 1940 Act (which includes corporations that are corporate affiliates of each other);

2. an individual, his or her spouse and their minor children, purchasing for his, her or their own account;

3 a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under
         Section 401 of the Code);


4. tax-exempt organizations qualifying under Section 501(c)(3) of the Code (not including 403(b) plans);


5. employee benefit plans of a single employer or of affiliated employers, other than 403(b) plans; and

6.       group purchases as described below.

         A combined purchase currently may also include shares of other funds in SAMF (other than Money Market Class A shares) purchased at the same time through a single investment dealer, if the dealer places the order for such shares directly with the Distributor.

RIGHTS OF ACCUMULATION

         A purchaser of Portfolio shares may qualify for a reduced sales charge by combining a current purchase (or combined purchases as described above) with shares previously purchased and still owned; provided the cumulative value of such shares (valued current net asset value), amounts to $50,000 or more. In determining the shares previously purchased, the calculation will include, in addition to other Class A shares of the particular Portfolio that were previously purchased, shares of the other classes of the same Portfolio, as well as shares of any class of any other Portfolio or of any of the other Portfolios advised by SunAmerica, as long as such shares were sold with a sales charge or acquired in exchange for shares purchased with such a sales charge.

         The shareholder's dealer, if any, or the shareholder, must notify the Distributor at the time an order is placed of the applicability of the reduced charge under the Right of Accumulation. Such notification must be in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such information is not furnished at the time of the order; or (b) a review of the Distributor's or the Transfer Agent's records fails to confirm the investor's represented holdings.

LETTER OF INTENT

         A reduction of sales charges is also available to an investor who, pursuant to a written "Letter of Intent" establishes a total investment goal in Class A shares of one or more Portfolios to be achieved through any number of investments over a thirteen-month period, of $50,000 or more. Each investment in such Portfolios made during the period will be subject to a reduced sales charge applicable to the goal amount. The initial purchase must be at least 5% of the stated investment goal and shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the investor. Shares of any class of shares of any Portfolio, or of other funds advised by SunAmerica that impose a sales charge at the time of purchase, which the investor intends to purchase or has previously purchased during a 30-day period prior to the date of execution of the Letter of Intent and still owns, may also be included in determining the applicable reduction; provided, the dealer or shareholder notifies the Distributor of such prior purchase(s).

         The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amounts of the investment goal. In the event the investment goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the Letter of Intent to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge break-point, the sales charge on the entire amount of the purchase that results in passing that break-point, and on subsequent purchases, will be subject to a further reduced sales charge in the same manner as set forth above under "Rights of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, shares of the applicable Portfolio purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge. The 5% escrow and the minimum purchase requirement will be applicable to the new stated goal. Investors electing to purchase shares of one or more of the Portfolios pursuant to this purchase plan should carefully read such Letter of Intent.

REDUCED SALES CHARGE FOR GROUP PURCHASES

         Members of qualified groups may purchase Class A shares of the Portfolios under the combined purchase privilege as described above.

         To receive a rate based on combined purchases, group members must purchase Class A shares of a Portfolio through a single investment dealer designated by the group. The designated dealer must transmit each member's initial purchase to the Distributor, together with payment and completed New Account Application. After the initial purchase, a member may send funds for the purchase of Class A shares directly to the Transfer Agent. Purchases of a Portfolio's shares are made at the public offering price based on the net asset value next determined after the Distributor or the Transfer Agent receives payment for the Class A shares. The minimum investment requirements described above apply to purchases by any group member.

         Qualified groups include the employees of a corporation or a sole proprietorship, members and employees of a partnership or association, or other organized groups of persons (the members of which may include other qualified groups) provided that: (i) the group has at least 25 members of which at least ten members participate in the initial purchase; (ii) the group has been in existence for at least six months; (iii) the group has some purpose in addition to the purchase of investment company shares at a reduced sales charge; (iv) the group's sole organizational nexus or connection is not that the members are credit card customers of a bank or broker-dealer, clients of an investment adviser or security holders of a company; (v) the group agrees to provide its designated investment dealer at least annually access to the group's membership by means of written communication or direct presentation to the membership at a meeting; (vi) the group or its investment dealer will provide annual certification, in form satisfactory to the Transfer Agent, that the group then has at least 25 members and that at least ten members participated in group purchases during the immediately preceding 12 calendar months; and (vii) the group or its investment dealer will provide periodic certification, in form satisfactory to the Transfer Agent, as to the eligibility of the purchasing members of the group.

         Members of a qualified group include: (i) any group that meets the requirements stated above and is a constituent member of a qualified group; (ii) any individual purchasing for his or her own account who is carried on the records of the group or on the records of any constituent member of the group as being a good standing employee, partner, member or person of like status of the group or constituent member; or (iii) any fiduciary purchasing shares for the account of a member of a qualified group or a member's beneficiary. For example, a qualified group could consist of a trade association that would have as its members individuals, sole proprietors, partnerships and corporations. The members of the group would then consist of the individuals, the sole proprietors and their employees, the members of the partnership and their employees, and the corporations and their employees, as well as the trustees of employee benefit trusts acquiring a Portfolio's shares for the benefit of any of the foregoing.

         Interested groups should contact their investment dealer or the Distributor. The Fund reserves the right to revise the terms of or to suspend or discontinue group sales with respect to shares of the Portfolio at any time.

              ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

         Reference  is  made  to  "Shareholder   Account   Information"  in  the
Prospectus for certain information as to the redemption of Portfolio shares.

         If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolios may pay the redemption price in whole, or in part, by a distribution in kind of securities from a Portfolio in lieu of cash. The Portfolios, other than Focused 2000 Growth Portfolio, Focused International Equity Portfolio and Focused Dividend Strategy Portfolio, having filed with the SEC a notification of election pursuant to Rule 18f-1, are committed to pay in cash all requests for redemption, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

         The Distributor is authorized, as agent for the Portfolios, to offer to repurchase shares that are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of a Portfolio next-determined after the repurchase order is received, less any applicable CDSC. Repurchase orders received by the Distributor after the Portfolio's close of business will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Portfolios nor the Distributor imposes any such charge. The offer to repurchase may be suspended at any time.

                               EXCHANGE PRIVILEGE

         Shareholders in any of the Portfolios may exchange their shares for the same class of shares of any other Portfolio or other SunAmerica Mutual Funds, except SunAmerica Senior Floating Rate Fund, that offer such class at the respective net asset value per share. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial or subsequent investment requirements. Notwithstanding the foregoing, shareholders may elect to make periodic exchanges on a monthly, quarterly, semi-annual and annual basis through the Systematic Exchange Program. Through this program, the minimum exchange amount is $25 and there is no fee for exchanges made. All exchanges can be effected only if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

         If a shareholder acquires Class A shares through an exchange from another SunAmerica Mutual Fund where the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

         A shareholder who acquires Class B or Class C shares through an exchange from another SunAmerica Mutual Fund will retain liability for any deferred sales charge outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares and the timing of conversion of Class B shares to Class A. A shareholder's CDSC schedule will not change from the CDSC schedule that was applicable at the time of purchase.

         Because abusive trading (including short-term "market timing" trading) can hurt a Portfolio's performance, each Portfolio will refuse any exchange sell order (1) if it appears to be a market timing transaction involving a significant portion of a Portfolio's assets or (2) from any shareholder account if previous use of the exchange privilege is considered abusive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indications, will be considered one account for this purpose.

         In addition, a Portfolio reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Portfolio receives or anticipates simultaneous orders affecting significant portions of the Portfolio's assets. In particular, an pattern of abusive exchanges that coincide with a "market timing" strategy will be disruptive to the Portfolio and may therefore be refused.

                        DETERMINATION OF NET ASSET VALUE


         Shares of each Portfolio are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00p.m. Eastern time). Each Portfolio calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.

         Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

         As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. Each Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. For foreign equity securities, the Portfolio uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

         Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors

         Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Portfolio if acquired within 60 days of maturity or, if already held by the Portfolio on the 60th day, are amortized to maturity based on the value determined on the 61st day.

         Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser or Subadviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Mutual funds held by the Portfolio are valued at the net asset value (market value) of the underlying fund.

         Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the Fund's total assets.

         A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Fund that inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operations.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

         Each Portfolio intends to distribute to the registered holders of its shares substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. Each Portfolio intends to distribute any net long-term capital gains from the sale of assets in excess of any net short-term capital losses. The current policy of each Portfolio is to pay investment income dividends, if any, at least annually. Each Portfolio intends to distribute net capital gains, if any, annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

         Distributions will be paid in additional Portfolio shares based on the net asset value at the close of business on the ex-dividend or reinvestment date, unless the dividends total in excess of $10.00 per distribution period and the shareholder notifies the Portfolio at least five business days prior to the payment date to receive such distributions in cash.

         If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, no interest will accrue on amounts represented by uncashed dividend or distribution checks.

TAXES

         Each Portfolio is qualified and intends to remain qualified and elect to be taxed as a regulated investment company under Subchapter M of the Code for each taxable year. In order to be qualified as a regulated investment company, each Portfolio generally must, among other things, (a) derive at least 90% of its gross income from the sales or other disposition of securities, dividends, interest, proceeds from loans of securities and certain other related income; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of each Portfolio's assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount no greater than 5% of the value of each Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

         As a regulated investment company, each Portfolio will not be subject to U.S. federal income tax on its ordinary income and net capital gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders an amount at least equal to the sum of 90% of its investment company taxable income for the taxable year and 90% of its net tax-exempt interest income for the taxable year. Each Portfolio intends to distribute sufficient income to meet this qualification requirement.

         Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Portfolio must distribute during each calendar year the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, I.E., net long-term capital gains in excess of its net short-term capital losses, for the one-year period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for the previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid during the calendar year if actually paid during such calendar year. Additionally, a distribution will be treated as paid on December 31 of a calendar year if it is declared by the distributing Portfolio in October, November or December of such year, payable to shareholders of record on a date in such month but actually paid by such Portfolio during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of such December 31 in the calendar year in which such dividend is declared, rather than on the date on which the distributions are actually received.

         Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. The portion of such ordinary income dividends received from each Portfolio that will be eligible for the dividends received deduction for corporations will be determined on the basis of the amount of each Portfolio's gross income, exclusive of capital gains from sales of stock or securities, which is derived as dividends from domestic corporations, other than certain tax-exempt corporations and certain real estate investment trusts, and will be designated as such in a written notice to shareholders mailed not later than 60 days after the end of each taxable year. Distributions of net capital gains (I.E., the excess of net capital gains from the sale of assets held for more than one year over net short-term capital losses, and including such gains from certain transactions in futures and options), if any, are taxable as capital gains to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individuals generally is 20%. The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

         Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Except as discussed below, the amount of any contingent deferred sales charge will reduce the amount realized on the sale or exchange for purposes of determining gain or loss. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. In the case of an individual, any such capital gain will be treated as short-term capital gain, taxable at the same rates as ordinary income if the shares were held for not more than one year and long-term capital gain taxable generally at the maximum rate of 20% if such shares were held for more than one year. A further reduction in the capital gains tax rate may be available with respect to shares of a Portfolio acquired after December 31, 2000 and held for more than five years. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than one year. Any such loss will be treated as long-term capital loss if such shares were held for more than one year. To the extent not disallowed, any loss recognized on the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of any long-term capital gains distribution, and any undistributed capital gains included in income by such shareholder with respect to such shares.

         Generally, any loss realized on a sale or exchange of shares of a Portfolio will be disallowed if other shares of such Portfolio are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Under certain circumstances the sales charge incurred in acquiring shares of a Portfolio may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies if shares of a Portfolio are exchanged within 90 days after the date they were purchased and the new shares are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will generally be determined by excluding from the tax basis of the shares exchanged the sales charge that was imposed on the acquisition of those shares to the extent of such reduction to the sales charge upon the exchange. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as result of having incurred the initial sales charge. The portion of the initial sales charge that is excluded from the basis of the exchanged shares is instead treated as an amount paid for the new shares.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Portfolio will be subject, since the amount of that Portfolio's assets to be invested in various countries is not known. If more than 50% in value of a Portfolio's total assets at the close of its taxable year consists of securities of foreign corporations, such Portfolio will be eligible to file an election with the Internal Revenue Service pursuant to which shareholders of the Portfolio will be required to include (in addition to taxable dividends actually received,) their proportionate share of such foreign taxes paid by the Portfolio in their U.S. income tax returns as gross income, treat such proportionate share as taxes paid by them, and deduct such proportionate share in computing their taxable incomes or, alternatively, subject to certain limitations and the Portfolio and the shareholders satisfying certain holding period requirements, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, however, may be claimed by non-corporate shareholders who do not itemize deductions. Only the Focused International Equity Portfolio is anticipated to qualify to pass through to its shareholders the ability to claim as a foreign tax credit its respective share of foreign taxes paid by the Portfolio. Certain retirement accounts which are not subject to tax cannot claim foreign tax credits on investments in foreign securities held in the Portfolio. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Portfolio's election described in this paragraph but will not be able to claim a credit or deduction against such U.S. tax for the foreign taxes treated as having been paid by such shareholder.

         Under  the  Code,  gains or  losses  attributable  to  fluctuations  in exchange rates which occur between the time a Portfolio accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Portfolio actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on sales of currencies or dispositions of debt securities or certain Forward Contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss. These gains, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of each Portfolio's investment company taxable income available to be distributed to its shareholders as ordinary income. In certain cases, a Portfolio may be entitled to elect to treat foreign currency gains on forward or futures contracts, or options thereon, as capital gains.

         The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and listed options on futures contracts which a Portfolio may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof ("60/40 gain or loss"). Such contracts, when held by a Portfolio at the end of a taxable year, generally are required to be treated as sold at market value on the last business day of such taxable year for Federal income tax purposes ("marked-to-market"). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Portfolio from transactions in over-the-counter options written by the Portfolio generally constitute short-term capital gains or losses. Any gain or loss recognized by a Portfolio from transactions in over-the-counter options purchased by such Portfolio generally has the same character as the property to which the option relates has in the hands of such Portfolio (or would have if acquired by the Portfolio). When call options written, or put options purchased, by a Portfolio are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the puts or increased by the premium received for calls.

         A  substantial  portion of each  Portfolio's  transactions  in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute "straddles" which are defined in the Code as offsetting positions with respect to personal property. A straddle, at least one (but not all) of the positions in which is a Section 1256 contract would constitute a "mixed straddle" under the Code. The Code generally provides with respect to straddles (i) "loss deferral" rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrecognized gains in the offsetting position, (ii) "wash sale" rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) "short sale" rules which may suspend the holding period of securities owned by a Portfolio when offsetting positions are established and which may convert certain capital losses from short-term to long-term, and (iv) "conversion transaction" rules which recharacterize all or a portion of capital gains as ordinary income. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections are also provided in the Code; no determination has been reached to make any of these elections.

         Code Section 1259 requires the recognition of gain if a Portfolio makes a "constructive sale" of an appreciated financial position (E.G., stock). A Portfolio generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

         Each Portfolio may purchase debt securities (such as zero-coupon, or deferred interest or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Portfolio and therefore is subject to the distribution requirements of the Code. Because the original issue discount earned by the Portfolio in a taxable year may not be represented by cash income, the Portfolio may have to dispose of other securities and use the proceeds to make distributions to shareholders.


         A Portfolio may be required to backup withhold U.S. federal income tax at the rate of 29% in the years 2005, and 28% in the year 2006 and thereafter of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability. Any distributions of net investment income or short-term capital gains made to a foreign shareholder generally will be subject to U.S.
withholding tax of 30% (or a lower treaty rate if applicable to such shareholder).


         The Focused Mid-Cap Growth Portfolio may, from time to time, invest in PFICs. A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. Investments in PFICs are subject to special rules designed to prevent deferral of U.S. taxation of a U.S. person's share of a PFIC's earnings. In the absence of certain elections, if any such Portfolio acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Portfolio will be subject to federal income tax on a portion of any "excess distribution" (generally a distribution in excess of a base amount) received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be currently included in the Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Portfolio may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Portfolio's taxable year, the Portfolio will recognize the amount of gains, if any, with respect to PFIC stock. Any gains resulting from such elections will be treated as ordinary income. Losses on PFIC stock are allowed only to the extent of such previous gains. Alternatively, the Portfolio may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Portfolio will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Portfolio; those amounts would be subject to the distribution requirements applicable to the Portfolio as described above. It may be very difficult, if not impossible, to make this election because of certain requirements thereof.

         Certain Portfolios may invest in real estate investment trusts ("REITs") that hold residual interests in REMICs. Under Treasury regulations that have not yet been finalized, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Portfolios, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders
(i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisors regarding the particular tax consequences to them of an investment in each Portfolio. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management and investment policies.

                                RETIREMENT PLANS

         Shares of a Portfolio may be purchased by various types of qualified retirement plans. The summary below is only a brief description of these plans and does not purport to be complete. Further information or an application to invest in shares of a Portfolio through purchase by any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that anyone considering an acquisition of Shares by a retirement plan consult a tax adviser before the acquisition is made.

PENSION AND PROFIT-SHARING PLANS

         Sections 401(a) and 401(k) of the Code permit employers and certain employee associations to establish qualified pension and profit sharing plans for employees, including those who are self-employed individuals or partners. Each qualified pension or profit sharing plan provides tax advantages for employers and participants. Contributions made by the employers are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

INDIVIDUAL 401(k)

         The individual 401(k) plan is intended for owner-only businesses and businesses with employees that can be excluded under federal laws governing plan coverage requirements. The Individual 401(k) is a type of 401(k) plan made newly relevant to owner-only businesses because of changes made to the section 415 and 404 limits provided by the Economic Growth and Tax Relief Act of 2001 (EGTRRA). The Individual 401(k) generally allows for an employer contribution of 25% of compensation and an employee salary deferral up to the limit defined in IRC
Section 402(g). In addition, because of its smaller size, the Individual 401(k) is also less complex and less costly than the typical multiple-employee 401(k) plan.

529 PLAN

         The 529 plan is a state-sponsored educational savings vehicle. Plan assets grow on a tax free basis and distributions from the plan used to pay educational expenses are federal income tax free. In addition, participants may be able to deduct contribution amounts from state income taxes depending on their state or residence. Unlike pre-paid tuition plans, 529 accounts are considered parental assets and only 5.6% of the account balance per year can be considered when determining the amount of eligible financial aid.

TAX-SHELTERED CUSTODIAL ACCOUNTS

         Section 403(b)(7) of the Code permits public school employees, and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to establish accounts through which shares of a Portfolio may be purchased. Subject to certain limitations, contributions by or on behalf of these employees to such accounts, and the earnings thereon, are excluded from their gross income for tax purposes until withdrawn.

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS

         Section 408 of the Code permits eligible individuals to contribute to an individual retirement account or annuity (a Traditional IRA), including an account under a Simplified Employee Pension Plan, commonly referred to as a SEP-IRA. Traditional IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals to make contributions, the amount (if any) entitled to be contributed on a deductible basis, and the time by which distributions must commence. In addition, certain distributions from some other types of retirement plans may be deposited on a tax-deferred basis in a Traditional IRA. Earnings on the funds in a Traditional IRA are not taxable until withdrawn.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP)

         A SARSEP offers a unique way for small employers to provide the benefit of retirement planning for their employees. Contributions are deducted from the employee's paycheck on a before-tax basis, and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return. Contributions and the earnings thereon are taxable when withdrawn. A SARSEP may not be established after 1996. A SARSEP established before 1997 may continue.

SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE IRA)

         This plan was introduced by a provision of the Small Business Job Protection Act of 1996 to provide small employers with a simplified tax-favored retirement plan. Contributions are deducted from the employee's paycheck before taxes and are deposited into a SIMPLE IRA by the employer, who must make either matching contributions or non-elective contributions for the employee. Contributions are tax-deductible for the employer and participants do not pay taxes on contributions, or the earnings thereon, until they are withdrawn.

ROTH IRA

         Roth IRAs were introduced by the Taxpayer Relief Act of 1997. Generally under Section 408A of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute to a Roth IRA. Contributions are not tax-deductible, but distribution of assets (contributions and earnings) held in the account for at least five years may be distributed tax-free under certain qualifying conditions.

EDUCATION IRA

         Education IRAs were introduced by the Taxpayer Relief Act of 1997. Generally, under Section 530 of the Code, unmarried individuals with adjusted gross income of up to $95,000, and married couples who file a joint return and have joint adjusted gross income of up to $150,000, may contribute up to $500 ($2,000 after 2001) each year to an Education IRA on behalf of a child under the age of 18. Contributions are not tax-deductible but distributions are tax-free if used for qualified educational expenses.

                              DESCRIPTION OF SHARES

         Ownership of the Portfolio is represented by shares of common stock. The total number of shares that the Fund has authority to issue is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000.00).


         Currently, seventeen Portfolios of shares of the Fund have been authorized pursuant to the Fund's Articles of Incorporation ("Articles"): the Focused 2000 Growth Portfolio, the Focused Multi-Cap Growth Portfolio, the Focused Large-Cap Value Portfolio, the Focused 2000 Value Portfolio, the Focused Large-Cap Growth Portfolio, the Focused Technology Portfolio, the Focused Growth and Income Portfolio, the Focused Multi-Cap Value Portfolio, the Focused International Equity Portfolio, the Focused Dividend

Strategy Portfolio, the Focused Mid-Cap Growth Portfolio, the Focused Mid-Cap Value Portfolio, SunAmerica Focused Equity Strategy, SunAmerica Focused Multi-Asset Strategy, SunAmerica Focused Balanced Strategy, SunAmerica Focused Fixed Income and Equity Strategy and SunAmerica Focused Fixed Income Strategy. The Focused Mid- Cap Value Portfolio and the Focused Mid-Cap Growth Portfolio are divided into four classes of shares, designated as Class A, Class B, Class C and Class I. The Directors may authorize the creation of additional Portfolios of shares so as to be able to offer to investors additional investment portfolios within the Fund that would operate independently from the Fund's present Portfolios, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each Portfolio of the Fund's shares represents the interests of the shareholders of that Portfolio in a particular portfolio of Fund assets. In addition, the Directors may authorize the creation of additional classes of shares in the future, which may have fee structures different from those of existing classes and/or may be offered only to certain qualified investors.

         Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Fund need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act. Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Fund. In addition, the Directors may be removed by the action of the holders of record of two-thirds or more of the outstanding shares. All Portfolios of shares will vote with respect to certain matters, such as election of Directors. When all Portfolios are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a Portfolio's policies, only shareholders of the Portfolios affected by the matter may be entitled to vote.

         The classes of shares of a given Portfolio are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an initial sales charge and a distribution fee, (iii) Class B shares are subject to a CDSC and a distribution fee, (iv) Class B shares convert automatically to Class A shares on the first business day of the month eight years after the purchase of such Class B Shares, (v) Class C shares are subject to a distribution fee and a CDSC, (vi) Class I shares are not subject to any sales charges or distribution fees, (vii) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (x) each class of shares will be exchangeable only into the same class of shares of any other Portfolio or other SunAmerica Funds that offer that class. All shares of the Fund issued and outstanding and all shares offered by the Prospectus when issued, are fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Fund. In addition, shares have no conversion rights, except as described above.

         The Articles provide, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted (as limited by the 1940
Act) that no Director or officer of the Fund shall be personally liable to the Fund or to stockholders for money damages. The Articles provide that the Fund shall indemnify (i) the Directors and officers, whether serving the Fund or its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force (as limited by the 1940 Act), including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the Fund's By-laws and be permitted by law. The duration of the Fund shall be perpetual.

                             ADDITIONAL INFORMATION

COMPUTATION OF OFFERING PRICE PER SHARE

         The following is the offering price calculation for each Class of shares of the Portfolios. The Class A, Class B and Class C calculations are based on the estimated value of each Portfolio's net assets and number of shares outstanding on the date such shares are first offered for sale to public investors. There are no sales charges for Class I shares and therefore the offering price for these shares will be computed by dividing the net assets by the number of shares outstanding.


-------------------------------------------------------------------------------------------------------------------
                                                              FOCUSED MID-CAP GROWTH PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                               Class A          Class B**           Class C           Class I
-------------------------------------------------------------------------------------------------------------------
Net Assets............................          $---               $---              $---               $---
-------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding ..........................           ---                ---               ---                ---
-------------------------------------------------------------------------------------------------------------------
Net Asset  Value Per  Share  (net  assets
divided by number of shares) .........         $12.50             $12.50            $12.50             $12.50
-------------------------------------------------------------------------------------------------------------------
Sales  charge  for Class A Shares:  5.75%
of  offering  price  (6.10%  of net asset
value per share)* ....................          $0.76               --                --              ---
-------------------------------------------------------------------------------------------------------------------
Offering Price........................         $13.26             $12.50            $12.50        $ 12.50
-------------------------------------------------------------------------------------------------------------------

-----------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.


-------------------------------------------------------------------------------------------------------------------
                                                                FOCUSED MID-CAP VALUE PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
                                               Class A            Class B**           Class C          Class I
-------------------------------------------------------------------------------------------------------------------
Net Assets.........................             $---                $---                $---             $---
-------------------------------------------------------------------------------------------------------------------
Number of Shares
Outstanding .......................              ---                 ---                 ---              ---
-------------------------------------------------------------------------------------------------------------------
Net Asset Value Per
Share (net assets divided by number of
shares) ...........................            $12.50              $12.50              $12.50           $12.50
-------------------------------------------------------------------------------------------------------------------
Sales charge for Class A Shares: 5.75%
of offering price (6.10% of net asset
value per share)* .................             $0.76                --                  --                ---
-------------------------------------------------------------------------------------------------------------------
Offering Price.....................            $13.26              $12.50              $12.50           $12.50
-------------------------------------------------------------------------------------------------------------------

----------------------------
* Rounded to nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B shares are not subject to an initial charge but may be subject to a contingent deferred sales charge on redemption of shares within six years of purchase.

REPORTS TO SHAREHOLDERS

         The Fund sends audited annual and unaudited semi-annual reports to shareholders of each of the Portfolios. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENCY

         State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as custodian and as Transfer Agent for the Portfolios and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street.

INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

         PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900 Houston, TX 77002, has been selected to serve as the independent accountants for all Portfolios and in that capacity examines the annual financial statements of the Portfolios. The firm of Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, serves as legal counsel to the Fund.

                              FINANCIAL STATEMENTS


         You may request a copy of the Fund's annual and semi-annual report at no charge by calling (800) 858-8850 or writing the Fund at AIG SunAmerica Fund Services, Inc., Mutual Fund Operations, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

                                    APPENDIX

                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS

DESCRIPTION OF MOODY'S CORPORATE RATINGS

         AAA Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds rated A possess many favorable investment attributes and are considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA Bonds rated Baa are considered as medium grade obligations; I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B Bonds rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         NOTE: Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.


                                   Appendix-1

DESCRIPTION OF MOODY'S COMMERCIAL PAPER RATINGS

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representations as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the Securities Act.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         --  Leading market positions in well established industries

         --  High rates of return on funds employed

         -- Conservative capitalization structures with moderate reliance on debt and ample asset protection -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation

         -- Well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

         If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

         Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks that may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships that exist with the issuer; and (8) recognition by management of obligations that may be present or may arise as a result of public interest questions and preparations to meet such obligations.


                                   Appendix-2

DESCRIPTION OF STANDARD & POOR'S CORPORATE DEBT RATINGS

         A Standard & Poor's corporate or municipal rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

         The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         AAA Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

         A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

         BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

                  Debt rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         BB Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.


                                   Appendix-3

         CCC Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

         CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

         C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

         CI The rating CI is reserved for income bonds on which no interest is being paid.

         D Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

         Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.

         L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal
                  Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.

         * Continuance of the rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

         NR       Indicates  that no rating  has been  requested,  that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Debt Obligations of Issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.

BOND INVESTMENT QUALITY STANDARDS

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," "BBB," commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


                                   Appendix-4

DESCRIPTION OF STANDARD & POOR'S COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest.

         A Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         A-1 This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated "A-1" that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

         A-2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.

         B Issues rated "B" are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

         C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D This rating indicates that the issue is either in default or is expected to be in default upon maturity.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.


                                   Appendix-5

                                     PART C


                                OTHER INFORMATION

Item 23:           Exhibits.

(a)        (i)     Articles of Incorporation, as Amended. Incorporated herein by reference to Exhibit 1(A) of the Registrant's Registration
                   Statement on Form N-1A (File No. 333-11283) filed on August
                   30, 1996.

           (ii) Articles Supplementary dated August 1, 1996. Incorporated herein by reference to Exhibit 1(B) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iii) Articles of Amendment dated August 19, 1996. Incorporated herein by reference to Exhibit 1(C) of the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on August 30, 1996.

           (iv) Articles of Amendment dated November 13, 1996. Incorporated herein by reference to Exhibit 1(D) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

           (v) Articles Supplementary of Amendment dated September 23, 1997. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vi) Articles Supplementary of Amendment dated April 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (vii) Articles Supplementary dated May 15, 1998. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (viii) Articles of Amendment dated March 29, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (ix) Articles of Amendment dated September 8, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (x) Articles Supplementary dated November 1, 1999. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xi) Articles Supplementary dated May 22, 2000. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xii) Articles Supplementary dated March 1, 2001. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xiii) Articles of Amendment dated September 26, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(M) of the Registrant's Registration Statement On Form N-14 (File no. 333-67844) filed on October 3, 2001.

           (xiv) Articles Supplementary dated September 27, 2001. Incorporated herein by reference to Pre-Effective Amendment No. 1 to
                   Exhibit 1(N) of the Registrant's Registration Statement on Form N-14. (File no. 333-67844) filed on October 3, 2001.

           (xv) Articles Supplementary dated April 16, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xvi) Articles Supplementary dated October 23, 2002. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 28, 2002.

           (xvii) Articles of Amendment dated December 17, 2003. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (xviii) Articles of Amendment dated February 17, 2004. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

(b) By-Laws. Incorporated herein by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on August 30, 1996.

(c) Instruments Defining Rights of Shareholders. Incorporated herein by reference to Exhibits (a) and (b) above.

(d)        (i)     Investment Advisory and Management Agreement. Incorporated
                   herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's
                   Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.


           (i)(a)  Investment Advisory and Management Agreement. Filed herewith.


           (ii) Subadvisory Agreement between SunAmerica and Hotchkis and Wiley Capital Management, LLC. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (iii) Subadvisory Agreement between AIG SunAmerica Asset Management Corp. ("SunAmerica") and American Century Investment Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

           (iv) Subadvisory Agreement between SunAmerica and BAMCO Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (v) Subadvisory Agreement between SunAmerica and Credit Suisse Asset Management, LLC (formerly known as Warburg Pincus Asset Management, Inc.). Incorporated herein by reference to Exhibit (d)(xx)of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (vi) Subadvisory Agreement between SunAmerica and Deutsche Asset Management Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (vii) Subadvisory Agreement between SunAmerica and Third Avenue Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 42 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.

           (viii) Subadvisory Agreement between SunAmerica and Fred Alger Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2000.

           (ix) Subadvisory Agreement between SunAmerica and Harris Associates L.P. Incorporated herewith by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (x) Subadvisory Agreement between SunAmerica and Janus Capital Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xi) Sub-Management Agreement between Janus Capital Management LLC, Perkins, Wolf, McDonnell and Company LLC and SunAmerica. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (xii)   Not applicable.

           (xiii) Subadvisory Agreement between SunAmerica and Dreman Value Management. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xiv) Subadvisory Agreement between SunAmerica and Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xv) Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit
                   (d)(xiii) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xvi) Subadvisory Agreement between SunAmerica and Massachusetts Financial Services Company. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (xvii) Subadvisory Agreement between SunAmerica and Oberweis Asset Management. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (xviii) Not applicable.

           (xix) Subadvisory Agreement between SunAmerica and Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit (xix) of Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on October 29, 1999.

           (xx) Subadvisory Agreement between SunAmerica and Wellington Management Company, LLP. Incorporated herein by reference to Exhibit (xxi) of Post-Effective Amendment No.13 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 26, 1999.

           (xxi) Subadvisory Agreement between SunAmerica and J.P. Morgan Investment Management Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (xxii) Subadvisory Agreement between SunAmerica and RCM Capital Management LLC. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 25 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on April 28, 2000.


           (xxiii) Subadvisory Agreement between SunAmerica and Eagle Asset
                   Management, Inc. Filed herewith.

           (xxiv) Subadvisory Agreement between SunAmerica Keeley Asset Management Corp. Filed herewith.

           (xxv) Subadvisory Agreement between SunAmerica and Munder Capital Management. Filed herewith.

           (xxvi) Subadvisory Agreement between SunAmerica and Perkins, Wolf, McDonnell and Company LLC. Filed herewith.

           (xxvii) Subadvisory Agreement between SunAmerica and Reich and Tang
                   Asset Mangement, LLC. Filed herewith.

           (xxviii) Subadvisory Agreement between SunAmerica and TimesSquare
                   Capital Management, LLC. Filed herewith.

           (xxix) Subadvisory Agreement between SunAmerica and Janus Capital Management, LLC. Filed herewith.

(e)        (i)     Distribution Agreement. Filed herewith.


           (ii) Form of Selling Agreement. Incorporated herewith by reference to the identical numbered Exhibit of Post-Effective
                   Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283 filed on January 30, 2002)

(f) Disinterested Trustees and Directors' Retirement Plan. Incorporated herein by reference to Exhibit 7 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 14, 1996.

(g) Custodian Agreement. Incorporated herein by reference to Exhibit 8 of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A (File No. 333- 11283) filed on November 14, 1996.

(h)        (i)     Service Agreement. Filed herewith.


           (ii) Transfer Agency Agreement. Incorporated herein by reference to Exhibit 9(b) of Pre-Effective Amendment No. 1 to the Registrant's Registration Statement on Form N-1A

           (iii) Administrative and Shareholder Services Agreement. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.


(i)(1)     Opinion and Consent of Counsel. Filed herewith.

(j)(i)(1)  Consent of Independent Auditors (PWC). Filed herewith.




(k)        Not applicable.

(l)        Not applicable.


(m)        (i)     Distribution Plans. Filed herewith.


(n)        Not applicable.

(o)        (i)     Amended and Restated 18f-3 Plan. Incorporated herewith by
                   reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's
                   Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

           (ii) Power of Attorney. Incorporated herewith by reference to the identically numbered Exhibit of Post Effective Amendment No. 42 to the Registrant Registration Statement on Form N-1A (File No. 333-11283) filed on January 28, 2003.


(p)        (i)     Code of Ethics for AIG SunAmerica Asset Management Corp.
                   Filed herewith.


           (ii) Code of Ethics for American Century Investment Management, Inc. Incorporated herein by reference to Exhibit p (i) of Post-Effective Amendment No. 16 to American Century World Mutual Funds, Inc.'s Registration Statement on Form N-1A (File No. 33-39242) filed on March 10, 2000.

           (iii) Code of Ethics for BAMCO, Inc. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (iv) Code of Ethics for Credit Suisse Asset Management, LLC Incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 21 to Credit Suisse Institutional Fund, Inc.'s Registration Statement on Form N-1A (File No. 33-47880) filed on August 30, 2000.

           (v) Code of Ethics for Deutsche Asset Management, Inc. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (vi) Code of Ethics for Third Avenue Management LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 28, 2001.

           (vii) Code of Ethics for Fred Alger Management, Inc. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 31 to the Alger Fund's Registration Statement on Form N-1A (File No. 33-4959; 811-01355) filed on July 21, 2000.

           (viii) Code of Ethics for Harris Associates. Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registrant's Registration statement on Form N-1A (File No. 033-38953; 811-06279) filed on January 26, 2001.

           (ix) Code of Ethics for Janus Capital Management LLC. Incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 95 to Janus Investment Fund's Registration Statement on Form N-1A (File No. 2-34393; 811-01879) filed on September 13, 2000.

           (x) Code of Ethics for Marsico Capital Management, LLC. Incorporated herein by reference to Exhibit p of Post-Effective Amendment No. 5 to Marsico Investment Fund's Registration Statement on Form N-1A (File No. 333-36975; 811-8397) filed on May 31, 2000.

           (xi) Code of Ethics for Massachusetts Financial Services. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on November 1, 2001.

           (xii)   Not applicable.

           (xiii) Code of Ethics for Oberweis Asset Management. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 33-9093) filed on April 27, 2001.

           (xiv) Code of Ethics for Perkins, Wolf, McDonnell & Company Inc. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xv) Code of Ethics for Dreman Value Management L.L.C. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xvi)   Not applicable.

           (xvii) Code of Ethics for Thornburg Investment Management, Inc. Incorporated herein by reference to Exhibit p(2) of Post-Effective Amendment No. 42 to Thornburg Investment Trust's Registration Statement on Form N-1A (File No. 33-14905) filed on September 1, 2000.

           (xviii) Code of Ethics for Wellington Management Company, LLP.
                   Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xix) Code of Ethics for Hotchkis and Wiley Capital Management, LLC. Incorporated herewith by reference to the identically numbered Exhibit of Post-Effective Amendment No. 45 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on February 20, 2004.

            (xx) Code of Ethics for RCM Capital Management LLC. Incorporated herein by reference to Post-Effective Amendment No. 28 to the Registrant's Registration Statement on Form N-1A (file No. 333-11283) filed on February 28, 2001.

           (xxi) Code of Ethics for Boston Partners Asset Management L.P. Incorporated herein by reference to the identically numbered Exhibit of Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A (File No. 333-11283) filed on June 19, 2002.

           (xxii) Code of Ethics for J.P. Morgan Investment Management Inc. Incorporated herein by reference to Exhibit(p)(2) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of SunAmerica Strategic Investment Series, Inc. (File No. 333-69517) filed on February 28, 2001.


           (xxiii) Code of Ethics for Eagle Asset Management, Inc. Filed herewith.

           (xxix)  Code of Ethics for Reich & Tang. Filed herewith.

           (xxx) Code of Ethics for TimesSquare Capital Management, LLC. Filed herewith.

           (xxxi) Code of Ethics for Keeley Asset Management, Inc. Filed herewith.

           (xxxii) Code of Ethics for Munder Capital Management. Filed herewith.



Item 24.           Persons Controlled by or Under Common Control with Registrant

           There are no persons controlled by or under common control with Registrant.

Item 25.           Indemnification

     5.01 Indemnification of Directors and Officers. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than a proceeding by or in the right of the Corporation in which such person shall have been adjudged to be liable to the Corporation), by reason of being or having been a director or officer of the Corporation, or serving or having served at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another entity in which the Corporation has an interest as a shareholder, creditor or otherwise (a "Covered Person"), against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable expenses (including attorney's fees) actually incurred by the Covered Person in connection with any such action, suit or proceeding, except (i) liability in connection with any proceeding in which it is determined that (A) the act or omission of the Covered Person was material to the matter giving rise to the proceeding, and was committed in bad faith or was the result of active and deliberate dishonesty, or (B) the Covered Person actually received an improper personal benefit in money, property or services, or (C) in the case of any criminal proceeding, the Covered Person had reasonable cause to believe that the act or omission was unlawful, and (ii) liability to the Corporation or its security holders to which the Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (any or all of the conduct referred to in clauses (i) and (ii) being hereinafter referred to as "Disabling Conduct").

     5.02 Procedure for Indemnification. Any indemnification under Section 5.01 shall (unless ordered by a court) be made by the Corporation only as authorized for a specific proceeding by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of the proceeding against the Covered Person for insufficiency of evidence of any Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, by a majority of a quorum of the directors who are neither "interested persons" of the Corporation as defined in the Investment Company Act of 1940 nor parties to the proceeding ("Disinterested Non-Party Directors"), or an independent legal counsel in a written opinion, that the Covered Person was not liable by reason of Disabling Conduct. The termination of any proceeding by judgment, order or settlement shall not create a presumption that the Covered Person did not meet the required standard of conduct; the termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, shall create a rebuttable presumption that the Covered Person did not meet the required standard of conduct. Any determination pursuant to this Section 5.02 shall not prevent recovery from any Covered Person of any amount paid to him in accordance with this By-Law as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to be liable by reason of Disabling Conduct.

     5.03 Advance Payment of Expenses. Reasonable expenses (including attorneys' fees) incurred by a Covered Person may be paid or reimbursed by the Corporation in advance of the final disposition of an action, suit or proceeding upon receipt by the Corporation of (i) a written affirmation by the Covered Person of his good faith belief that the standard of conduct necessary for indemnification under this By-Law has been met and (ii) a written undertaking by or on behalf of the Covered Person to repay the amount if it is ultimately determined that such standard of conduct has not been met, so long as either (A) the Covered Person has provided a security for his undertaking, (B) the Corporation is insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, has determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     5.04 Exclusivity, Etc. The indemnification and advance of expenses provided by this By-Law shall not be deemed exclusive of any other rights to which a Covered Person seeking indemnification or advance or expenses may be entitled under any law (common or statutory), or any agreement, vote of stockholders or disinterested directors, or other provision that is consistent with law, both as to action in an official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, shall continue in respect of all events occurring while the Covered Person was a director or officer after such Covered Person has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of such Covered Person. The Corporation shall not be liable for any payment under this By-Law in connection with a claim made by a director or officer to the extent such director or officer has otherwise actually received payment, under an insurance policy, agreement, vote or otherwise, of the amounts otherwise indemnifiable hereunder. All rights to indemnification and advance of expenses under the Charter and hereunder shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this By-Law is in effect. Nothing herein shall prevent the amendment of this By-Law, provided that no such amendment shall diminish the rights of any Covered Person hereunder with respect to events occurring or claims made before its adoption or as to claims made after its adoption in respect of events occurring before its adoption. Any repeal or modification of this By-Law shall not in any way diminish any rights to indemnification or advance of expenses of a Covered Person or the obligations of the Corporation arising hereunder with respect to events occurring, or claims made, while this By-Law or any provision hereof is in force.

     5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any Covered Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such; provided, however, that the Corporation shall not purchase insurance to indemnify any Covered Person against liability for Disabling Conduct.

     5.06 Severability: Definitions. The invalidity or unenforceability of any provision of this Article V shall not affect the validity or enforceability of any other provision hereof. The phrase "this By-Law" in this Article V means this Article V in its entirety.

                  Section 8 of the Article of Incorporation provides as follows:

     (5) The Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws of the Corporation and as permitted by law. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such By-Laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. The right of indemnification provided hereunder shall not be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     (6) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that this provision shall not be construed to protect any director or officer against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. No amendment, modification or repeal of this provision shall adversely affect any right or protection provided hereunder that exists at the time of such amendment, modification or repeal.

Item 26.           Business and other Connections of Investment Adviser

          SunAmerica is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SunAmerica on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SunAmerica and other required information.



          American Century Investment Management, Inc.; Boston Partners Asset Management, L.P.; Baron Capital Management, Inc.; Credit Suisse Asset Management, LLC; Dreman Value Management, L.L.C.; Deutsche Asset Management, Inc.; Third Avenue Management LLC; Fred Alger Management, Inc.; Harris Associates L.P.; Janus Capital Management LLC; Salomon Brothers Asset Management Inc.; Marsico Capital Management, LLC; Massachusetts Financial Services Company; Oberweis Asset Management; Perkins, Wolf, McDonnell & Company; Standish Mellon Asset Management Company LLC; Thornburg Investment Management, Inc.; and Wellington Management Company, LLP; Eagle Asset Management, Inc.; Keeley Asset Management Corp.; Munder Capital Management; Reich and Tang Asset Management, LLC; Times Square Capital Management, LLC; the Advisers of certain of the Portfolios of the Registrant, are primarily engaged in the business of rendering investment advisory services. Reference is made to the recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the following Advisers, and other required information:


                                                                       File No.


          American Century Investment Management, Inc.                 801-08174
          BAMCO, Inc.                                                  801-18656
          Boston Partners Asset Management                             801-49059
          Credit Suisse Asset Management, LLC                          801-37170
          Deutsche Asset Management, Inc.                              801-27291
          Dreman Value Management, L.L.C.                              801-54255
          Eagle Asset Management, Inc.                                 801-21343
          RCM Capital Management LLC                                   801-06709
          Third Avenue Management LLC                                  801-27792
          Fred Alger Management, Inc.                                  801-06709
          Harris Associates L.P.                                       801-50333
          Hotchkis and Wiley Capital Management LLC                    801-60512
          Janus Capital Management LLC                                 801-13991
          J.P. Morgan Investment Management Inc.                       801-21011
          Keeley Asset Management Corp.                                801-17827

          Massachusetts Financial Services Company                     801-17352
          Marsico Capital Management, LLC                              801-54914
          Munder Capital Management                                    801-48394
          Oberweis Asset Management                                    801-35657
          Perkins, Wolf, McDonnell & Company                           801-19974
          Reich & Tang Asset Management, LLC                           801-47230
          Thornburg Investment Management, Inc.                        801-17853
          TimesSquare Capital Management, LLC                          801-63492
          Wellington Management Company, LLP                           801-15908


Item 27.           Principal Underwriters

          (a) The principal underwriter of the Registrant also acts as principal underwriter for:

                   SunAmerica Income Funds
                   SunAmerica Money Market Funds, Inc.
                   SunAmerica Equity Funds
                   SunAmerica Senior Floating  Rate Fund, Inc.
                   AIG Series Trust

          (b) The following persons are the officers and directors of SunAmerica Capital Services, Inc., the principal underwriter of Registrant's Shares:

    Name and Principal        Position With               Position with
     Business Address         Underwriter                 the Registrant
---------------------------   -------------------------   ----------------------

Peter A. Harbeck              Director                    Director
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311

J. Steven Neamtz              Chief Executive Officer,    Vice President
Harborside Financial Center   President and Director
3200 Plaza 5
Jersey City, NJ 07311

          (c)      Not applicable.

Item 28.           Location of Accounts and Records

          State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and its affiliate, National Financial Data Services, collectively, act as custodian, transfer agent and dividend paying agent. They maintain books, records and accounts pursuant to the instructions of the Fund.

          SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica also maintains records at 2929 Allen Parkway, Houston, Texas 77019.

          American Century Investment Management, Inc. is located at the American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

          BAMCO, Inc. is located at 767 5th Avenue, 49th Floor, New York, New York 10153.

          Boston Partners Asset Management L.P. is located at 28 State Street, Boston, Massachusetts.

          Credit Suisse Asset Management, LLC is located at 466 Lexington Avenue, New York, New York 10017-3147.

          Deutsche Asset Management, Inc. is located at 280 Park Avenue, New York, New York 10017.

          Dreman Value Management LLC is located at 700 Exchange Place, Jersey City, New Jersey.


          Eagle Asset Management Inc. is located at 880 Carillon Parkway, P.O. Box 10520, St. Peterburg, FL 33733-0520.


          RCM Capital Management LLC is located at Four Embarcadero Center San Francisco, California 94111.

          Third Avenue Management LLC is located at 767 Third Avenue, New York, New York 10017.

          Fred Alger Management, Inc. is located at 30 Montgomery Street, 11th Floor, Jersey City, New Jersey 07302.

          Hotchkis and Wiley Capital Management is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017.

          Harris Associates L.P. is located at Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

          Janus Capital Management LLC is located at 100 Fillmore Street, Denver, Colorado 80206-4923.

          J.P. Morgan Investment Management Inc. is located at 522 Fifth Avenue, New York, New York 10036.


          Keeley Asset Management Corp. is located at 401 South LaSalle Street, Suite 1201, Chicago, IL 60605.


          Marsico Capital Management, LLC is located at 1200 17th Street, Suite 1300, Denver, Colorado 80202.

          Massachusetts Financial Services Company is located at 500 Boylston Street, Boston, Massachusetts 02116.


          Munder Capital Management is located at 480 Pierce Street, Birmingham, MI 48009.


          Oberweis Asset Management is located at 951 Icecream Drive, Suite 200, North Aurora, Illinois, 60542

          Perkins, Wolf, McDonnell & Company is located at 53 West Jackson Boulevard, Suite 818, Chicago, Illinois 60604.

          Reich & Tang Asset Management, LLC is located at 600 Fifth Avenue, New York, NY 10020.

          TimesSquare Capital Management, LLC is located at Four TimesSquare, 25th Floor, New York, NY 10020.


          Thornburg Investment Management, Inc. is located at 119 East Marcy Street, Santa Fe, New Mexico 87501.

          Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109.



Each of the Advisers maintains the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.

Item 29.           Management Services

          Not applicable.

Item 30.           Undertakings

          Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act and has duly caused this Post-Effective Amendment No. 49 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Jersey City, and State of New Jersey, on the 2nd day of August, 2005.


                                        SUNAMERICA FOCUSED SERIES, INC.
                                        (Registrant)



                                        By:              *
                                           -------------------------------------
                                           Vincent Marra
                                           President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A has been signed by the following persons in the capacities and on the date indicated.



       SIGNATURES                       TITLE                      DATE
---------------------------   ------------------------------   -----------------
            *
---------------------------   Director                         August 2, 2005
Peter A. Harbeck


            *                 Treasurer
---------------------------   (Principal Financial and         August 2, 2005
                              Accounting Officer)
Donna M. Handel


            *
---------------------------   Director                         August 2, 2005
Jeffrey S. Burum


            *
---------------------------   Director                         August 2, 2005
Samuel M. Eisenstat


            *
---------------------------   Director                         August 2, 2005
Stephen J. Gutman


            *
---------------------------   Director                         August 2, 2005
William F. Devin


            *
---------------------------   Director                         August 2, 2005
Dr. Judith L. Craven


            *
---------------------------   Director                         August 2, 2005
William J. Shea


            *                 President
---------------------------   (Principal Executive Officer)    August 2, 2005
Vincent Marra


*By: /s/ Corey Issing
     -----------------------------------                       August 2, 2005
     Corey Issing, Attorney-in-Fact